UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-8056

Praxis Mutual Funds

(Exact name of registrant as specified in charter)

1110 N. Main Street

Goshen, IN 46527

(Address of principal executive offices) (Zip code)

Anthony Zacharski

Dechert LLP

200 Clarendon Street, 27th Floor

Boston, MA 02116

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 977-2947

Date of fiscal year end: December 31

Date of reporting period: December 31, 2022

Item 1.	Reports to Stockholders.

(a)	The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Praxis Mutual Funds

Annual Report

for the 12 months ended Dec. 31, 2022

Praxis Mutual Funds	Class A	Class I
Impact Bond Fund	MIIAX	MIIIX
International Index Fund	MPLAX	MPLIX
Value Index Fund	MVIAX	MVIIX
Growth Index Fund	MGNDX	MMDEX
Small Cap Index Fund	MMSCX	MMSIX

Praxis Genesis Portfolios	Class A
Conservative Portfolio	MCONX
Balanced Portfolio	MBAPX
Growth Portfolio	MGAFX

Praxis Mutual Funds®

A fund family of Everence

Table of Contents

Message from the President	1
Stewardship Investing Report	2
Praxis Impact Bond Fund
Portfolio Managers’ Commentary	4
Performance Review	6
Schedule of Investments	7
Praxis International Index Fund
Portfolio Managers’ Commentary	15
Performance Review	17
Schedule of Investments	18
Praxis Growth and Value Index Fund
Portfolio Manager’s Commentary	25
Praxis Value Fund Performance Review	27
Praxis Value Index Fund Schedule of Investments	28
Praxis Growth Fund Performance Review	33
Praxis Growth Index Fund Schedule of Investments	34
Praxis Small Cap Index Fund
Portfolio Manager’s Commentary	38
Performance Review	40
Schedule of Investments	41
Praxis Genesis Portfolios
Portfolio Managers’ Commentary	47
Praxis Genesis Conservative Portfolio
Performance Review	49
Schedule of Investments	50
Praxis Genesis Balanced Portfolio
Performance Review	51
Schedule of Investments	52
Praxis Genesis Growth Portfolio
Performance Review	53
Schedule of Investments	54
Financial Statements
Statements of Assets & Liabilities	55
Statements of Operations	57
Statements of Changes in Net Assets	59
Financial Highlights	62
Notes to Financial Statements	70
Report of Independent Registered Public Accounting Firm	82
Additional Fund Information	83
Management of the Trust	89

Message from the President	Annual report to shareholders

Dear Praxis shareholders:

Investing is an inherently risky enterprise, but sometimes it can seem easy when optimism is in the air. Not so in 2022 as both stock and bond markets declined in tandem, shaking long held expectations that diversified portfolios would protect investors from frightening losses.

We know that stocks can and often do follow a jagged path through history. We’re less accustomed to high quality bond investments delivering double digit losses as they did during the year. It wasn’t credit risk that failed investors - there was very little deterioration in financial quality among the companies borrowing in public markets - but rather interest rate risk that caused bond values to fall, a relationship that worked to bond investors’ disadvantage when they could least afford it.

These broad trends were reflected in the performance of the Praxis Mutual Funds® as our team describes in the following pages. The index funds tracked corresponding equity markets lower and the Impact Bond Fund declined in step with the intermediate term investment grade bond market, outperforming its benchmark marginally. Our investment managers did a great job delivering on their objectives in a difficult environment.

On the positive side, interest rates resetting at higher levels allow bonds to potentially play the stabilizing role investors have come to expect. Higher starting yields provide a cushion to bond values should interest rates move higher. Time will tell whether markets return to more typical patterns in the coming year.

Of course, we know you invest in Praxis Mutual Funds not just for investment returns, but also for the positive impacts your investments make on the world. Despite the turmoil in markets, the Praxis team continued to extend your values into the world through a range of impact strategies including advocacy, impact bonds, and active proxy voting with the companies we invest in.

In each of these activities, we invite companies to internalize the costs and impacts of their activities. Not to shame them into better behavior, but to position them for success. We believe that companies that fail to plan for climate change, ignore the corrosive effects of inequality and practice poor governance risk their future and the returns they generate for investors.

Christians are encouraged to be “salt and light” to the world, to bind up wounds and side with the poor. It may seem like a stretch to some that these eternal lessons can be applied in the marketplace, but we believe they can and should. Thank you for joining Praxis on this important journey.

Sincerely,

Chad M. Horning, CFA®
President
Praxis Mutual Funds

Praxis Mutual Funds are advised by Everence Capital Management and distributed through FINRA member Foreside Financial Services, LLC.

The views expressed are those of the Praxis Mutual Funds’ President as of Dec. 31, 2022, are subject to change, and may differ from the views of portfolio managers or Everence Capital Management as a whole. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. All data referenced are from sources deemed to be reliable but cannot be guaranteed. Securities and sectors referenced should not be construed as a solicitation or recommendation or be used as the sole basis for any investment decision.

Message from the Vice President of Stewardship Investing	Annual report to shareholders

Being “salt and light” in the world of investing

In Chad Horning’s letter to shareholders, he ends by reminding us of the Christian call to be “salt and light” in this world. This reference to a passage in the book of Matthew (vs. 13-16) speaks to the dual role we all can have in impacting our world for the better.

To be salt is to be “in the world but not of it,” to participate while also influencing and affecting. We’re also challenged to care for and preserve the uniqueness of this influence, so our efforts won’t be diluted by the forces around us. To be light is to illuminate a path forward. It pushes back the darkness and distractions and calls us toward a brighter, more positive future.

What then does “salt and light” have to do with the world of investing? The Bible contains more than 2,700 references to money, economics, and the use of resources – more than almost any other topic. So clearly this stuff is important.

First, we recognize that economics and investing play an incredibly important role in our lives and significantly shape the world we live in. And while some faith-based investment managers focus primarily on avoiding the negative, Praxis Mutual Funds® believes there is so much more we can do – as a witness to the faith and values we hold – to impact individuals, communities and the world for the better. This is the “light” we can offer.

The emergence of environmental, social and governance risk data has helped us manage both the financial and global/community impact of our investments in new ways. The integration of ESG data has rapidly become part of the mainstream investment management processes. But exactly how this data is used and the values that are supported depend on the manager. We take this responsibility seriously and believe this information not only supports our prudent investment processes, but informs our desire to productively manage the impact our funds have on Creation and communities.

In late 2021, we launched our ImpactX framework – a set of seven impact strategies designed to help communicate and deepen the positive, transformative influence our investments have on the world around us. Each strategy is paired with a gauge indicating its potential for contributing to real-world change.

While all ImpactX strategies are important, each has a unique profile in the impact it carries:

●	Values + ESG Screening communicates the foundational values we hold but has limited potential to promote real-world change.

●	Values-based Proxy Voting provides consistent communication and support for important values and ESG resolutions on hundreds of corporate ballots annually.

●	ESG Integration ensures the intentional inclusion of material environmental, social, and governance risk data in the investment process.

●	Positive Impact Bonds deliver targeted, real-world benefit to the climate and/or communities through market-rate investments.

●	Company Engagement provides intentional dialogue with senior company leaders, through both shareholder and bondholder relationships, to promote positive change in corporate policy and practice.

●	Advocacy and Education encourages our active involvement with industry and regulatory bodies to promote a transparent business and reporting environment that benefits all stakeholders.

●

Community Investing creates a special, limited allocation of investments promoting the inclusion and development of underserved communities through potentially concessionary investments providing deep, real-world change where it is needed most.

In 2022, we launched Praxis Real Impact Quarterly – a quarterly newsletter designed to communicate the power of investing for real-world change to our advisors and investors through both data and stories. Similarly, our 2022 Praxis Real Impact Annual Report has been completely redesigned around ImpactX and is available on the Praxis Mutual Funds website. We’ve also partnered with YourStake (yourstake.org), an innovative provider of real-world impact data, to help us better understand and communicate the effectiveness of our funds in living out our change-oriented values. And our website is now filled with stories of influence and change from across all seven ImpactX strategies.

Message from the Vice President of Stewardship Investing	Annual report to shareholders

As we look toward the 30th anniversary of Praxis in 2024, we recognize that there is more to be done and we’re committed to continuing to explore how we can more fully reflect the positive, shared values of the Praxis growing family of advisors and investors. Thanks for trusting us to be your “salt and light” in the investing world!

Mark A. Regier
Vice President of Stewardship Investing
Praxis Mutual Funds

To learn more about ImpactX, view editions of our Real Impact Quarterly, and explore our latest Real Impact Annual Report, along with details of the difference Praxis is making in the world, please visit praxismutualfunds.com/real-impact.

The views expressed are those of the Vice President of Stewardship Investing as of Dec. 31, 2022, are subject to change, and may differ from the views of portfolio managers or Everence Capital Management as a whole. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. All data referenced are from sources deemed to be reliable but cannot be guaranteed. Securities and sectors referenced should not be construed as a solicitation or recommendation or be used as the sole basis for any investment decision.

Praxis Impact Bond Fund

Annual Report to Shareholders

Portfolio Managers’ Commentary (unaudited)

For the year ended Dec. 31, 2022, the Praxis Impact Bond Fund’s Class I Shares had a return of -12.65%, and the Class A Shares (without load) returned -13.12%. The Bloomberg U.S. Aggregate Bond Index, the Fund’s benchmark, returned -13.01%.

Over the last five years, the Class I Shares returned 0.02% (average annual return) versus 0.02% for the Fund’s benchmark. And over the last 10 years, the Class I Shares returned 1.10% (average annual return) versus 1.06% for the Fund’s benchmark. As of Dec. 31, 2022, within the Morningstar Intermediate Core Bond category, the Class I Shares’ total return ranked in the 22nd percentile for the one-year period (out of 453 funds), 31st percentile for the five-year period (out of 372 funds) and 28th percentile for the last 10 years (out of 275 funds).

At the beginning of 2022, the market was expecting Federal Reserve (the Fed) Fed Funds rate increases of 0.75% or less and that the CPI rate of 7.0% year-over-year was already the peak for the year. That was wrong. CPI increased until it reached 9.1% in June and then it finally started to moderate. That pushed the Fed to be much more aggressive. They raised the Fed Funds rate by 4.25% in 2022. Higher interest rates across the yield curve caused intermediate bond total returns to have historically poor results for the calendar year.

The 2-year U.S. Treasury yield started 2022 at 0.73% and finished the year at 4.43%. The 10-year U.S. Treasury yield started 2022 at a yield of 1.51% and finished the year at 3.88%. Higher rates in short maturities versus long maturities is a yield curve inversion. These inversions have preceded every recession since the 1970s, but recessions don’t always follow a yield curve inversion. Most economists are expecting at least a shallow recession in 2023.

The Praxis Impact Bond Fund had a duration of 90% versus the index to start the year. As interest rates increased, we raised the duration to about 99% of the index by June. That short duration position in the first half of the year – along with a major increase in interest rates – was the major reason for our outperformance in 2022.

Our overweight to corporate bonds was the second biggest contributors to performance in 2022, with financial institutions and utilities the best performers. We started the year underweight corporates on a DTS (duration times spread) basis, but the managers bought a lot of corporates as spreads increased. Spreads moved lower after reaching their wide levels in October. The Fund benefited from its underweight to corporates to start the year and its overweight later in the year. Our overweight to U.S. agency bonds versus U.S. Treasuries was a negative for the year. Our underweight to mortgage-backed securities was a slight negative for the year, but we have a large overweight to Agency Commercial mortgage-backed securities (CMBS) and that had a positive effect.

We were able to grow the Fund’s holdings of positive impact bonds – fixed-income investments that have a positive impact on the climate and/or community – to over 37% of the portfolio by Dec. 31, 2022. We purchased 27 different impact bonds in 2022. Many new and exciting issues came to the market with impact bonds in green, sustainability and social bonds.

Of the 168 bonds in the Fund that we define as positive impact holdings, 101 provide clear benefits to the climate. The remaining positive impact bonds produce benefits to communities by funding affordable housing, community development, education, sustainability and social bonds, and more.

Our Morningstar Historical Corporate Sustainability Percent Rank (as of Nov. 30, 2022) is in the 9th percentile and is a 5 out of 5 Globes Sustainability Rating.

As we start 2023, we are positioned for the expectation that interest rates and corporate bond performance may be volatile, and we will stay nimble just as we did in 2022. We continue to look for more opportunities to enhance the financial return of the Praxis Impact Bond Fund and to make a positive impact on the world we share.

Benjamin J. Bailey, CFA®
Praxis Impact Bond Fund Co-Manager
Praxis Mutual Funds®

Chris Woods, CFA®
Praxis Impact Bond Fund Co-Manager
Praxis Mutual Funds®

The views expressed are those of the portfolio managers as of Dec. 31, 2022, are subject to change, and may differ from the views of other portfolio managers or Everence Capital Management as a whole. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. All data referenced are from sources deemed to be reliable but cannot be guaranteed. Securities and sectors referenced should not be construed as a solicitation or recommendation or be used as the sole basis for any investment decision.

The Bloomberg U.S. Aggregate Bond Index is an unmanaged index composed of the Bloomberg U.S. Government/Credit Index and the Bloomberg U.S. Mortgage-Backed Securities Index and includes Treasury issues, agency issues, corporate bond issues and mortgage-backed securities, and is intended to be generally representative of the bond market as a whole.

The Morningstar percentile ranking is based on the Fund’s total-return percentile rank relative to all managed products that have the same category for the same time period. The highest (or most favorable) percentile rank is 1%, and the lowest (or least favorable) percentile rank is the highest number in the category. Morningstar total return includes both income and capital gains or losses and is not adjusted for sales charges. © 2022 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

Praxis Impact Bond Fund

Annual Report to Shareholders

Portfolio Managers’ Commentary (unaudited), continued

The Morningstar Sustainability Rating™ is intended to measure how well the issuing companies of the securities within a fund’s portfolio holdings are managing their financially material environmental, social and governance, or ESG, risks relative to the fund’s Morningstar Global Category peers. The Morningstar Sustainability Rating calculation is a five -step process. First, each fund with at least 67% of assets covered by a company-level ESG Risk Score from Sustainalytics receives a Morningstar Portfolio Sustainability Score. The Morningstar Portfolio Sustainability Score is an asset-weighted average of company level ESG Risk Scores. The Portfolio Sustainability Score ranges between 0 to 100, with a higher score indicating that a fund has, on average, more of its assets invested in companies with high ESG Risk. Second, the Historical Sustainability Score is an exponential weighted moving average of the Portfolio Sustainability Scores over the past 12 months. The process rescales the current Portfolio Sustainability Score to reflect the consistency of the scores. The Historical Sustainability Score ranges between 0 to 100, with a higher score indicating that a fund has, on average, more of its assets invested in companies with high ESG Risk, on a consistent historical basis. Third, the Morningstar Sustainability Rating is then assigned to all scored funds within Morningstar Global Categories in which at least thirty (30) funds receive a Historical Sustainability Score and is determined by each fund’s Morningstar Sustainability Rating Score rank within the following distribution: High (highest 10%), Above Average (next 22.5%), Average (next 35%), Below Average (next 22.5%), and Low (lowest 10%). Fourth, then Morningstar applies a 1% rating buffer from the previous month to increase rating stability. This means a fund must move 1% beyond the rating breakpoint to change ratings. Fifth, they adjust downward positive Sustainability Ratings to funds with high ESG Risk scores. The logic is as follows: If Portfolio Sustainability score is above 40, then the fund receives a Low Sustainability Rating. If Portfolio Sustainability score is above 35 and preliminary rating is Average or better, then the fund is downgraded to Below Average. If the Portfolio Sustainability score is above 30 and preliminary rating is Above Average, then the fund is downgraded to Average. If the Portfolio Sustainability score is below 30, then no adjustment is made. The Morningstar Sustainability Rating is depicted by globe icons where High equals 5 globes and Low equals 1 globe. Since a Sustainability Rating is assigned to all funds that meet the above criteria, the rating it is not limited to funds with explicit sustainable or responsible investment mandates. Morningstar updates its Sustainability Ratings monthly. The Portfolio Sustainability Score is calculated when Morningstar receives a new portfolio. Then, the Historical Sustainability Score and the Sustainability Rating is calculated one month and six business days after the reported as-of date of the most recent portfolio. As part of the evaluation process, Morningstar uses Sustainalytics’ ESG scores from the same month as the portfolio as-of date. Please click on http://corporate1.morningstar.com/SustainableInvesting/ for more detailed information about the Morningstar Sustainability Rating methodology and calculation frequency. Sustainalytics is an independent ESG and corporate governance research, ratings, and analysis firm. Morningstar, Inc. holds a non-controlling ownership interest in Sustainalytics. © 2022 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

Praxis Impact Bond Fund

Performance Review (unaudited)

Growth of $10,000 investment from 12/31/12 to 12/31/22

This chart represents historical performance of a hypothetical investment of $10,000 in Class A Shares (adjusted for the maximum sales charge of 3.75%) of the Fund and Index from 12/31/12 to 12/31/22 and includes the reinvestment of dividends and capital gains.

			Average Annual
	Inception Date	One Year Ended	Three Year Ended	Five Year Ended	Ten Year Ended	Expense Ratio** Gross/Net
Praxis Impact Bond Fund
Class A *	5/12/99	-16.37%	-4.24%	-1.15%	0.30%	0.88%	0.88%
Class A (Without Load)	5/12/99	-13.12%	-3.00%	-0.40%	0.69%
Class I	5/1/06	-12.65%	-2.58%	0.02%	1.10%	0.48%	0.48%
Bloomberg U.S. Aggregate Bond Index [1]		-13.01%	-2.71%	0.02%	1.06%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit www.praxismutualfunds.com. Indexes are unmanaged, do not incur fees, and it is not possible to invest directly in an index.

The total returns shown reflect any expenses that were contractually or voluntarily reduced, reimbursed or paid by any party during the periods presented. In such instances, and without activity, the total returns would have been lower.

*    The total return figures shown reflect the maximum sales charge applicable to Class A Shares for the Fund. Class A Shares have a maximum sales charge on purchases of 3.75%.

**    Reflects the expense ratios as reported in the Prospectus dated April 30, 2022.

1    Bloomberg U.S. Aggregate Bond Index is an unmanaged index composed of the Bloomberg U.S. Government/Credit Index and the Bloomberg U.S. Mortgage-Backed Securities Index and includes Treasury issues, agency issues, corporate bond issues and mortgage-backed securities, and is intended to be generally representative of the bond market as a whole.

The above index is for illustrative purposes only and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of these expenses. An investor cannot invest directly in an index, although an investor can invest in its underlying securities.

Schedule of Investments

Praxis Impact Bond Fund

December 31, 2022

	Coupon	Maturity	Principal Amount	Fair Value
MUNICIPAL BONDS — 1.0%
American Municipal Power Ohio, Inc., Rev. Taxable-Hydroelectric Projects, Series 2010-A	7.334%	02/15/28	$1,000,000	$1,066,071
City of San Francisco, California, Public Utilities Comm. Water Rev., Series 2019-A	3.303%	11/01/39	2,500,000	2,015,600
Findlay City School District, Series 2010-B	6.250%	12/01/37	270,000	270,319
Houston, Texas, Independent School District, Series 2009A-2	6.168%	02/15/34	1,000,000	1,001,480
Massachusetts St., Series 2016-F	3.277%	06/01/46	3,100,000	2,357,581
New Jersey St. Housing & Mortgage Finance, Series 2013-C	2.600%	07/01/23	55,000	54,834
Osceola County Housing Finance Authority Rev., Series 2013-B	3.350%	07/01/23	45,000	45,000
TOTAL MUNICIPAL BONDS (COST $8,304,108)				$6,810,885

CORPORATE BONDS — 38.0%
APPAREL & TEXTILE PRODUCTS — 0.2%
Hanesbrands, Inc. (a)	4.625%	05/15/24	500,000	484,264
VF Corp.	2.400%	04/23/25	536,000	503,141
				987,405
ASSET MANAGEMENT — 0.1%
Ameriprise Financial, Inc.	3.000%	04/02/25	730,000	699,236

AUTOMOTIVE — 0.5%
BMW US Capital, LLC (a)	3.800%	04/06/23	1,000,000	997,644
BorgWarner, Inc.	2.650%	07/01/27	601,000	534,633
Honda Motor Co. Ltd.	2.967%	03/10/32	760,000	651,071
Hyundai Capital Services, Inc. (a)	1.250%	02/08/26	200,000	173,696
Magna International, Inc.	2.450%	06/15/30	1,250,000	1,032,909
				3,389,953
BANKING — 4.2%
Bank of America Corp.	0.981%	09/25/25	1,500,000	1,380,564
Bank of America Corp.	2.456%	10/22/25	1,000,000	944,857
Bank of America Corp.	1.530%	12/06/25	2,000,000	1,844,601
Bank of America Corp.	4.271%	07/23/29	1,000,000	932,500
Bank of America Corp.	2.572%	10/20/32	1,500,000	1,174,804
Bank of Montreal	3.300%	02/05/24	1,000,000	981,256
Citigroup, Inc.	1.678%	05/15/24	1,250,000	1,232,290
Citigroup, Inc.	3.700%	01/12/26	1,750,000	1,683,362
Citigroup, Inc.	2.014%	01/25/26	1,000,000	926,767
Citigroup, Inc.	2.572%	06/03/30	1,000,000	808,790
ING Groep N.V. (a)	4.625%	01/06/26	1,250,000	1,220,687
JPMorgan Chase & Co.	0.653%	09/16/24	1,000,000	964,348
JPMorgan Chase & Co.	0.563%	02/16/25	500,000	471,540
JPMorgan Chase & Co.	3.200%	06/15/26	2,557,000	2,414,100
JPMorgan Chase & Co.	2.739%	10/15/30	2,000,000	1,677,232
Key Bank, N.A.	1.250%	03/10/23	1,750,000	1,739,169
Mitsubishi UFJ Financial Group (b)	2.527%	09/13/23	1,250,000	1,226,252

	Coupon	Maturity	Principal Amount	Fair Value
CORPORATE BONDS — 38.0%, continued
BANKING — 4.2%, continued
National Australia Bank, New York Branch	3.625%	06/20/23	$1,750,000	$1,740,708
Regions Financial Corp.	2.250%	05/18/25	1,000,000	934,511
State Street Corp.	4.164%	08/04/33	195,000	180,128
Sumitomo Mitsui Financial Group, Inc.	0.508%	01/12/24	2,000,000	1,903,961
Toronto-Dominion Bank (SOFR + 45) (c)	3.977%	09/28/23	2,000,000	1,996,497
				28,378,924
BEVERAGES — 0.2%
Coca-Cola Co. (The)	3.450%	03/25/30	500,000	464,972
Coca-Cola Femsa S.A.B. de C.V.	1.850%	09/01/32	1,000,000	752,811
				1,217,783
BIOTECH & PHARMA — 0.9%
AbbVie, Inc.	2.950%	11/21/26	500,000	464,992
Amgen, Inc.	3.000%	02/22/29	2,500,000	2,213,753
Gilead Sciences, Inc.	3.650%	03/01/26	750,000	723,050
Zeneca Wilmington, Inc.	7.000%	11/15/23	1,100,000	1,114,519
Zoetis, Inc.	3.250%	02/01/23	1,200,000	1,198,250
				5,714,564
CABLE & SATELLITE — 0.2%
Comcast Corp.	3.300%	04/01/27	500,000	471,188
Comcast Corp.	2.937%	11/01/56	672,000	415,582
Time Warner Cable, Inc.	4.500%	09/15/42	500,000	366,052
				1,252,822
CHEMICALS — 1.0%
Avery Dennison Corp.	2.650%	04/30/30	1,250,000	1,029,234
DowDuPont, Inc.	4.493%	11/15/25	1,500,000	1,475,028
Ecolab, Inc.	4.800%	03/24/30	140,000	138,586
Ecolab, Inc.	2.750%	08/18/55	1,470,000	877,207
LG Chemical Ltd. (a)	3.250%	10/15/24	290,000	278,145
Nutrien Ltd.	1.900%	05/13/23	800,000	790,858
Nutrien Ltd.	5.875%	12/01/36	840,000	854,706
Solvay Finance S.A. (a)	4.450%	12/03/25	1,250,000	1,209,471
				6,653,235
CONSTRUCTION MATERIALS — 0.4%
Carlisle Cos., Inc.	3.500%	12/01/24	1,250,000	1,207,902
Owens Corning	4.200%	12/01/24	1,000,000	984,386
Owens Corning	3.950%	08/15/29	300,000	272,657
				2,464,945
CONSUMER SERVICES — 4.5%
Andrew W. Mellon Funding	0.947%	08/01/27	1,050,000	894,745
California Endowment (The)	2.498%	04/01/51	4,500,000	2,767,557
Conservation Fund, Series 2019	3.474%	12/15/29	535,000	455,883
Ford Foundation (The), Series 2017	3.859%	06/01/47	2,485,000	2,069,176
Ford Foundation (The)	2.415%	06/01/50	235,000	147,835
John D. & Catherine T. MacArthur Foundation, Series 2020	1.299%	12/01/30	1,500,000	1,132,367
Leland Stanford Junior University (The)	3.460%	05/01/47	1,415,000	1,129,863
Local Initiatives Support Corp.	4.649%	03/01/37	1,500,000	1,392,386

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis Impact Bond Fund
December 31, 2022

	Coupon	Maturity	Principal Amount	Fair Value
CORPORATE BONDS — 38.0%, continued
CONSUMER SERVICES — 4.5%, continued
Massachusetts Institute of Technology	3.959%	07/01/38	$1,500,000	$1,371,276
Massachusetts Institute of Technology, Series H	3.067%	04/01/52	4,000,000	2,928,738
President & Fellows of Harvard College, Series 2016-B	3.150%	07/15/46	3,961,000	3,057,155
President & Fellows of Harvard College, Series 2020-B	2.517%	10/15/50	1,300,000	843,932
President & Fellows of Harvard College, Series 2022-A	3.745%	11/15/52	500,000	416,039
Rockefeller Foundation (The)	2.492%	10/01/50	1,800,000	1,140,429
Stanford University California, Series 2020-A	2.413%	06/01/50	3,450,000	2,173,354
Trustees of Princeton University (The) (b)	2.516%	07/01/50	5,150,000	3,426,697
University of Notre Dame, Series 2017	3.394%	02/15/48	2,424,000	1,895,313
Yale University	2.402%	04/15/50	4,165,000	2,643,913
				29,886,658
CONTAINERS & PACKAGING — 0.4%
CCL Industries, Inc. (a)	3.050%	06/01/30	1,750,000	1,439,621
Sonoco Products Co.	5.750%	11/01/40	1,000,000	958,238
				2,397,859
DIVERSIFIED INDUSTRIALS — 0.1%
Illinois Tool Works, Inc.	3.900%	09/01/42	1,000,000	849,398

ELECTRIC UTILITIES — 5.4%
Ameren Illinois Co.	5.900%	12/01/52	1,000,000	1,085,860
Avangrid, Inc.	3.150%	12/01/24	1,800,000	1,720,387
Avista Corp. (b)	4.000%	04/01/52	1,000,000	787,977
Caledonia Generating, LLC (a)	1.950%	02/28/34	1,769,708	1,502,810
Consolidated Edison Co.	3.350%	04/01/30	1,000,000	899,363
DTE Electric Co.	4.050%	05/15/48	1,750,000	1,454,316
DTE Electric Co.	3.650%	03/01/52	500,000	387,973
Duke Energy Carolinas, LLC	3.550%	03/15/52	1,000,000	757,305
Duke Energy Progress, LLC	3.450%	03/15/29	1,750,000	1,610,902
Duke Energy Progress, LLC	4.000%	04/01/52	1,500,000	1,199,856
Electricite de France S.A. (a)	3.625%	10/13/25	1,250,000	1,204,833
Enel Finance International N.V. (a)	2.650%	09/10/24	1,250,000	1,195,995
Florida Power & Light Co.	3.700%	12/01/47	1,300,000	1,042,215
Florida Power & Light Co.	2.875%	12/04/51	2,000,000	1,341,288
Georgia Power Co.	3.250%	04/01/26	1,000,000	945,430
Interstate Power & Light Co.	3.600%	04/01/29	1,250,000	1,142,887
Liberty Utilities Financial Services (a)	2.050%	09/15/30	355,000	266,687
MidAmerican Energy Co. (b)	3.950%	08/01/47	1,750,000	1,424,619

	Coupon	Maturity	Principal Amount	Fair Value
CORPORATE BONDS — 38.0%, continued
ELECTRIC UTILITIES — 5.4%, continued
Midland Cogeneration Venture, L.P. (a)	6.000%	03/15/25	$194,797	$196,794
Narragansett Electric Co. (a)	3.395%	04/09/30	1,500,000	1,340,204
National Rural Utilities	1.350%	03/15/31	1,000,000	738,938
NextEra Energy Capital Holdings, Inc.	0.650%	03/01/23	400,000	397,261
Niagara Mohawk Power Corp. (a)	1.960%	06/27/30	1,500,000	1,185,729
Northern States Power Co.	2.900%	03/01/50	1,250,000	854,956
NSTAR Electric Co.	3.950%	04/01/30	600,000	564,026
NSTAR Electric Co.	5.500%	03/15/40	1,250,000	1,271,749
Potomac Electric Power Co.	6.500%	11/15/37	1,000,000	1,095,004
Public Service Co.	3.700%	06/15/28	1,750,000	1,665,239
Puget Energy, Inc.	4.223%	06/15/48	1,000,000	810,099
Rochester Gas & Electric Corp. (a)	1.850%	12/01/30	500,000	381,153
San Diego Gas and Electric Co.	4.500%	08/15/40	841,000	756,400
Solar Star Funding, LLC (a)	3.950%	06/30/35	251,772	216,177
Solar Star Funding, LLC (a)	5.375%	06/30/35	393,332	383,931
Southern California Edison	4.050%	03/15/42	1,165,000	926,738
Tenaska Virginia Partners, L.P. (a)	6.119%	03/30/24	197,345	194,840
Topaz Solar Farms, LLC (a)(b)	4.875%	09/30/39	226,455	199,847
Topaz Solar Farms, LLC (a)	5.750%	09/30/39	546,943	518,228
Union Electric Co.	2.625%	03/15/51	2,000,000	1,260,194
Westar Energy, Inc.	2.550%	07/01/26	1,292,000	1,190,032
				36,118,242
ELECTRICAL EQUIPMENT — 0.3%
Johnson Controls International plc	1.750%	09/15/30	1,000,000	798,776
Legrand S.A.	8.500%	02/15/25	1,000,000	1,081,276
Roper Technologies, Inc.	2.000%	06/30/30	440,000	352,614
				2,232,666
ENTERTAINMENT CONTENT — 0.2%
Magallanes, Inc. (a)	4.054%	03/15/29	1,500,000	1,297,683

FOOD — 1.4%
Campbell Soup Co.	3.950%	03/15/25	1,500,000	1,464,838
Cargill, Inc. (a)	4.760%	11/23/45	1,500,000	1,363,722
General Mills, Inc.	4.000%	04/17/25	1,500,000	1,464,919
Hormel Foods Corp.	1.800%	06/11/30	2,250,000	1,830,708
Ingredion, Inc.	2.900%	06/01/30	1,000,000	847,148
Kellogg Co.	2.650%	12/01/23	1,250,000	1,223,250
Mars, Inc. (a)	3.600%	04/01/34	1,500,000	1,299,013
				9,493,598
FORESTRY, PAPER & WOOD PRODUCTS — 0.1%
Fibria Overseas Finance Ltd.	5.500%	01/17/27	800,000	802,696

GAS & WATER UTILITIES — 0.4%
American Water Capital Corp.	2.800%	05/01/30	1,500,000	1,296,952

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis Impact Bond Fund
December 31, 2022

	Coupon	Maturity	Principal Amount	Fair Value
CORPORATE BONDS — 38.0%, continued
GAS & WATER UTILITIES — 0.4%, continued
Brooklyn Union Gas Co. (a)	4.504%	03/10/46	$1,250,000	$996,257
Indiana Gas Co., Inc.	6.550%	06/30/28	250,000	259,347
				2,552,556
HEALTH CARE FACILITIES & SERVICES — 0.2%
Kaiser Foundation Hospital	3.150%	05/01/27	1,500,000	1,403,778

HOME & OFFICE PRODUCTS — 0.1%
Steelcase, Inc. (b)	5.125%	01/18/29	1,000,000	871,210

HOME CONSTRUCTION — 0.1%
NVR, Inc.	3.000%	05/15/30	1,000,000	839,493

INSTITUTIONAL FINANCIAL SERVICES — 1.5%
Brookfield Finance, Inc.	4.250%	06/02/26	1,570,000	1,511,676
Goldman Sachs Group, Inc.	3.272%	09/29/25	1,500,000	1,445,442
Goldman Sachs Group, Inc.	4.223%	05/01/29	1,000,000	931,618
Goldman Sachs Group, Inc.	3.800%	03/15/30	1,500,000	1,348,462
Morgan Stanley	3.125%	07/27/26	2,000,000	1,865,544
Morgan Stanley, Series GMTN	2.699%	01/22/31	1,250,000	1,032,933
National Securities Clearing Corp. (a)	1.500%	04/23/25	1,000,000	926,955
State Street Corp.	7.350%	06/15/26	1,000,000	1,078,436
				10,141,066
INSURANCE — 4.2%
Aflac, Inc.	4.000%	10/15/46	1,058,000	818,292
Athene Global Funding (a)	2.800%	05/26/23	1,500,000	1,485,999
First American Financial Corp.	2.400%	08/15/31	1,500,000	1,096,101
Five Corners Funding Trust (a)	4.419%	11/15/23	1,000,000	991,386
GA Global Funding Trust	2.250%	01/06/27	2,000,000	1,760,454
Horace Mann Educators Corp. (b)	4.500%	12/01/25	1,235,000	1,183,512
Jackson National Life Global Funding	1.750%	01/12/25	385,000	357,313
Kemper Corp.	4.350%	02/15/25	1,250,000	1,212,508
Marsh & McLennan Cos., Inc.	3.750%	03/14/26	1,000,000	969,821
Massachusetts Mutual Life Insurance Co. (a)	3.375%	04/15/50	1,500,000	1,036,813
Met Life Global Funding I (a)	1.950%	01/13/23	500,000	499,623
Met Life Global Funding I (a)	3.600%	01/11/24	1,750,000	1,723,374
New York Life Global Funding (a)	2.900%	01/17/24	3,000,000	2,933,745
Pacific Life Global Funding II, Series 2020-1 (a)	1.200%	06/24/25	415,000	376,213
Pacific Life Global Funding II, Series 2021-1 (a)	1.450%	01/20/28	1,000,000	819,639
Primerica, Inc.	2.800%	11/19/31	1,000,000	813,953
Principal Financial Group, Inc.	3.700%	05/15/29	1,250,000	1,158,202
Prudential Financial, Inc.	1.500%	03/10/26	644,000	579,844

	Coupon	Maturity	Principal Amount	Fair Value
CORPORATE BONDS — 38.0%, continued
INSURANCE — 4.2%, continued
Prudential plc	3.125%	04/14/30	$750,000	$653,187
Reliance STD Life Insurance Co. (a)	2.750%	05/07/25	1,280,000	1,201,458
RLI Corp.	4.875%	09/15/23	1,000,000	995,912
Sammons Financial Group, Inc. (a)	4.450%	05/12/27	1,200,000	1,119,088
Security Benefit Global, Series MTN (a)	1.250%	05/17/24	1,500,000	1,407,260
Teachers Insurance & Annuity Association (a)	4.375%	09/15/54	2,678,000	2,561,422
Trustage Financial Group, Inc.	4.625%	04/15/32	400,000	344,839
				28,099,958
LEISURE FACILITIES & SERVICES — 0.4%
Marriott International, Inc.	3.600%	04/15/24	727,000	712,440
McDonald’s Corp., Series MTN	3.500%	07/01/27	1,000,000	948,569
Starbucks Corp.	2.450%	06/15/26	1,000,000	926,136
				2,587,145
MACHINERY — 0.5%
Ingersoll-Rand Global Holding Co. Ltd.	6.391%	11/15/27	655,000	678,341
John Deere Capital Corp.	1.750%	03/09/27	250,000	222,606
John Deere Capital Corp.	3.050%	01/06/28	1,250,000	1,167,137
Xylem, Inc.	1.950%	01/30/28	1,775,000	1,526,441
				3,594,525
MEDICAL EQUIPMENT & DEVICES — 0.2%
Alcon Finance Corp. (a)	2.600%	05/27/30	1,250,000	1,061,643

PERSONAL PRODUCTS — 0.1%
Estée Lauder Cos., Inc. (The)	2.600%	04/15/30	1,000,000	859,393

PIPELINES — 0.1%
Northern Natural Gas Co. (a)	4.100%	09/15/42	1,000,000	756,527

REITS — 3.4%
Agree Ltd. Partnership	2.900%	10/01/30	650,000	527,661
Agree Ltd. Partnership	4.800%	10/01/32	715,000	661,362
Alexandria Real Estate Equities, Inc.	2.950%	03/15/34	1,000,000	810,507
Boston Properties, L.P.	4.500%	12/01/28	1,250,000	1,158,797
Camden Property Trust	2.800%	05/15/30	500,000	430,214
Digital Realty Trust, L.P.	5.550%	01/15/28	2,250,000	2,264,876
ERP Operating, L.P.	4.150%	12/01/28	1,250,000	1,165,618
ESSEX Portfolio, L.P.	2.650%	03/15/32	1,500,000	1,182,075
Federal Realty Investment Trust (b)	1.250%	02/15/26	515,000	453,573
Kilroy Realty Corp.	2.500%	11/15/32	1,750,000	1,242,570
Kimco Realty Corp.	2.700%	10/01/30	1,750,000	1,426,360
Lexington Realty Trust	2.700%	09/15/30	1,500,000	1,194,827
Mid-America Apartment Communities, Inc.	3.950%	03/15/29	1,750,000	1,642,535
Ontario Teachers Cadillac Fairview Properties Trust (a)	2.500%	10/15/31	1,125,000	857,574

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis Impact Bond Fund
December 31, 2022

	Coupon	Maturity	Principal Amount	Fair Value
CORPORATE BONDS — 38.0%, continued
REITS — 3.4%, continued
Prologis, L.P.	2.875%	11/15/29	$1,500,000	$1,305,100
Prologis, L.P.	4.625%	01/15/33	1,500,000	1,454,398
Regency Centers, L.P.	3.750%	06/15/24	1,000,000	969,817
Rexford Industrial Realty, L.P.	2.150%	09/01/31	1,750,000	1,340,956
Sun Communities Operating Ltd.	2.700%	07/15/31	500,000	394,660
UDR, Inc.	1.900%	03/15/33	1,000,000	711,942
Vornado Realty, L.P.	3.500%	01/15/25	567,000	528,959
WP Carey, Inc.	2.450%	02/01/32	985,000	769,688
				22,494,069
RETAIL - CONSUMER STAPLES — 0.2%
Kroger Co. (The)	5.000%	04/15/42	1,000,000	907,135
Walmart, Inc.	1.800%	09/22/31	500,000	406,909
				1,314,044
RETAIL - DISCRETIONARY — 0.6%
ERAC USA Finance, LLC (a)	2.700%	11/01/23	1,250,000	1,223,938
Home Depot, Inc.	3.625%	04/15/52	1,000,000	771,919
Lowe’s Cos., Inc.	4.650%	04/15/42	1,000,000	876,848
Lowe’s Cos., Inc.	3.000%	10/15/50	500,000	318,070
Lowe’s Cos., Inc. (b)	5.625%	04/15/53	1,000,000	957,295
				4,148,070
SEMICONDUCTORS — 0.4%
Intel Corp. (b)	4.150%	08/05/32	1,000,000	934,961
Intel Corp. (b)	3.734%	12/08/47	1,361,000	1,019,966
NVIDIA Corp.	2.850%	04/01/30	500,000	436,153
Skyworks Solutions, Inc.	0.900%	06/01/23	500,000	490,109
				2,881,189
SOFTWARE — 0.4%
Microsoft Corp.	2.525%	06/01/50	3,000,000	1,974,147
Microsoft Corp.	2.921%	03/17/52	1,000,000	707,501
				2,681,648
SPECIALTY FINANCE — 1.2%
American Express Credit Corp.	3.000%	10/30/24	1,000,000	967,024
BlueHub Loan Fund, Inc.	3.099%	01/01/30	1,030,000	893,086
Community Preservation Corp. (The)	2.867%	02/01/30	1,750,000	1,465,924
F&G Global Funding	2.300%	04/11/27	535,000	470,267
Fidelity National Financial, Inc.	3.400%	06/15/30	500,000	422,039
GATX Corp.	4.350%	02/15/24	300,000	295,561
Low Income Investment Fund	3.386%	07/01/26	115,000	108,465
USAA Capital Corp. (a)(b)	1.500%	05/01/23	1,000,000	989,769
USAA Capital Corp. (a)	2.125%	05/01/30	3,000,000	2,458,182
				8,070,317
STEEL — 0.2%
Nucor Corp.	2.000%	06/01/25	460,000	428,093
Reliance Steel & Aluminum Co.	4.500%	04/15/23	1,105,000	1,104,807
				1,532,900

	Coupon	Maturity	Principal Amount	Fair Value
CORPORATE BONDS — 38.0%, continued
TECHNOLOGY HARDWARE — 0.7%
Apple, Inc.	3.000%	06/20/27	$1,000,000	$941,718
Apple, Inc.	2.650%	05/11/50	1,000,000	661,605
Apple, Inc.	2.650%	02/08/51	2,000,000	1,318,955
HP, Inc.	4.750%	01/15/28	1,100,000	1,067,257
HP, Inc.	4.000%	04/15/29	915,000	835,207
				4,824,742
TECHNOLOGY SERVICES — 0.6%
Experian Finance plc (a)	2.750%	03/08/30	635,000	525,165
IBM Corp.	3.300%	05/15/26	1,000,000	951,469
Moody’s Corp.	3.250%	05/20/50	500,000	345,237
Moody’s Corp.	3.750%	02/25/52	1,000,000	761,393
RELX Capital, Inc.	3.500%	03/16/23	1,500,000	1,493,936
				4,077,200
TELECOMMUNICATIONS — 0.7%
AT&T, Inc.	5.250%	03/01/37	500,000	481,753
AT&T, Inc.	4.750%	05/15/46	1,500,000	1,268,121
Verizon Communications, Inc.	3.875%	02/08/29	1,000,000	938,265
Verizon Communications, Inc.	1.500%	09/18/30	1,000,000	777,434
Verizon Communications, Inc.	2.987%	10/30/56	1,799,000	1,097,570
				4,563,143
TRANSPORTATION & LOGISTICS — 1.4%
British Airways, Series 2013-1 (a)	4.625%	12/20/25	293,431	284,876
Burlington Northern Santa Fe, LLC	5.750%	05/01/40	1,000,000	1,046,201
Canadian Pacific Railway Co.	2.050%	03/05/30	1,750,000	1,434,122
Mexico City Airport Trust (a)	4.250%	10/31/26	497,000	474,014
Norfolk Southern Corp.	4.837%	10/01/41	1,000,000	918,433
Norfolk Southern Corp.	3.050%	05/15/50	1,500,000	1,004,674
Penske Truck Leasing Co. (a)	3.450%	07/01/24	1,250,000	1,207,064
TTX Co. (a)	4.600%	02/01/49	280,000	242,159
TTX Co.	5.650%	12/01/52	500,000	507,610
Union Pacific Corp.	4.950%	09/09/52	2,000,000	1,917,184
				9,036,337
WHOLESALE - CONSUMER STAPLES — 0.3%
Bunge Ltd. Finance Corp.	1.630%	08/17/25	395,000	359,699
Sysco Corp.	2.400%	02/15/30	1,750,000	1,454,580
				1,814,279

TOTAL CORPORATE BONDS (COST $293,264,200)				$254,042,899

CORPORATE NOTES — 1.0%
COMMUNITY DEVELOPMENT — 1.0%
Calvert Social Investment Foundation, Inc. (d)	3.000%	06/15/23	1,650,000	1,629,046
Calvert Social Investment Foundation, Inc. (d)	3.000%	12/15/23	950,000	924,031
Calvert Social Investment Foundation, Inc. (d)	1.000%	06/14/24	550,000	513,780

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis Impact Bond Fund
December 31, 2022

	Coupon	Maturity	Principal Amount	Fair Value
CORPORATE NOTES — 1.0%, continued
COMMUNITY DEVELOPMENT — 1.0%, continued
Calvert Social Investment Foundation, Inc. (d)	3.000%	06/17/24	$980,000	$941,701
Calvert Social Investment Foundation, Inc. (d)	3.000%	12/15/24	400,000	380,776
Calvert Social Investment Foundation, Inc. (d)	2.500%	06/13/25	1,400,000	1,305,638
Calvert Social Investment Foundation, Inc. (d)	2.500%	12/15/25	650,000	600,531
Capital Impact Partners (d)	4.800%	12/15/23	250,000	249,897
TOTAL CORPORATE NOTES (COST $6,830,000)				$6,545,400

FOREIGN GOVERNMENTS — 6.6%
FOREIGN AGENCY — 0.7%
BNG Bank N.V. (a)(b)	1.500%	10/16/24	1,500,000	1,418,568
BNG Bank N.V. (a)(b)	0.500%	11/24/25	2,000,000	1,787,480
Kommunalbanken A.S. (a)	2.125%	02/11/25	1,000,000	951,836
Kommunivest I Sverige AB, Series MTN (a)	0.375%	06/19/24	500,000	468,763
				4,626,647
SUPRANATIONAL — 5.9%
Asian Development Bank	2.125%	03/19/25	1,000,000	950,532
Asian Development Bank	3.125%	09/26/28	1,000,000	944,740
Central American Bank for Economic Integration (a)	1.140%	02/09/26	1,200,000	1,063,440
European Bank for Reconstruction & Development	1.625%	09/27/24	1,250,000	1,187,178
European Bank for Reconstruction & Development	1.500%	02/13/25	200,000	188,000
European Investment Bank (b)	2.500%	10/15/24	1,000,000	964,983
European Investment Bank (b)	2.125%	04/13/26	1,000,000	932,971
European Investment Bank	2.375%	05/24/27	4,000,000	3,714,162
Inter-American Development Bank	0.875%	04/03/25	3,000,000	2,773,980
Inter-American Development Bank	4.375%	01/24/44	3,000,000	2,937,497
International Bank for Reconstruction & Development	0.250%	11/24/23	4,500,000	4,325,453
International Bank for Reconstruction & Development	0.625%	04/22/25	1,000,000	917,350
International Bank for Reconstruction & Development	3.125%	11/20/25	1,000,000	966,080
International Bank for Reconstruction & Development	0.875%	07/15/26	3,000,000	2,667,740
International Bank for Reconstruction & Development	3.125%	06/15/27	4,000,000	3,821,768
International Development Association (a)	2.750%	04/24/23	5,000,000	4,969,996

	Coupon	Maturity	Principal Amount	Fair Value
FOREIGN GOVERNMENTS — 6.6%, continued
SUPRANATIONAL — 5.9%, continued
International Development Association (a)	0.375%	09/23/25	$2,000,000	$1,792,610
International Development Association (a)(b)	0.875%	04/28/26	2,000,000	1,789,914
International Finance Corp., Series GMTN	2.125%	04/07/26	3,000,000	2,801,467
				39,709,861

TOTAL FOREIGN GOVERNMENTS (COST $47,485,068)				$44,336,508

COMMERCIAL MORTGAGE-BACKED SECURITIES — 0.0% (e)
Commercial Mortgage Pass-Through Certificates, Class A-3 (COST $92,466)	2.853%	10/17/45	90,695	90,191

U.S. GOVERNMENT AGENCIES — 45.0%
DEVELOPMENT FINANCE CORPORATION — 1.5%
DFC (PO)	0.000%	06/21/23	1,000,000	1,070,750
DFC (c)	4.500%	09/15/26	625,000	625,000
DFC	1.590%	04/15/28	2,000,000	1,748,122
DFC	1.650%	04/15/28	3,500,000	3,092,698
DFC	3.130%	04/15/28	1,000,000	936,261
DFC	3.280%	09/15/29	785,678	785,678
DFC	3.540%	06/15/30	441,189	420,593
DFC	3.520%	09/20/32	696,429	661,232
DFC	3.820%	06/01/33	780,794	751,426
				10,091,760
FEDERAL HOME LOAN BANK — 4.7%
FHLB	1.250%	12/21/26	4,000,000	3,580,672
FHLB	4.250%	12/10/27	5,000,000	5,029,062
FHLB	3.250%	11/16/28	2,500,000	2,400,654
FHLB	5.500%	07/15/36	18,620,000	20,450,173
				31,460,561
FEDERAL HOME LOAN MORTGAGE CORPORATION — 12.7%
FHLMC	4.000%	11/01/24	30,078	29,771
FHLMC	0.375%	09/23/25	3,500,000	3,149,584
FHLMC	4.000%	10/01/25	21,470	21,217
FHLMC	2.875%	04/25/26	3,000,000	2,841,994
FHLMC	6.000%	04/01/27	40,122	40,764
FHLMC	2.500%	10/01/27	215,877	206,125
FHLMC	2.738%	04/25/29	2,276,873	2,137,926
FHLMC	2.412%	08/25/29	3,670,000	3,236,748
FHLMC	7.000%	02/01/30	13,155	13,137
FHLMC	1.297%	06/25/30	2,185,000	1,746,669
FHLMC	7.500%	07/01/30	51,053	53,301
FHLMC	1.503%	09/25/30	4,000,000	3,235,526
FHLMC	1.487%	11/25/30	5,500,000	4,417,638
FHLMC	1.878%	01/25/31	1,500,000	1,245,192
FHLMC	2.000%	01/25/31	3,000,000	2,509,107
FHLMC	7.000%	03/01/31	21,467	22,269
FHLMC	1.777%	10/25/31	5,000,000	4,047,626
FHLMC	2.091%	11/25/31	2,500,000	2,062,949
FHLMC	6.250%	07/15/32	7,050,000	8,222,637
FHLMC	3.123%	08/25/32	2,000,000	1,783,620
FHLMC	3.000%	11/01/32	347,200	326,798
FHLMC	3.000%	11/01/32	456,144	429,340

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis Impact Bond Fund
December 31, 2022

	Coupon	Maturity	Principal Amount	Fair Value
U.S. GOVERNMENT AGENCIES — 45.0%, continued
FEDERAL HOME LOAN MORTGAGE CORPORATION — 12.7%, continued
FHLMC	5.500%	11/01/33	$27,891	$28,804
FHLMC (H15T1Y + 223.10) (c)	3.356%	05/01/34	2,043	2,012
FHLMC (H15T1Y + 223.10) (c)	3.356%	05/01/34	25,286	25,524
FHLMC	1.783%	06/25/34	2,084,061	1,595,717
FHLMC	5.000%	07/01/35	50,670	51,621
FHLMC	4.500%	10/01/35	70,661	69,758
FHLMC	2.438%	02/25/36	4,000,000	3,068,157
FHLMC	5.500%	03/01/36	19,702	20,437
FHLMC	5.500%	06/01/36	28,697	29,753
FHLMC	6.000%	06/01/36	21,492	21,875
FHLMC	5.500%	12/01/36	23,429	24,321
FHLMC	6.000%	08/01/37	12,437	12,998
FHLMC	5.000%	03/01/38	119,175	121,842
FHLMC	4.500%	06/01/39	128,324	127,305
FHLMC	5.000%	06/01/39	185,651	188,402
FHLMC	4.500%	07/01/39	119,365	118,403
FHLMC	4.500%	11/01/39	108,856	107,992
FHLMC	4.500%	09/01/40	161,423	160,204
FHLMC	4.500%	05/01/41	315,906	313,519
FHLMC	4.500%	07/01/41	369,602	366,813
FHLMC	5.000%	09/01/41	153,781	155,899
FHLMC	3.500%	10/01/41	176,318	165,217
FHLMC	4.000%	10/01/41	192,686	185,250
FHLMC	3.500%	02/01/42	312,947	293,273
FHLMC	4.000%	02/01/42	83,568	80,344
FHLMC	3.500%	06/01/42	352,712	330,536
FHLMC	3.500%	06/01/42	360,147	337,629
FHLMC	3.500%	08/01/42	411,563	385,685
FHLMC	3.000%	11/01/42	796,108	725,218
FHLMC	3.000%	01/01/43	448,044	408,146
FHLMC	3.000%	05/01/43	610,780	556,378
FHLMC	3.500%	10/01/44	353,928	330,349
FHLMC	3.500%	11/01/44	318,227	296,961
FHLMC	3.500%	04/01/45	395,183	368,036
FHLMC	3.000%	05/01/46	686,610	615,435
FHLMC	3.000%	12/01/46	1,694,283	1,519,135
FHLMC	3.500%	03/01/48	1,899,912	1,775,165
FHLMC	3.500%	03/01/49	519,020	479,086
FHLMC	3.500%	07/01/49	849,723	781,677
FHLMC	3.000%	09/01/49	964,807	852,404
FHLMC	3.000%	07/01/50	2,371,507	2,096,033
FHLMC	2.000%	08/01/50	3,277,143	2,680,644
FHLMC	2.000%	01/01/51	8,087,630	6,611,775
FHLMC	2.500%	04/01/51	7,900,574	6,710,634
FHLMC	2.500%	09/01/51	3,166,353	2,682,040
FHLMC	3.000%	04/01/52	5,747,157	5,046,722
				84,705,066
FEDERAL NATIONAL MORTGAGE ASSOCIATION — 25.9%
FNMA	2.670%	12/01/23	2,223,448	2,169,521
FNMA (c)	2.540%	07/25/24	2,434,486	2,353,676
FNMA	2.890%	12/01/24	4,000,000	3,840,000
FNMA	3.080%	12/01/24	2,119,585	2,049,760
FNMA	2.710%	01/01/25	4,500,000	4,300,200
FNMA	5.000%	04/01/25	15,453	15,382
FNMA	5.000%	07/01/25	14,017	13,953
FNMA	3.500%	10/01/25	24,020	23,495

	Coupon	Maturity	Principal Amount	Fair Value
U.S. GOVERNMENT AGENCIES — 45.0%, continued
FEDERAL NATIONAL MORTGAGE ASSOCIATION — 25.9%, continued
FNMA	5.000%	10/01/25	$19,502	$19,413
FNMA	5.500%	11/01/25	5	5
FNMA	0.500%	11/07/25	13,934,000	12,530,201
FNMA	4.000%	03/01/26	108,537	105,928
FNMA	2.910%	04/01/26	3,000,000	2,829,756
FNMA	2.125%	04/24/26	2,000,000	1,874,213
FNMA	8.500%	09/01/26	3,279	3,274
FNMA	2.500%	09/01/27	255,303	243,839
FNMA	0.750%	10/08/27	10,000,000	8,612,357
FNMA	2.500%	11/01/27	403,335	384,615
FNMA	2.500%	01/01/28	263,538	251,075
FNMA (c)	3.430%	06/25/28	1,816,946	1,726,004
FNMA	2.522%	08/27/29	5,498,601	4,870,732
FNMA	0.875%	08/05/30	17,000,000	13,494,448
FNMA	6.625%	11/15/30	12,750,000	14,951,478
FNMA (c)	1.561%	11/25/30	3,000,000	2,407,416
FNMA (c)	1.383%	12/25/30	5,000,000	3,999,085
FNMA	1.292%	01/25/31	3,000,000	2,364,600
FNMA	1.376%	03/25/31	1,000,000	792,760
FNMA	2.000%	01/01/32	1,187,807	1,080,311
FNMA	3.000%	12/01/32	504,877	474,665
FNMA	6.000%	10/01/33	18,316	18,942
FNMA	5.500%	02/01/34	20,701	21,362
FNMA (H15T1Y + 211.70) (c)	2.808%	05/01/34	24,487	24,751
FNMA	6.000%	11/01/34	53,366	55,190
FNMA	5.500%	01/01/35	28,606	29,262
FNMA	2.500%	02/01/35	1,177,339	1,084,736
FNMA	5.000%	10/01/35	44,492	45,437
FNMA	5.500%	10/01/35	58,726	60,776
FNMA	6.000%	10/01/35	29,215	30,214
FNMA	5.500%	06/01/36	13,076	13,433
FNMA	6.000%	06/01/36	13,425	13,983
FNMA	5.500%	11/01/36	16,579	17,191
FNMA (12MO LIBOR + 156.50) (c)	2.065%	05/01/37	2,071	2,060
FNMA	5.625%	07/15/37	11,750,000	13,133,940
FNMA	4.500%	09/01/40	97,965	96,834
FNMA	4.500%	10/01/40	97,238	96,395
FNMA	4.000%	12/01/40	249,772	239,868
FNMA	4.000%	01/01/41	180,260	173,114
FNMA	3.500%	02/01/41	263,418	246,539
FNMA	4.000%	10/01/41	141,431	135,824
FNMA	4.000%	11/01/41	149,270	143,352
FNMA	4.000%	12/01/41	188,615	181,137
FNMA	4.000%	12/01/41	270,138	259,426
FNMA	4.000%	01/01/42	596,456	575,793
FNMA	3.500%	05/01/42	305,108	285,598
FNMA	3.000%	06/01/42	565,251	514,318
FNMA	3.000%	08/01/42	455,912	414,877
FNMA	3.000%	08/01/42	420,960	383,070
FNMA	3.500%	12/01/42	627,654	587,517
FNMA	3.000%	06/01/43	513,151	466,910
FNMA	4.000%	12/01/44	715,592	689,524
FNMA	3.500%	05/01/45	843,137	784,883
FNMA	3.000%	04/01/46	668,273	599,294
FNMA	3.500%	11/01/46	1,124,454	1,046,070
FNMA	4.000%	10/01/48	521,680	497,418

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis Impact Bond Fund
December 31, 2022

	Coupon	Maturity	Principal Amount	Fair Value
U.S. GOVERNMENT AGENCIES — 45.0%, continued
FEDERAL NATIONAL MORTGAGE ASSOCIATION — 25.9%, continued
FNMA	4.000%	11/01/48	$1,327,268	$1,269,206
FNMA	3.500%	05/01/49	429,126	395,162
FNMA	4.000%	06/01/49	666,340	634,222
FNMA	3.500%	08/01/49	1,761,591	1,619,322
FNMA	3.000%	09/01/49	919,655	814,003
FNMA	3.000%	06/01/50	1,898,499	1,676,593
FNMA	2.500%	07/01/50	3,059,552	2,608,532
FNMA	2.500%	08/01/50	2,159,004	1,841,783
FNMA	3.000%	08/01/50	3,353,197	2,959,127
FNMA	2.000%	11/01/50	5,419,909	4,432,278
FNMA	2.000%	01/01/51	9,703,107	7,931,463
FNMA	2.000%	02/01/51	5,734,629	4,680,689
FNMA	2.500%	04/01/51	16,334,736	13,876,125
FNMA	2.000%	08/01/51	3,621,391	2,955,293
FNMA	2.000%	11/01/51	5,599,460	4,563,916
FNMA	2.500%	05/01/52	5,826,690	4,935,287
FNMA	3.500%	05/01/52	5,781,905	5,252,986
				173,197,187
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION — 0.0% (e)
GNMA	7.000%	12/20/30	8,708	8,903
GNMA	7.000%	10/20/31	6,000	6,193
GNMA	7.000%	03/20/32	25,667	26,581
GNMA (H15T1Y + 150) (c)	2.625%	01/20/34	16,855	16,525
GNMA	5.500%	10/20/38	5,097	5,052
GNMA	6.500%	11/20/38	3,252	3,311
				66,565
SMALL BUSINESS ADMINISTRATION — 0.0% (e)
SBA (Prime — 2.65) (c)	3.600%	02/25/32	44,947	44,856

UNITED STATES AGENCY OF INTERNATIONAL DEVELOPMENT — 0.2%
Hashemite Kingdom of Jordan AID Bond	3.000%	06/30/25	1,450,000	1,398,211

TOTAL U.S. GOVERNMENT AGENCIES (COST $338,318,295)				$300,964,206

ASSET BACKED SECURITIES — 5.5%
Ahold Finance U.S.A., LLC	8.620%	01/02/25	154,073	155,820
Beacon Container Finance II, LLC (a)	2.250%	10/22/46	918,667	778,797
Cards II Trust (a)	0.602%	04/15/27	2,250,000	2,121,776
CLI Funding, LLC (a)	2.720%	01/18/47	1,234,889	1,049,897
DB Master Finance, LLC (a)	2.493%	11/20/51	2,004,750	1,657,638
Domino’s Pizza Master Issuer, LLC (a)	4.474%	10/25/45	2,115,000	2,015,479
Duke Energy Progress NC Storm Funding, LLC,	2.799%	07/01/41	2,000,000	1,401,613
Iowa Student Loan Liquidity Corp. Rev.	1.730%	08/25/70	1,167,456	1,005,578
Master Credit Card Trust II (a)	1.990%	09/21/24	4,000,000	3,975,406
PG&E Energy Recovery Funding, LLC	2.822%	07/15/46	1,000,000	697,318
PG&E Energy Recovery Funding, LLC	5.536%	07/15/47	1,500,000	1,528,430
PG&E Wildfire Recovery Funding, LLC,	4.674%	12/01/51	2,400,000	2,132,513
SBA Tower Trust (a)	2.836%	01/15/50	282,000	265,940

	Coupon	Maturity	Principal Amount	Fair Value
ASSET BACKED SECURITIES — 5.5%, continued
UNITED STATES AGENCY OF INTERNATIONAL DEVELOPMENT — 0.2%, continued
SBA Tower Trust	6.599%	11/15/52	$880,000	$886,105
SolarCity LMC, Series I, LLC (a)	4.800%	12/20/26	291,324	287,561
Tesla Auto Lease Trust	0.600%	09/22/25	1,200,000	1,130,708
Texas Electric Market Stabilization Funding N, LLC	4.966%	02/01/44	630,000	595,773
Texas Electric Market Stabilization Funding N, LLC	5.057%	08/01/46	3,000,000	2,821,913
Textainer Marine Containers VII Ltd. (a)	1.680%	02/20/46	1,280,000	1,069,478
TIF Funding II, LLC (a)	1.650%	02/20/46	425,729	353,077
Toyota Auto Receivables Owner Trust	0.260%	11/17/25	3,000,000	2,880,633
Tribute Rail, LLC (a)	4.760%	05/17/52	1,970,379	1,861,127
Triton Container Finance VIII, LLC (a)	1.860%	03/20/46	1,489,687	1,242,048
Triumph Rail, LLC (a)	2.150%	06/19/51	1,916,561	1,634,631
Vantage Data Centers Issuer, LLC (a)	2.165%	10/15/46	2,000,000	1,723,762
Wendy’s Funding, LLC (a)	3.783%	06/15/49	682,500	623,553
Wendy’s Funding, LLC	4.236%	03/15/52	1,243,750	1,112,365
TOTAL ASSET BACKED SECURITIES (COST $40,597,509)				$37,008,939

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis Impact Bond Fund
December 31, 2022

	Shares	Fair Value
MONEY MARKET FUNDS — 1.7%
First American Government Obligations Fund - Class X, 4.10% (f) (COST $11,303,217)	11,303,217	$11,303,217

INVESTMENT PURCHASED WITH THE CASH PROCEEDS FROM SECURITIES LENDING — 1.3%
Mount Vernon Liquid Assets Portfolio, LLC, 4.49% (f)(g) (COST $8,901,565)	8,901,565	8,901,565

INVESTMENT COMPANIES — 0.4%
Pax High Yield Bond Fund - Institutional Class (COST $4,199,236)	530,984	3,031,917

TOTAL INVESTMENTS - (COST $759,295,664) — 100.5%		$673,035,727
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.5%)		(3,530,633)
NET ASSETS — 100.0%		$669,505,094

(a)

144a security may only be resold to qualified institutional investors. These securities were deemed liquid under guidelines established by the Board of Trustees. As of December 31, 2022, these securities were valued at $81,614,094 or 12.2% of net assets.

(b)	All or a portion of the security is on loan. The total fair value of the securities on loan as of December 31, 2022 was $8,677,612 (Note 8).
(c)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of December 31, 2022. For securities based on a published reference rate and spread, the reference rate and spread (in basis points) are indicated parenthetically. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities, therefore, do not indicate a reference rate and spread.

(d)	Illiquid securities are as follows:

	Acquisition Date	Current Cost	Fair Value	% of Net Assets
Calvert Social Investment Foundation, Inc. 3.000%, 06/15/23	06/18/18	$1,650,000	$1,629,046	0.2%
Calvert Social Investment Foundation, Inc. 3.000%, 12/15/23	12/17/18	950,000	924,031	0.1%
Calvert Social Investment Foundation, Inc. 1.000%, 06/14/24	06/15/21	550,000	513,780	0.1%
Calvert Social Investment Foundation, Inc. 3.000%, 06/17/24	06/17/19	980,000	941,701	0.1%
Calvert Social Investment Foundation, Inc. 3.000%, 12/15/24	12/12/19	400,000	380,776	0.0	%(e)
Calvert Social Investment Foundation, Inc. 2.500%, 06/13/25	06/12/20	1,400,000	1,305,638	0.2%
Calvert Social Investment Foundation, Inc. 2.500%, 12/15/25	12/15/20	650,000	600,531	0.1%
Capital Impact Partners 4.800%, 12/15/23	12/19/22	250,000	249,897	0.0	%(e)
		$6,830,000	$6,545,400	1.0%

(e)	Percentage rounds to less than 0.1%.
(f)	The rate shown is the 7-day effective yield as of December 31, 2022.
(g)	The security was purchased with cash collateral received from securities on loan (Note 8).

GMTN	— Global Medium-Term Note
H15T1Y	— U.S. Treasury yield curve rate for U.S. Treasury note with a constant maturity of 1 year
LIBOR	— London Interbank Offered Rate
plc	— Public Liability Company
PO	— Principal Only security with a redemption price above par
SOFR	— Secured Overnight Financing Rate

See accompanying notes to financial statements.

Praxis International Index Fund

Annual Report to Shareholders

Portfolio Managers’ Commentary (unaudited)

International equities declined in 2022 in the worst year for global stocks since the financial crisis. Losses were broad based across countries and sectors.

One of the major drivers for market returns was inflation. Central banks across the world, including the Federal Reserve, largely underestimated the rise in inflation following the pandemic, and responded by raising interest rates dramatically throughout the year.

The ensuing strength of the U.S. dollar weighed further on U.S. dollar-based investors exposed to international equities. For the full year, the MSCI All Country World ex US Index returned -16.00%. The Praxis International Index Fund’s Class I Shares returned -16.18%, and the Class A Shares (without load) returned -16.72%.

The Praxis International Index Fund seeks to generate performance that reflects the performance of both foreign developed and emerging equity markets, as measured by the MSCI All Country World ex US Index. The portfolio is constructed using optimization techniques to have characteristics similar to the target benchmark index.

The application of ESG screens and scoring, and the lower number of holdings versus the benchmark, are expected to cause the Fund’s performance to deviate from the benchmark over short periods. The objective over longer time horizons is for the Fund to perform in line with the benchmark before fees. Our Morningstar Historical Corporate Sustainability Percent Rank (as of Nov. 30, 2022) is the 12th percentile and it a 4 out of 5 Globes Sustainability Rating.

During this period, these factors had a neutral contribution to the Fund’s returns relative to the benchmark. While there were no significant over/under exposures to any single factor, the Fund’s underweight to Russia and Financials sector contributed positively to relative returns. These results were partly offset by the underweight to the Energy and Industrials sectors, which detracted from relative results. The largest company-specific contributors included an overweight to Equinor Asa, Mitsui & Co., and Pearson Plc. Overall, the results were consistent with our forecasted tracking error – a measure of variability of relative returns – for a portfolio subject to the constraints we discussed above.

Michael T. Branch, CFA®
Praxis International Index Fund Portfolio Manager
Aperio Group LLC

Annie Tan
Praxis International Index Fund Portfolio Manager
Aperio Group LLC

Brian Ko
Praxis International Index Fund Portfolio Manager
Aperio Group LLC

The views expressed are those of the portfolio managers as of Dec. 31, 2022, are subject to change, and may differ from the views of other portfolio managers or the firm as a whole. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. All data referenced are from sources deemed to be reliable but cannot be guaranteed. Securities and sectors referenced should not be construed as a solicitation or recommendation or be used as the sole basis for any investment decision.

The MSCI All Country World Index ex-U.S. is market-capitalization-weighted index designed to provide a broad measure of stock performance throughout the world, with the exception of U.S. based companies. The index includes both developed and emerging markets.

The Morningstar Sustainability Rating™ is intended to measure how well the issuing companies of the securities within a fund’s portfolio holdings are managing their financially material environmental, social and governance, or ESG, risks relative to the Fund’s Morningstar Global Category peers. The Morningstar Sustainability Rating calculation is a five -step process. First, each fund with at least 67% of assets covered by a company-level ESG Risk Score from Sustainalytics receives a Morningstar Portfolio Sustainability Score. The Morningstar Portfolio Sustainability Score is an asset-weighted average of company level ESG Risk Scores. The Portfolio Sustainability Score ranges between 0 to 100, with a higher score indicating that a fund has, on average, more of its assets invested in companies with high ESG Risk. Second, the Historical Sustainability Score is an exponential weighted moving average of the Portfolio Sustainability Scores over the past 12 months. The process rescales the current Portfolio Sustainability Score to reflect the consistency of the scores. The Historical Sustainability Score ranges between 0 to 100, with a higher score indicating that a fund has, on average, more of its assets invested in companies with high ESG Risk, on a consistent historical basis. Third, the Morningstar Sustainability Rating is then assigned to all scored funds within Morningstar Global Categories in which at least thirty (30) funds receive a Historical Sustainability Score and is determined by each fund’s Morningstar Sustainability Rating Score rank within the following distribution: High (highest 10%), Above Average (next 22.5%), Average (next 35%), Below Average (next 22.5%), and Low (lowest 10%). Fourth, then Morningstar applies a 1% rating buffer from the previous month to increase rating stability. This means a fund must move 1% beyond the rating breakpoint to change ratings. Fifth, they adjust downward positive Sustainability Ratings to funds with high ESG Risk scores. The logic is as follows: If Portfolio Sustainability score is above 40, then the fund receives a Low Sustainability Rating. If Portfolio Sustainability score is above 35 and preliminary rating is Average or better, then the fund is downgraded to Below Average. If the Portfolio Sustainability score is above 30 and preliminary rating is Above Average, then the fund is downgraded to Average. If the Portfolio Sustainability score is below 30, then no adjustment is made. The Morningstar Sustainability Rating is depicted by globe icons where High equals 5 globes and Low equals 1 globe. Since a Sustainability Rating is assigned to all funds that meet the above criteria, the rating it is not limited to funds with explicit sustainable or responsible investment mandates. Morningstar updates its Sustainability Ratings monthly. The

Praxis International Index Fund

Annual Report to Shareholders

Portfolio Managers’ Commentary (unaudited), continued

Portfolio Sustainability Score is calculated when Morningstar receives a new portfolio. Then, the Historical Sustainability Score and the Sustainability Rating is calculated one month and six business days after the reported as-of date of the most recent portfolio. As part of the evaluation process, Morningstar uses Sustainalytics’ ESG scores from the same month as the portfolio as-of date. Please click on http://corporate1.morningstar.com/SustainableInvesting/ for more detailed information about the Morningstar Sustainability Rating methodology and calculation frequency. Sustainalytics is an independent ESG and corporate governance research, ratings, and analysis firm. Morningstar, Inc. holds a non-controlling ownership interest in Sustainalytics. © 2022 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

Praxis International Index Fund

Performance Review (unaudited)

Growth of $10,000 investment from 12/31/12 to 12/31/22

This chart represents historical performance of a hypothetical investment of $10,000 in Class A Shares (adjusted for the maximum sales charge of 5.25%) of the Fund and Index from 12/31/12 to 12/31/22 and includes the reinvestment of dividends and capital gains.

			Average Annual
	Inception Date	One Year Ended	Three Year Ended	Five Year Ended	Ten Year Ended	Expense Ratio** Gross/Net
Praxis International Index Fund
Class A *	12/31/10	-21.10%	-1.68%	-0.72%	2.51%	1.20%	1.20%
Class A (Without Load)	12/31/10	-16.72%	0.11%	0.36%	3.06%
Class I	12/31/10	-16.18%	0.76%	1.04%	3.69%	0.61%	0.61%
MSCI All Country World Index ex-U.S. [1]		-16.00%	0.07%	0.88%	3.80%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit www.praxismutualfunds.com. Indexes are unmanaged, do not incur fees, and it is not possible to invest directly in an index.

The total returns shown reflect any expenses that were contractually or voluntarily reduced, reimbursed or paid by any party during the periods presented. In such instances, and without activity, the total returns would have been lower.

*    The total return figures shown reflect the maximum sales charge applicable to Class A Shares for the Fund. Class A Shares have a maximum sales charge on purchases of 5.25%.

**    Reflects the expense ratios as reported in the Prospectus dated April 30, 2022.

1    The MSCI All Country World Index ex-U.S. is a market-capitalization-weighted index designed to provide a broad measure of stock performance throughout the world, with the exception of U.S. based companies. The index includes both developed and emerging markets.

The above index is for illustrative purposes only and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of these expenses. An investor cannot invest directly in an index, although an investor can invest in its underlying securities.

Schedule of Investments

Praxis International Index Fund
December 31, 2022

	Shares	Fair Value
COMMON STOCKS — 97.9%
AUSTRALIA — 4.6%
ANZ Group Holdings Ltd.	40,646	$654,697
ASX Ltd.	3,087	142,949
Brambles Ltd.	84,413	693,624
Coles Group Ltd.	20,682	235,416
Commonwealth Bank of Australia	19,560	1,366,231
Computershare Ltd.	20,272	361,581
CSL Ltd. - ADR	7,282	710,286
CSL Ltd.	3,640	713,082
Dexus	158,141	834,361
Fortescue Metals Group Ltd.	63,440	885,802
Goodman Group	44,189	522,242
GPT Group (The)	86,547	247,462
Lendlease Group	22,661	120,949
Macquarie Group Ltd. - ADR	1,184	134,076
Macquarie Group Ltd.	2,144	243,694
Mirvac Group	157,601	228,532
National Australia Bank Ltd.	36,653	750,078
Origin Energy Ltd.	41,376	217,457
REA Group Ltd.	6,602	497,993
Scentre Group	175,279	343,661
SEEK Ltd.	49,532	706,444
Sonic Healthcare Ltd.	7,195	146,800
South32 Ltd.	255,820	696,630
Stockland	68,242	168,642
Transurban Group	200,755	1,773,981
Vicinity Centres	397,679	541,465
Wesfarmers Ltd.	32,429	1,013,558
Woolworths Group Ltd.	28,598	653,379
		15,605,072
AUSTRIA — 0.2%
Verbund AG	6,899	581,011

BELGIUM — 0.9%
Elia System Operator S.A./N.V.	4,015	570,931
Groupe Bruxelles Lambert S.A.	6,989	558,132
Groupe Bruxelles Lambert S.A.	2,460	197,132
KBC Group N.V.	15,375	989,110
UCB S.A.	7,663	603,587
Umicore S.A.	3,663	134,612
		3,053,504
BERMUDA — 0.6%
China Gas Holdings Ltd.	115,000	167,368
Credicorp Ltd.	7,803	1,058,555
Hongkong Land Holdings Ltd.	35,400	162,840
Shenzhen International Holdings Ltd.	799,000	784,099
		2,172,862
BRAZIL — 1.5%
Banco Bradesco S.A. - ADR	300,506	865,457
Banco do Brasil S.A. - ADR	98,038	645,090
Banco Santander Brasil S.A. - ADR (a)	90,700	488,873
Cia Energética de Minas Gerais - ADR (a)	281,777	572,007
Gerdau S.A. - ADR	79,331	439,494
Getnet Adquirencia e Servicos para Meios de Pagamento S.A. - ADR	7,516	12,777
Sendas Distribuidora S.A. - ADR	17,197	314,877
Suzano S.A. - ADR	78,845	728,528
Telefónica Brasil S.A. - ADR	91,332	653,024

	Shares	Fair Value
COMMON STOCKS — 97.9%, continued
BRAZIL — 1.5%, continued
TIM S.A. - ADR (a)	39,899	$464,824
		5,184,951
CANADA — 7.1%
Bank of Montreal (a)	17,353	1,572,182
Bank of Nova Scotia (The) (a)	14,715	720,741
BCE, Inc. (a)	11,273	495,448
Canadian Imperial Bank of Commerce	7,538	304,912
Canadian National Railway Co.	15,841	1,883,178
Canadian Pacific Railway Ltd.	19,191	1,431,457
CGI, Inc. (a)(b)	8,100	697,653
Franco-Nevada Corp.	14,305	1,952,346
Gildan Activewear, Inc.	18,362	503,119
Manulife Financial Corp.	76,580	1,366,187
Methanex Corp.	11,194	423,805
Nutrien Ltd.	9,589	700,285
Restaurant Brands International, Inc. (a)	11,589	749,461
Royal Bank of Canada (a)	32,068	3,015,033
Sun Life Financial, Inc. (a)	27,123	1,259,050
Teck Resources Ltd. - Class B (a)	43,317	1,638,249
Thomson Reuters Corp. (a)	20,428	2,330,222
Toronto-Dominion Bank (The) (a)	26,902	1,742,173
Wheaton Precious Metals Corp.	35,026	1,368,816
		24,154,317
CAYMAN ISLANDS — 4.9%
Alibaba Group Holding Ltd. - ADR (b)	26,924	2,371,735
Autohome, Inc. - ADR	2,537	77,632
Baidu, Inc. - ADR (b)	4,105	469,530
China Literature Ltd. (b)	83,000	322,193
China Mengniu Dairy Co. Ltd.	98,000	444,452
ENN Energy Holdings Ltd.	31,800	446,512
Genscript Biotech Corp. (b)	112,000	356,566
Hengan International Group Co. Ltd.	99,000	525,721
JD.com, Inc. - ADR	11,792	661,885
Kingdee International Software Group Co. Ltd. (b)	100,000	214,462
Meituan - ADR (b)	27,017	1,195,232
Minth Group Ltd.	64,000	173,415
NetEase, Inc. - ADR	8,957	650,547
Shenzhou International Group Holdings Ltd.	48,000	539,922
Sunny Optical Technology Group Co. Ltd.	19,200	228,391
Tencent Holdings Ltd. - ADR (a)	101,450	4,297,422
Tingyi Cayman Islands Holding Corp.	276,000	487,252
Trip.com Group Ltd. - ADR (b)	22,788	783,907
Vipshop Holdings Ltd. - ADR (b)	21,137	288,309
VNET Group, Inc. - ADR (a)(b)	23,314	132,190
WuXi Biologics Cayman, Inc. (b)	122,072	935,999
Xinyi Solar Holdings Ltd.	100,000	110,690
ZTO Express Cayman, Inc. - ADR (a)	26,341	707,783
		16,421,747
CHILE — 0.2%
Sociedad Quimica y Minera de Chile S.A. - ADR	10,226	816,444

CHINA — 3.2%
Agricultural Bank of China Ltd. - H Shares	1,583,000	543,514
ANTA Sports Products Ltd.	50,400	660,544
Bank of China Ltd. - H Shares	1,903,000	692,393
BYD Co. Ltd. - H Shares	23,000	567,518
China Life Insurance Co. Ltd. - H Shares	376,000	645,488

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis International Index Fund
December 31, 2022

	Shares	Fair Value
COMMON STOCKS — 97.9%, continued
CHINA — 3.2%, continued
China Merchants Bank Co. Ltd. - H Shares	66,820	$373,668
China Minsheng Banking Corp. Ltd. - H Shares	456,500	157,906
China Pacific Insurance Group Co. Ltd. - H Shares	100,200	223,107
China Resources Land Ltd.	134,000	613,728
China Vanke Co. Ltd. - H Shares	168,574	341,227
COSCO SHIPPING Holdings Co. Ltd. - H Shares	87,500	89,231
Haier Smart Home Co. Ltd. - H Shares	241,230	822,069
Huatai Securities Co. Ltd. - H Shares	117,400	134,312
Industrial & Commercial Bank of China Ltd. - H Shares	1,118,000	575,789
Jiangsu Expressway Co. Ltd. - H Shares	720,000	657,684
New World Development Co. Ltd.	72,768	205,097
PICC Property & Casualty Co. Ltd. - H Shares	146,000	138,601
Ping An Insurance Group Co. of China Ltd. - H Shares	256,818	1,699,383
Sinopharm Group Co. Ltd. - H Shares	427,200	1,085,846
TravelSky Technology Ltd. - H Shares	217,000	458,711
		10,685,816
COLOMBIA — 0.3%
Bancolombia S.A. - ADR	32,931	939,851

DENMARK — 2.1%
A.P. Moller-Maersk A/S - Series B	67	150,672
Chr. Hansen Holding A/S	1,812	130,360
Coloplast A/S - Series B	2,036	238,019
DSV A/S	4,551	718,445
Genmab A/S (b)	932	394,629
Novo Nordisk A/S - ADR	29,898	4,046,395
Novozymes A/S - Class B	3,368	170,635
Orsted A/S	4,694	426,635
Pandora A/S	1,085	$76,246
Vestas Wind Systems A/S	21,015	611,468
		6,963,504
FINLAND — 0.8%
Neste OYJ	20,268	933,643
Nokia Corp. - ADR	122,369	567,792
Sampo plc - A Shares	3,751	196,085
Stora Enso OYJ - R Shares	11,015	155,099
UPM-Kymmene OYJ	20,395	762,820
		2,615,439
FRANCE — 6.5%
Accor S.A. (b)	11,801	295,057
Aeroports de Paris (b)	1,860	249,354
Air Liquide S.A. - ADR	1,327	37,531
Air Liquide S.A.	9,728	1,379,149
Alstom S.A. - ADR	8,390	19,968
Alstom S.A.	10,037	245,256
Arkema S.A.	1,887	169,485
AXA S.A.	33,469	933,756
BNP Paribas S.A.	3,140	179,040
Bollore SE	82,440	460,795
Bureau Veritas S.A.	16,518	435,280
Capgemini SE	5,024	838,947
Carrefour S.A.	14,741	246,867
Cie Generale des Etablissements Michelin SCA - ADR	28,976	402,477
Cie Generale des Etablissements Michelin SCA	18,076	502,950

	Shares	Fair Value
COMMON STOCKS — 97.9%, continued
FRANCE — 6.5%, continued
Covivio	5,514	$327,392
Danone S.A. - ADR	12,960	136,274
Danone S.A.	6,488	342,011
Dassault Systemes SE - ADR	901	32,211
Dassault Systemes SE	9,814	351,986
EssilorLuxottica S.A.	4,430	802,608
Eurofins Scientific SE	2,307	165,657
Getlink SE	77,043	1,235,377
Henkel AG & Co. KGaA	4,390	283,218
Hermes International	830	1,284,238
Kering S.A.	1,685	857,927
Klepierre S.A. (b)	22,849	526,758
Legrand S.A.	10,029	803,480
L’Oreal S.A. - ADR	21,745	1,549,223
L’Oreal S.A.	1,380	492,952
Publicis Groupe S.A. (b)	12,555	798,820
Sartorius Sedim Biotech	1,319	427,238
Schneider Electric SE	10,419	1,458,370
Societe Generale S.A.	23,503	590,910
Solvay S.A.	809	81,827
Teleperformance	1,454	346,724
Unibail-Rodamco-Westfield (b)	6,388	332,636
Unibail-Rodamco-Westfield - CDI (b)	45,646	119,949
Valeo	28,541	510,370
Veolia Environnement S.A.	6,731	172,978
Vivendi SE - ADR	13,553	128,618
Vivendi SE	21,180	202,161
Wendel SE	8,457	789,646
Worldline S.A. (b)	11,073	433,126
		21,980,597
GERMANY — 3.9%
adidas AG - ADR	2,402	162,712
adidas AG	1,323	180,565
Allianz SE - ADR	76,050	1,631,273
Allianz SE	239	51,414
BASF SE	3,729	185,232
Bayerische Motoren Werke AG - ADR	2	59
Bayerische Motoren Werke AG	2,092	186,777
Brenntag AG	6,380	407,981
Commerzbank AG (b)	24,099	228,010
Continental AG	6,571	393,880
Daimler Truck Holding AG (b)	9,334	289,295
Deutsche Boerse AG	5,965	1,030,893
Deutsche Post AG - ADR	9,971	373,913
Deutsche Post AG	10,161	382,765
Deutsche Telekom AG - ADR	30,009	599,580
Deutsche Telekom AG	25,629	511,482
Fraport AG Frankfurt Airport Services Worldwide (b)	1,961	79,897
Fresenius Medical Care AG & Co.	4,696	153,717
Hannover Rueck SE	1,159	230,211
Mercedes-Benz Group AG	18,669	1,227,408
Merck KGaA	2,309	447,262
Muenchener Rueckversicherungs-Gesellschaft AG - ADR	18,890	611,942
Muenchener Rueckversicherungs-Gesellschaft AG	1,787	581,698
RWE AG	13,344	594,257
Sartorius AG	918	363,111

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis International Index Fund
December 31, 2022

	Shares	Fair Value
COMMON STOCKS — 97.9%, continued
GERMANY — 3.9%, continued
Siemens AG	5,494	$762,654
Telefonica Deutschland Holding AG	166,204	409,860
Vitesco Technologies Group AG (b)	1	58
Vonovia SE	32,704	771,113
Zalando SE (b)	6,837	242,395
		13,091,414
HONG KONG — 2.3%
AAC Technologies Holdings, Inc. (b)	92,000	210,270
AIA Group Ltd. - ADR	34,946	1,552,651
AIA Group Ltd.	57,569	640,183
BYD Electronic International Co. Ltd.	86,500	278,154
Geely Automobile Holdings Ltd.	93,000	135,826
Hang Seng Bank Ltd.	16,100	267,729
Hong Kong Exchanges & Clearing Ltd.	26,978	1,165,447
Lenovo Group Ltd.	562,000	461,519
Link REIT	95,500	701,057
New China Life Insurance Co. Ltd. - H Shares	87,400	213,865
Shandong Weigao Group Medical Polymer Co. Ltd. - H Shares	132,000	216,799
Sino Land Co. Ltd.	144,000	180,056
Swire Properties Ltd.	206,350	524,495
Techtronic Industries Co. Ltd.	24,500	273,388
Wharf Holdings Ltd. (The)	166,000	488,075
Zhongsheng Group Holdings Ltd.	86,000	442,364
		7,751,878
INDIA — 3.7%
HDFC Bank Ltd. - ADR	30,589	2,092,594
ICICI Bank Ltd. - ADR	226,296	4,953,619
Infosys Ltd. - ADR	196,394	3,537,056
Wipro Ltd. - ADR (a)	411,428	1,917,254
		12,500,523
INDONESIA — 0.7%
Bank Mandiri Persero Tbk PT - ADR	87,101	1,107,925
Telkom Indonesia Persero Tbk PT - ADR	50,040	1,193,454
		2,301,379
IRELAND — 0.4%
CRH plc - ADR (a)	14,500	576,955
Kingspan Group plc	2,206	119,477
Smurfit Kappa Group plc	20,818	770,393
		1,466,825
ISRAEL — 0.4%
Check Point Software Technologies Ltd. (b)	4,473	564,313
ICL Group Ltd.	54,570	398,907
Nice Ltd. - ADR (a)(b)	2,630	505,749
		1,468,969
ITALY — 1.7%
Assicurazioni Generali S.p.A.	24,438	434,776
Enel S.p.A.	63,194	340,364
Intesa Sanpaolo S.p.A. - ADR	1	13
Intesa Sanpaolo S.p.A.	276,901	616,126
Mediobanca Banca di Credito Finanziario S.p.A.	49,451	475,712
Moncler S.p.A.	10,592	561,414
Poste Italiane S.p.A.	93,753	916,147
Telecom Italia S.p.A. (b)	591,414	136,977
Terna - Rete Elettrica Nazionale S.p.A.	227,512	1,680,943

	Shares	Fair Value
COMMON STOCKS — 97.9%, continued
ITALY — 1.7%, continued
UniCredit S.p.A.	52,597	$747,476
		5,909,948
JAPAN — 14.7%
Advantest Corp.	4,800	310,100
Aeon Co. Ltd.	7,900	167,496
AGC, Inc.	10,000	334,829
Asahi Intecc Co. Ltd.	11,100	182,997
Asahi Kasei Corp.	50,000	358,599
Astellas Pharma, Inc.	34,300	524,321
Azbil Corp.	10,400	263,445
Bandai Namco Holdings, Inc.	6,200	392,705
Bridgestone Corp.	33,456	1,195,649
Brothers Industries Ltd.	13,900	212,533
Canon, Inc.	22,800	496,000
Chiba Bank Ltd. (The)	28,700	210,340
CyberAgent, Inc.	13,700	121,907
Dai Nippon Printing Co. Ltd.	61,318	1,237,936
Dai-ichi Life Holdings, Inc.	16,346	372,844
Daiichi Sankyo Co. Ltd. - ADR	5,703	183,580
Daiichi Sankyo Co. Ltd.	23,430	758,622
Daiwa House Industry Co. Ltd.	30,000	694,570
Denso Corp.	10,000	497,939
Dentsu Group, Inc.	4,300	135,787
ENEOS Holdings, Inc.	167,700	572,368
FANUC Corp. - ADR	8,460	125,800
FANUC Corp.	800	120,889
Fast Retailing Co. Ltd. - ADR	1,220	73,895
Fast Retailing Co. Ltd.	1,400	858,915
FUJIFILM Holdings Corp. - ADR	8,120	406,568
FUJIFILM Holdings Corp.	1,500	75,708
Fujitsu Ltd.	4,868	653,277
Hitachi Construction Machinery Co. Ltd.	7,800	175,834
Honda Motor Co. Ltd.	7,800	180,172
Hoya Corp. - ADR	1,273	121,444
Hoya Corp.	6,861	664,089
Ibiden Co. Ltd.	4,600	167,689
Idemitsu Kosan Co. Ltd.	13,300	311,067
Japan Exchange Group, Inc.	20,800	300,683
Kao Corp.	29,400	1,177,021
KDDI Corp. - ADR	43,814	662,030
Keyence Corp.	3,600	1,410,259
Kintetsu Group Holdings Co. Ltd.	18,128	601,454
Kubota Corp. - ADR	788	53,718
Kubota Corp.	24,000	332,224
Lixil Corp.	15,100	230,191
Mitsubishi Corp.	44,800	1,461,808
Mitsubishi Estate Co. Ltd.	14,300	186,402
Mitsubishi UFJ Financial Group, Inc. - ADR	25,008	166,803
Mitsubishi UFJ Financial Group, Inc.	317,209	2,148,382
Mitsui & Co. Ltd. - ADR	730	426,557
Mitsui & Co. Ltd.	62,990	1,848,992
Mitsui Chemicals, Inc.	7,100	160,920
Mitsui OSK Lines Ltd.	21,700	543,901
Mizuho Financial Group, Inc.	65,200	921,913
Murata Manufacturing Co. Ltd.	12,900	647,452
Nexon Co. Ltd.	13,700	309,151
Nidec Corp. - ADR	23,780	303,671
Nintendo Co. Ltd. - ADR	74,200	773,164

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis International Index Fund
December 31, 2022

	Shares	Fair Value
COMMON STOCKS — 97.9%, continued
JAPAN — 14.7%, continued
Nintendo Co. Ltd.	3,000	$126,435
Nippon Building Fund, Inc.	33	147,828
Nippon Prologis REIT, Inc.	175	411,299
Nippon Sanso Holdings Corp.	9,300	135,751
Nippon Telegraph & Telephone Corp.	5,200	149,034
Nippon Yusen KK	13,800	326,967
Nitori Holdings Co. Ltd.	1,100	142,883
Nomura Real Estate Holdings, Inc.	6,900	148,765
Nomura Research Institute Ltd.	16,000	379,702
Odakyu Electric Railway Co. Ltd.	10,400	135,565
Olympus Corp.	16,400	293,863
Omron Corp.	2,900	141,508
Ono Pharmaceutical Co. Ltd.	6,900	162,064
Oriental Land Co. Ltd.	4,160	607,230
ORIX Corp.	16,800	271,145
Pan Pacific International Holdings Corp.	10,900	203,699
Persol Holdings Co. Ltd.	8,000	172,359
Pinduoduo, Inc. - ADR (b)	8,211	669,607
Recruit Holdings Co. Ltd.	28,250	898,974
Resona Holdings, Inc.	45,300	249,586
Ricoh Co. Ltd.	25,500	195,629
Secom Co. Ltd.	2,700	155,157
Seiko Epson Corp.	30,300	444,594
Sekisui House Ltd. - ADR	21,690	378,057
Sekisui House Ltd.	8,000	142,220
Seven & i Holdings Co. Ltd.	18,900	814,972
Sharp Corp.	20,600	148,308
Shimadzu Corp.	17,000	485,026
Shimano, Inc.	2,084	332,142
Shin-Etsu Chemical Co. Ltd.	3,400	420,270
Shionogi & Co. Ltd.	3,400	170,594
Shiseido Co. Ltd. - ADR	2,703	131,906
Shiseido Co. Ltd.	2,100	103,527
SoftBank Corp.	33,205	376,418
SoftBank Group Corp. - ADR	12,130	256,610
SoftBank Group Corp.	13,000	558,978
Sony Group Corp. - ADR (a)	17,616	1,343,749
Sony Group Corp.	2,000	152,902
Sumitomo Corp.	23,254	389,040
Sumitomo Metal Mining Co. Ltd.	8,000	284,685
Sumitomo Mitsui Trust Holdings, Inc.	19,600	685,084
Suntory Beverage & Food Ltd.	7,600	260,550
Takeda Pharmaceutical Co. Ltd. - ADR	17,704	276,182
Takeda Pharmaceutical Co. Ltd.	26,800	839,357
TDK Corp.	11,700	386,402
Terumo Corp.	10,972	313,125
Toho Co. Ltd.	4,100	158,676
Tokyo Electron Ltd.	1,900	562,787
Toppan, Inc.	55,900	832,148
Toray Industries, Inc.	50,000	280,586
Toto Ltd.	5,000	171,414
Toyota Motor Corp. - ADR (a)	10,972	1,498,556
USS Co. Ltd.	31,120	496,693
Yamaha Corp.	18,800	704,672
Yamaha Motor Co. Ltd.	31,100	713,167
Yokogawa Electric Corp.	36,800	590,152
Z Holdings Corp.	54,000	136,583
		49,791,792

	Shares	Fair Value
COMMON STOCKS — 97.9%, continued
JERSEY — 0.7%
Experian plc - ADR	11,145	$375,698
Glencore plc	248,450	1,659,096
WPP plc - ADR	1,188	58,402
WPP plc	34,966	346,693
		2,439,889
LUXEMBOURG — 0.0% (c)
Aroundtown S.A.	34,293	80,160

MEXICO — 1.0%
Fomento Economico Mexicano S.A.B. de C.V. - ADR	12,776	998,061
Grupo Aeroportuario del Pacifico S.A.B. de C.V. - ADR	2,661	382,678
Grupo Aeroportuario del Sureste S.A.B. de C.V. - ADR	3,153	734,618
Wal-Mart de Mexico S.A.B. de C.V. - ADR	32,608	1,146,497
		3,261,854
NETHERLANDS — 2.9%
Adyen N.V. (b)	349	481,477
Aegon N.V.	13,988	70,499
Akzo Nobel N.V. - ADR	1,673	37,325
Argenx SE - ADR (b)	1,002	379,588
ASML Holding N.V. - ADR	6,611	3,612,250
Exor N.V. (b)	3,298	241,196
ING Groep N.V. - ADR (a)	40,673	494,990
ING Groep N.V.	12,870	156,937
Koninklijke Ahold Delhaize N.V. - ADR	24,466	702,174
Koninklijke Ahold Delhaize N.V.	5,491	157,810
Koninklijke DSM N.V.	2,622	320,907
NN Group N.V.	10,306	421,112
OCI N.V.	9,087	325,182
Prosus N.V. (b)	13,725	947,185
QIAGEN N.V. (b)	7,847	391,330
Randstad Holding N.V.	3,477	212,068
Stellantis N.V.	42,053	597,541
STMicroelectronics N.V. - ADR (a)	2,836	100,877
Wolters Kluwer N.V.	1,707	178,688
		9,829,136
NORWAY — 2.4%
Aker BP ASA	56,057	1,740,135
Equinor ASA - ADR	158,981	5,693,109
Norsk Hydro ASA	79,990	598,680
		8,031,924
PORTUGAL — 0.7%
Galp Energia SGPS S.A.	171,903	2,321,123
Jeronimo Martins SGPS S.A.	8,104	175,114
		2,496,237
RUSSIA — 0.0% (c)
Mobile TeleSystems PJSC - ADR (b)(d)(e)	86,910	869

SINGAPORE — 1.9%
BOC Aviation Ltd.	87,700	731,997
CapitaLand Ascendas REIT	167,800	343,267
CapitaLand Integrated Commercial Trust	522,925	796,452
CapitaLand Investment Ltd.	183,000	505,525

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis International Index Fund
December 31, 2022

	Shares	Fair Value
COMMON STOCKS — 97.9%, continued
SINGAPORE — 1.9%, continued
CDL Hospitality Trusts	28,826	$26,902
City Developments Ltd.	203,900	1,252,872
DBS Group Holdings Ltd. - ADR	11,392	1,154,807
Singapore Telecommunications Ltd.	216,000	414,454
Venture Corp. Ltd.	84,300	1,073,733
		6,300,009
SOUTH AFRICA — 1.1%
FirstRand Ltd.	201,574	736,874
Gold Fields Ltd. - ADR (a)	14,088	145,811
Impala Platinum Holdings Ltd. - ADR	29,987	372,439
Mr Price Group Ltd.	56,059	524,331
MTN Group Ltd.	18,970	142,109
MultiChoice Group Ltd.	72,496	500,170
Naspers Ltd. - Class N - ADR (a)	26,085	860,805
Standard Bank Group Ltd.	44,968	444,014
		3,726,553
SOUTH KOREA — 4.1%
Celltrion, Inc.	4,265	543,621
Hyundai Mobis Co. Ltd.	8,222	1,309,153
KB Financial Group, Inc. - ADR	15,444	597,065
Korea Electric Power Corp. - ADR	13,750	118,800
KT Corp. - ADR	39,515	533,453
LG Display Co. Ltd. - ADR	3	15
NAVER Corp.	8,715	1,228,469
POSCO Holdings, Inc. - ADR	9,906	539,580
Samsung Electronics Co. Ltd.	122,339	5,372,649
Shinhan Financial Group Co. Ltd. - ADR	23,067	644,261
Shinhan Financial Group Co. Ltd.	29,265	818,068
SK Hynix, Inc.	15,952	950,112
SK Telecom Co. Ltd. - ADR	19,765	406,961
Woori Financial Group, Inc. - ADR	34,279	943,701
		14,005,908
SPAIN — 1.9%
Aena SME S.A. (b)	5,525	693,953
Amadeus IT Group S.A. (b)	7,348	381,995
Cellnex Telecom S.A.	4,067	134,652
Iberdrola S.A. - ADR	1,595	74,582
Iberdrola S.A.	29,928	350,266
Industria de Diseno Textil S.A.	34,462	916,994
Naturgy Energy Group S.A.	12,657	329,470
Repsol S.A.	178,289	2,834,984
Siemens Gamesa Renewable Energy S.A. (b)	11,865	229,321
Telefónica S.A.	92,766	336,238
		6,282,455
SWEDEN — 1.7%
Atlas Copco AB	35,688	421,064
Atlas Copco AB - Class A - ADR	40,296	475,493
Boliden AB	20,477	767,872
Essity AB - Series B	7,919	207,433
H & M Hennes & Mauritz AB - B Shares	19,185	206,385
Hexagon AB - B Shares	53,748	561,510
Industrivarden AB	11,816	287,089
Investor AB - B Shares	119,025	2,151,078
Svenska Cellulosa AB S.C.A. - Series B	16,418	207,634
Svenska Handelsbanken AB - A Shares	31,343	315,727

	Shares	Fair Value
COMMON STOCKS — 97.9%, continued
SWEDEN — 1.7%, continued
Telefonaktiebolaget LM Ericsson - B Shares	42,832	$250,008
		5,851,293
SWITZERLAND — 6.2%
ABB Ltd. - ADR (a)	33,452	1,018,948
ABB Ltd.	5,783	175,506
Accelleron Industries A.G. - ADR (b)	1,953	39,841
Accelleron Industries A.G. (b)	289	5,984
Adecco Group AG	14,312	471,499
Barry Callebaut AG	553	1,093,930
Clariant AG (b)	10,218	161,903
Coca-Cola HBC AG	26,042	621,127
Geberit AG	1,928	908,126
Givaudan S.A.	223	683,286
Holcim Ltd. (b)	8,532	441,831
Julius Baer Group Ltd. (b)	3,557	207,205
Keuhne + Nagel International AG	643	149,659
Lonza Group AG - ADR	1,070	52,162
Lonza Group AG	2,080	1,019,315
Nestlé S.A. - ADR	31,994	3,690,188
Nestlé S.A.	4,022	466,063
Partners Group Holding AG	570	503,549
Roche Holding AG - ADR (a)	78,528	3,074,371
Roche Holding AG	2,204	692,482
Sika AG	852	204,294
Sonova Holding AG	1,992	472,475
Swatch Group AG (The)	707	201,106
Swiss Life Holding AG	1,691	872,028
Swiss Re AG	9,611	898,949
Swisscom AG	981	537,508
Temenos AG	3,323	182,361
UBS Group AG (a)	39,428	733,686
UBS Group AG	6,374	119,003
Zurich Insurance Group AG - ADR	24,700	1,181,772
Zurich Insurance Group AG	492	235,360
		21,115,517
TAIWAN — 4.5%
ASE Technology Holding Co. Ltd. - ADR	126,937	795,895
AUO Corp. - ADR	115,722	560,095
Chunghwa Telecom Co. Ltd. - ADR	134,305	4,914,220
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	105,463	7,855,939
United Microelectronics Corp. - ADR (a)(b)	154,753	1,010,537
		15,136,686
TURKEY — 0.1%
Turkcell Iletisim Hizmetleri A.S. - ADR	58,775	281,532

UNITED KINGDOM — 8.0%
3i Group plc	68,813	1,115,938
Antofagasta plc	47,452	886,549
Ashtead Group plc	11,037	629,756
AstraZeneca plc - ADR	51,316	3,479,225
Aviva plc	147,903	791,705
Barratt Developments plc	56,585	271,426
British Land Co. plc (The)	62,287	297,422
BT Group plc	130,919	177,335
Bunzl plc	5,822	194,179

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis International Index Fund
December 31, 2022

	Shares	Fair Value
COMMON STOCKS — 97.9%, continued
UNITED KINGDOM — 8.0%, continued
Burberry Group plc	13,434	$329,671
Coca-Cola Europacific Partners plc (a)	18,549	1,026,131
Compass Group plc	35,682	827,110
GSK plc - ADR	2,550	89,607
GSK plc	27,901	484,883
Haleon plc - ADR (b)	17,287	138,296
Halma plc	6,736	160,742
HSBC Holdings plc - ADR (a)	58,458	1,821,551
HSBC Holdings plc	27,340	170,408
Informa plc	99,047	741,877
InterContinental Hotels Group plc - ADR (a)	2,515	146,725
J Sainsbury plc	86,209	226,877
Kingfisher plc	161,921	462,145
Land Securities Group plc	37,958	285,045
Legal & General Group plc	210,040	633,507
Lloyds Banking Group plc	437,921	240,369
London Stock Exchange Group plc	7,929	683,994
Mondi plc	24,044	409,686
National Grid plc	49,369	595,254
NatWest Group plc	160,250	513,748
PEARSON plc - ADR	42,312	476,856
PEARSON plc	24,794	281,503
Prudential plc - ADR (a)	10,228	281,065
Reckitt Benckiser Group plc - ADR	34,350	483,992
Reckitt Benckiser Group plc	3,212	223,421
RELX plc - ADR	4,303	119,279
RELX plc	61,542	1,702,184
Rentokil Initial plc	28,495	174,989
Rio Tinto plc - ADR (a)	9,034	643,221
Sage Group plc (The) - ADR	2,320	83,450
Sage Group plc (The)	14,027	126,430
Segro plc	49,056	452,713
Severn Trent plc	16,234	520,253
Taylor Wimpey plc	108,822	133,722
Tesco plc - ADR	5,503	44,492
Tesco plc	144,166	390,731
Unilever plc - ADR	44,516	2,241,381
United Utilities Group plc	59,321	710,946
Whitbread plc	5,438	168,947
		27,090,736
TOTAL COMMON STOCKS (Cost $260,217,085)		$331,388,601

	Coupon	Maturity	Par Value	Fair Value
CORPORATE NOTES — 0.9%
COMMUNITY DEVELOPMENT — 0.9%
Calvert Social Investment Foundation, Inc. (d)	3.000%	06/15/23	$870,000	$858,952
Calvert Social Investment Foundation, Inc. (d)	3.000%	12/15/23	480,000	466,879
Calvert Social Investment Foundation, Inc. (d)	1.000%	06/14/24	450,000	420,366
Calvert Social Investment Foundation, Inc. (d)	3.000%	06/17/24	290,000	278,666
Calvert Social Investment Foundation, Inc. (d)	3.000%	12/15/24	120,000	114,233
Calvert Social Investment Foundation, Inc. (d)	2.500%	06/13/25	500,000	466,299
Calvert Social Investment Foundation, Inc. (d)	2.500%	12/15/25	400,000	369,557
TOTAL CORPORATE NOTES (Cost $3,110,000)				$2,974,952

	Shares	Fair Value
MONEY MARKET FUNDS — 0.5%
First American Government Obligations Fund - Class X, 4.10% (f) (Cost $1,575,412)	1,575,412	$1,575,412

INVESTMENT PURCHASED WITH THE CASH PROCEEDS FROM SECURITIES LENDING— 7.4%
Mount Vernon Liquid Assets Portfolio, LLC, 4.49% (f)(g) (Cost $24,979,212)	24,979,212	24,979,212

TOTAL INVESTMENTS - (Cost $289,881,709) — 106.7%		$360,918,177
LIABILITIES IN EXCESS OF OTHER ASSETS — (6.7%)		(22,486,728)
NET ASSETS — 100.0%		$338,431,449

(a)	All or a portion of the security is on loan. The total fair value of the securities on loan as of December 31, 2022 was $24,128,899 (Note 8).
(b)	Non-income producing security.
(c)	Percentage rounds to less than 0.1%.

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis International Index Fund
December 31, 2022

(d)	Illiquid securities are as follows:

	Acquisition Date	Current Cost	Fair Value	% of Net Assets
Calvert Social Investment Foundation, Inc. 3.000%, 06/15/23	06/18/18	$870,000	$858,952	0.3%
Calvert Social Investment Foundation, Inc. 3.000%, 12/15/23	12/17/18	480,000	466,879	0.1%
Calvert Social Investment Foundation, Inc. 1.000%, 06/14/24	06/15/21	450,000	420,366	0.1%
Calvert Social Investment Foundation, Inc. 3.000%, 06/17/24	06/17/19	290,000	278,666	0.1%
Calvert Social Investment Foundation, Inc. 3.000%, 12/15/24	12/12/19	120,000	114,233	0.1%
Calvert Social Investment Foundation, Inc. 2.500%, 06/13/25	06/12/20	500,000	466,299	0.1%
Calvert Social Investment Foundation, Inc. 2.500%, 12/15/25	12/15/20	400,000	369,557	0.1%
Mobile TeleSystems PJSC - ADR	07/19/11	752,376	869	0.0	%(c)
		$3,862,376	$2,975,821	0.9%

(e)

Security value has been determined in good faith pursuant to procedures adopted by the Board of Trustees. The total fair value of such securities was $869 as of December 31, 2022, representing 0.0% (c) of net assets.

(f)	The rate shown is the 7-day effective yield as of December 31, 2022.
(g)	The security was purchased with cash collateral received from securities on loan. (Note 8).

ADR	— American Depositary Receipt
CDI	— CHESS Depositary Interest
plc	— Public Liability Company
REIT	— Real Estate Investment Trust

See accompanying notes to financial statements.

Praxis Growth and Value Index Funds

Annual Report to Shareholders

Portfolio Manager’s Commentary (unaudited)

Unlike last year when various year-end stock market commentaries referenced “all-time highs”, this year we see a lot of “worst year since …” references. The tides can turn quickly and the uncertainties that drive the stock markets continue their march forward.

Growth stocks as measured by the S&P 500 Growth Index had a rough year, ending 2022 with a return of -29.40%, a sharp reversal of the 31.99% return achieved in 2021. Value stocks as measured by the S&P 500 Value Index fared a little better, ending 2022 with a return of -5.22% versus the 24.90% return achieved in 2021. 2022 was the first year since 2016 that the Value style outperformed the Growth style to any meaningful degree.

For U.S. Large Cap Stock returns during 2022, a graph of the S&P 500 shows a rocky ride down from the top, with many recoveries followed by deeper losses, ending with an annual return of -18.11%.

In a review of sector breakouts for large cap stocks, Energy managed a large 65% return and Utilities were also positive at 2%. All other sectors showed negative returns, the largest being Communication Services (-40%), Consumer Discretionary (-37%), Information Technology (-28%) and Real Estate (-26%).

The Praxis Growth Index Fund Class I Shares returned -28.18%, outperforming the -29.40% return of its benchmark, the S&P 500 Growth Index. The Praxis Growth Index Fund Class A Shares (without load) returned a -28.42%.

The Stock Specific factor was the leading contributor to positive relative performance. Industries and Beta from Fundamentals were the leading contributors to negative relative performance. Following current SEC diversification rules limited our exposure to the highest-weighted names in our benchmark index (Apple, Microsoft, Alphabet and Amazon) and helped relative performance as these stocks struggled in 2022.

The Praxis Value Index Fund Class I Shares returned -7.55%, underperforming the -5.22% return of the S&P 500 Value Index, the Fund’s benchmark. The Praxis Value Index Fund Class A Shares (without load) returned -7.86%.

Stock-specific and Industry factors were the leading contributors to negative relative performance. As examples, not owning Exxon Mobil (social screen) was a negative contributor, as Exxon Mobil was up 87.4% for the year and not owning Lockheed Martin (weapons screen) was a negative contributor, as Lockheed Martin was up 40.4% for the year. Other and Fundamental factors were the leading contributors to positive relative performance.

Our Values + ESG screening framework plus ESG data integration causes differences in returns from our indexes. We use optimization tools to offset those impacts. We continue to utilize Sustainalytics ESG scores to enhance our optimization process. Our Morningstar Historical Corporate Sustainability Percent Rank as of Nov. 30, 2022, is the 10th percentile for the Praxis Growth Index Fund and the 9th percentile for the Praxis Value Index Fund. Both Funds scored a 5 out of 5 Globes Sustainability Rating.

The annual mid-December reconstitution of the benchmark index and our routine updating of our Values + ESG screening list necessitated some significant realignment of portfolio holdings near year end.

We continue to be pleased with the performance of the Funds which over time have delivered returns close to their benchmarks. We look forward to continuing to incorporate our Values + ESG screens, and Sustainalytics ESG scores, while using tax optimization tools to deliver returns that track benchmark returns in the large-cap space, whether it is on the Growth or Value side of the equation.

Dale Snyder, CFA®
Praxis Growth and Value Index Fund Manager
Praxis Mutual Funds®

The views expressed are those of the portfolio manager as of Dec. 31, 2022, are subject to change, and may differ from the views of other portfolio managers or the firm as a whole. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. All data referenced are from sources deemed to be reliable but cannot be guaranteed. Securities and sectors referenced should not be construed as a solicitation or recommendation or be used as the sole basis for any investment decision.

The S&P 500 Growth Index represents the growth companies (defined by sales growth, earnings to price, and momentum) of the S&P 500 Index, a universe of large capitalization companies in the U.S. equity market.

The S&P 500 Index is a market capitalization weighted index of 500 large companies that is widely used as a barometer of U.S. stock market performance.

The S&P 500 Value Index represents the value companies (defined by book value to price ratio earnings to price ratio and sales to price ratio) of the S&P 500 Index, a universe of large capitalization companies in the U.S. equity market.

The Morningstar Sustainability Rating™ is intended to measure how well the issuing companies of the securities within a fund’s portfolio holdings are managing their financially material environmental, social and governance, or ESG, risks relative to the Fund’s Morningstar Global Category peers. The Morningstar Sustainability Rating calculation is a five -step process. First, each fund with at least 67% of assets covered by a company-level ESG Risk Score from Sustainalytics receives a Morningstar Portfolio Sustainability Score. The Morningstar Portfolio Sustainability Score is an asset-weighted average of company level ESG Risk Scores. The Portfolio Sustainability Score ranges between 0 to 100, with a higher score indicating that a fund has, on average, more of its assets invested in companies with high ESG Risk. Second, the Historical Sustainability Score is an exponential weighted moving average of the Portfolio Sustainability Scores over the past 12 months. The process rescales the current Portfolio Sustainability Score to reflect the consistency of the scores. The Historical Sustainability Score ranges between 0 to 100, with a higher score indicating that a fund has, on average, more of its assets invested in companies with high ESG Risk, on a consistent historical basis. Third, the Morningstar Sustainability Rating is then assigned to all scored funds within Morningstar Global

Praxis Growth and Value Index Funds

Annual Report to Shareholders

Portfolio Manager’s Commentary (unaudited), continued

Categories in which at least thirty (30) funds receive a Historical Sustainability Score and is determined by each Fund’s Morningstar Sustainability Rating Score rank within the following distribution: High (highest 10%), Above Average (next 22.5%), Average (next 35%), Below Average (next 22.5%), and Low (lowest 10%). Fourth, then Morningstar applies a 1% rating buffer from the previous month to increase rating stability. This means a fund must move 1% beyond the rating breakpoint to change ratings. Fifth, they adjust downward positive Sustainability Ratings to funds with high ESG Risk scores. The logic is as follows: If Portfolio Sustainability score is above 40, then the fund receives a Low Sustainability Rating. If Portfolio Sustainability score is above 35 and preliminary rating is Average or better, then the fund is downgraded to Below Average. If the Portfolio Sustainability score is above 30 and preliminary rating is Above Average, then the fund is downgraded to Average. If the Portfolio Sustainability score is below 30, then no adjustment is made. The Morningstar Sustainability Rating is depicted by globe icons where High equals 5 globes and Low equals 1 globe. Since a Sustainability Rating is assigned to all funds that meet the above criteria, the rating it is not limited to funds with explicit sustainable or responsible investment mandates. Morningstar updates its Sustainability Ratings monthly. The Portfolio Sustainability Score is calculated when Morningstar receives a new portfolio. Then, the Historical Sustainability Score and the Sustainability Rating is calculated one month and six business days after the reported as-of date of the most recent portfolio. As part of the evaluation process, Morningstar uses Sustainalytics’ ESG scores from the same month as the portfolio as-of date. Please click on http://corporate1.morningstar.com/SustainableInvesting/ for more detailed information about the Morningstar Sustainability Rating methodology and calculation frequency. Sustainalytics is an independent ESG and corporate governance research, ratings, and analysis firm. Morningstar, Inc. holds a non-controlling ownership interest in Sustainalytics. © 2022 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

Praxis Value Fund Performance Review

Praxis Value Index Fund

Performance Review (unaudited)

Growth of $10,000 investment from 12/31/12 to 12/31/22

This chart represents historical performance of a hypothetical investment of $10,000 in Class A Shares (adjusted for the maximum sales charge of 5.25%) of the Fund and Index from 12/31/12 to 12/31/22 and includes the reinvestment of dividends and capital gains.

			Average Annual
	Inception Date	One Year Ended	Three Year Ended	Five Year Ended	Ten Year Ended	Expense Ratio** Gross/Net
Praxis Value Index Fund
Class A *	5/1/01	-12.69%	4.03%	6.38%	9.80%	0.78%	0.78%
Class A (Without Load)	5/1/01	-7.86%	5.92%	7.54%	10.39%
Class I	5/1/06	-7.55%	6.37%	7.99%	10.91%	0.38%	0.38%
S&P 500 Value Index [1]		-5.22%	6.26%	7.58%	10.86%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit www.praxismutualfunds.com. Indexes are unmanaged, do not incur fees, and it is not possible to invest directly in an index.

The total returns shown reflect any expenses that were contractually or voluntarily reduced, reimbursed or paid by any party during the periods presented. In such instances, and without activity, the total returns would have been lower.

*    The total return figures shown reflect the maximum sales charge applicable to Class A Shares for the Fund. Class A Shares have a maximum sales charge on purchases of 5.25%.

**    Reflects the expense ratios as reported in the Prospectus dated April 30, 2022.

1    The S&P 500 Value Index represents the value companies (defined by book value to price ratio, earnings to price ratio, and sales to price ratio) of the S&P 500 Index, a universe of large capitalization companies in the U.S. equity market.

The above index is for illustrative purposes only and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of these expenses. An investor cannot invest directly in an index, although an investor can invest in its underlying securities.

Schedule of Investments

Praxis Value Index Fund
December 31, 2022

	Shares	Fair Value
COMMON STOCKS — 98.4%
ADVERTISING & MARKETING — 0.2%
Omnicom Group, Inc. (a)	10,229	$834,380

AEROSPACE & DEFENSE — 0.2%
TransDigm Group, Inc.	1,510	950,772

APPAREL & TEXTILE PRODUCTS — 1.0%
NIKE, Inc. - Class B (a)	29,440	3,444,774
VF Corp. (a)	18,360	506,920
		3,951,694
ASSET MANAGEMENT — 1.4%
Ameriprise Financial, Inc.	1,540	479,510
BlackRock, Inc.	4,022	2,850,110
Charles Schwab Corp. (The)	17,660	1,470,372
Invesco Ltd.	15,670	281,903
T. Rowe Price Group, Inc.	2,870	313,002
		5,394,897
AUTOMOTIVE — 0.9%
Aptiv plc (b)	7,050	656,566
BorgWarner, Inc.	14,870	598,518
Ford Motor Co.	104,753	1,218,277
General Motors Co.	37,320	1,255,445
		3,728,806
BANKING — 7.1%
Bank of America Corp.	192,070	6,361,358
Citigroup, Inc.	56,686	2,563,908
Citizens Financial Group, Inc.	10,900	429,133
Fifth Third Bancorp	19,490	639,467
First Republic Bank	4,180	509,500
Huntington Bancshares, Inc.	43,970	619,977
JPMorgan Chase & Co.	75,425	10,114,492
KeyCorp	21,488	374,321
M&T Bank Corp.	5,634	817,268
PNC Financial Services Group, Inc. (The)	11,131	1,758,030
Regions Financial Corp. (a)	24,860	535,982
Signature Bank	2,580	297,268
SVB Financial Group (b)	710	163,399
Truist Financial Corp.	40,660	1,749,600
U.S. Bancorp	34,867	1,520,550
		28,454,253
BEVERAGES — 0.9%
Coca-Cola Co. (The)	40,420	2,571,116
Keurig Dr Pepper, Inc.	12,430	443,254
PepsiCo, Inc.	4,139	747,752
		3,762,122
BIOTECH & PHARMA — 2.0%
Biogen, Inc. (b)	1,930	534,456
Gilead Sciences, Inc.	3,450	296,182
Johnson & Johnson	28,441	5,024,103
Viatris, Inc.	40,540	451,210
Zoetis, Inc.	10,000	1,465,500
		7,771,451
CABLE & SATELLITE — 1.3%
Charter Communications, Inc. - Class A (b)	2,520	854,532
Comcast Corp. - Class A	119,140	4,166,326

	Shares	Fair Value
COMMON STOCKS — 98.4%, continued
CABLE & SATELLITE — 1.3%, continued
DISH Network Corp. - Class A (a)(b)	19,840	$278,553
		5,299,411
CHEMICALS — 2.7%
Air Products & Chemicals, Inc.	2,397	738,899
Dow, Inc.	7,400	372,886
DuPont de Nemours, Inc. (a)	8,148	559,197
Ecolab, Inc.	2,960	430,858
FMC Corp.	2,410	300,768
International Flavors & Fragrances, Inc. (a)	9,942	1,042,319
Linde plc	10,956	3,573,628
LyondellBasell Industries N.V. - Class A	12,360	1,026,251
PPG Industries, Inc.	10,210	1,283,806
Sherwin-Williams Co. (The)	6,010	1,426,353
		10,754,965
COMMERCIAL SUPPORT SERVICES — 1.0%
Republic Services, Inc.	11,450	1,476,936
Robert Half International, Inc.	5,180	382,439
Rollins, Inc.	8,020	293,051
Waste Management, Inc.	10,650	1,670,772
		3,823,198
CONSTRUCTION MATERIALS — 0.1%
Martin Marietta Materials, Inc.	1,320	446,120

CONTAINERS & PACKAGING — 0.2%
Amcor plc	24,340	289,889
WestRock Co.	10,430	366,719
		656,608
DIVERSIFIED INDUSTRIALS — 1.3%
Dover Corp.	5,253	711,309
Emerson Electric Co.	9,554	917,757
Illinois Tool Works, Inc.	14,045	3,094,113
Pentair plc	12,120	545,158
		5,268,337
E-COMMERCE DISCRETIONARY — 2.8%
Amazon.com, Inc. (b)	122,600	10,298,400
eBay, Inc.	12,910	535,378
Etsy, Inc. (b)	3,930	470,735
		11,304,513
ELECTRIC UTILITIES — 5.7%
AES Corp. (The)	10,414	299,507
Alliant Energy Corp.	5,400	298,134
Ameren Corp.	3,400	302,328
American Electric Power Co., Inc.	16,270	1,544,836
CenterPoint Energy, Inc.	19,510	585,105
CMS Energy Corp.	12,530	793,525
Consolidated Edison, Inc.	29,931	2,852,724
DTE Energy Co.	4,170	490,100
Duke Energy Corp.	25,514	2,627,687
Edison International	16,627	1,057,810
Eversource Energy	7,770	651,437
Exelon Corp.	34,410	1,487,544
NextEra Energy, Inc.	52,960	4,427,456
PPL Corp.	26,930	786,895
Sempra Energy	6,023	930,794
Southern Co. (The)	36,061	2,575,116

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis Value Index Fund
December 31, 2022

	Shares	Fair Value
COMMON STOCKS — 98.4%, continued
ELECTRIC UTILITIES — 5.7%, continued
Xcel Energy, Inc.	14,114	$989,532
		22,700,530
ELECTRICAL EQUIPMENT — 3.2%
AMETEK, Inc.	4,630	646,904
Carrier Global Corp.	22,720	937,200
Generac Holdings, Inc. (b)	3,210	323,119
Johnson Controls International plc	38,687	2,475,968
Keysight Technologies, Inc. (b)	3,690	631,248
Otis Worldwide Corp.	20,480	1,603,789
Rockwell Automation, Inc. (a)	8,530	2,197,072
TE Connectivity Ltd.	14,490	1,663,452
Trane Technologies plc	10,390	1,746,455
Trimble, Inc. (b)	8,990	454,534
		12,679,741
ENGINEERING & CONSTRUCTION — 0.1%
Quanta Services, Inc.	2,060	293,550

ENTERTAINMENT CONTENT — 1.8%
Activision Blizzard, Inc.	7,690	588,669
Electronic Arts, Inc.	5,610	685,430
Fox Corp. - Class B	13,000	369,850
Paramount Global - Class B (a)	33,366	563,218
Walt Disney Co. (The) (b)	47,699	4,144,089
Warner Bros. Discovery, Inc. (b)	67,787	642,621
		6,993,877
FOOD — 1.4%
Conagra Brands, Inc.	16,070	621,909
Hormel Foods Corp.	6,540	297,897
J.M. Smucker Co. (The) (a)	5,630	892,130
Kellogg Co. (a)	5,960	424,590
Kraft Heinz Co. (The)	26,030	1,059,681
McCormick & Co., Inc.	6,090	504,800
Mondelez International, Inc. - Class A	15,422	1,027,876
Tyson Foods, Inc. - Class A	9,110	567,098
		5,395,981
GAS & WATER UTILITIES — 0.2%
American Water Works Co., Inc.	2,100	320,082
NiSource, Inc.	19,060	522,625
		842,707
HEALTH CARE FACILITIES & SERVICES — 2.5%
AmerisourceBergen Corp.	4,700	778,837
Cardinal Health, Inc.	7,850	603,429
Catalent, Inc. (b)	1,430	64,364
Cigna Corp.	4,062	1,345,903
CVS Health Corp.	32,034	2,985,248
Elevance Health, Inc.	1,150	589,915
HCA Healthcare, Inc.	1,660	398,334
Humana, Inc.	1,410	722,188
IQVIA Holdings, Inc. (b)	2,920	598,279
Laboratory Corp. of America Holdings	2,120	499,218
McKesson Corp.	3,384	1,269,406
UnitedHealth Group, Inc.	570	302,203
		10,157,324
HOME & OFFICE PRODUCTS — 0.1%
Whirlpool Corp.	3,150	445,599

	Shares	Fair Value
COMMON STOCKS — 98.4%, continued
HOME CONSTRUCTION — 0.4%
D.R. Horton, Inc.	3,300	$294,162
Lennar Corp. - Class A	6,340	573,770
NVR, Inc. (b)	130	599,635
		1,467,567
HOUSEHOLD PRODUCTS — 2.3%
Clorox Co. (The) (a)	2,030	284,870
Estée Lauder Cos., Inc. (The) - Class A	4,940	1,225,664
Kimberly-Clark Corp.	14,960	2,030,820
Procter & Gamble Co. (The)	38,156	5,782,923
		9,324,277
INDUSTRIAL SUPPORT SERVICES — 0.4%
Fastenal Co.	9,800	463,736
United Rentals, Inc. (b)	1,620	575,780
W.W. Grainger, Inc.	870	483,938
		1,523,454
INSTITUTIONAL FINANCIAL SERVICES — 3.2%
Bank of New York Mellon Corp. (The)	38,024	1,730,852
CME Group, Inc.	11,190	1,881,710
Goldman Sachs Group, Inc. (The)	9,160	3,145,361
Intercontinental Exchange, Inc.	16,430	1,685,554
Morgan Stanley	35,391	3,008,943
Nasdaq, Inc.	70	4,295
Northern Trust Corp.	6,297	557,222
State Street Corp.	10,420	808,279
		12,822,216
INSURANCE — 5.7%
Aflac, Inc.	20,790	1,495,633
Allstate Corp. (The)	10,919	1,480,616
American International Group, Inc.	22,987	1,453,698
Aon plc - Class A	4,280	1,284,599
Arch Capital Group Ltd. (b)	4,610	289,416
Arthur J. Gallagher & Co.	2,930	552,422
Assurant, Inc. (a)	4,170	521,500
Berkley (W.R.) Corp.	9,825	713,000
Brown & Brown, Inc.	15,040	856,829
Chubb Ltd.	8,860	1,954,516
Cincinnati Financial Corp.	9,332	955,504
Everest Re Group Ltd.	2,840	940,807
Globe Life, Inc.	4,450	536,448
Hartford Financial Services Group, Inc. (The)	10,830	821,239
Lincoln National Corp.	16,990	521,933
Loews Corp.	25,180	1,468,749
Marsh & McLennan Cos., Inc.	7,150	1,183,182
MetLife, Inc.	23,733	1,717,557
Principal Financial Group, Inc.	4,530	380,158
Progressive Corp. (The)	8,230	1,067,513
Prudential Financial, Inc.	13,980	1,390,451
Travelers Cos., Inc. (The)	5,403	1,013,008
		22,598,778
INTERNET MEDIA & SERVICES — 3.2%
Alphabet, Inc. - Class A (b)	1,350	119,110
Booking Holdings, Inc. (b)	1,010	2,035,433
Match Group, Inc. (b)	13,760	570,902
Meta Platforms, Inc. - Class A (b)	56,990	6,858,177
Netflix, Inc. (b)	11,010	3,246,629
		12,830,251

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis Value Index Fund
December 31, 2022

	Shares	Fair Value
COMMON STOCKS — 98.4%, continued
LEISURE FACILITIES & SERVICES — 1.8%
Carnival Corp. (a)(b)	63,243	$509,739
Darden Restaurants, Inc.	2,130	294,643
Hilton Worldwide Holdings, Inc.	6,420	811,231
Live Nation Entertainment, Inc. (a)(b)	6,980	486,785
Marriott International, Inc. - Class A	2,910	433,270
McDonald’s Corp.	8,340	2,197,840
Royal Caribbean Cruises Ltd. (a)(b)	2,120	104,792
Starbucks Corp.	16,870	1,673,504
Yum! Brands, Inc.	5,400	691,632
		7,203,436
LEISURE PRODUCTS — 0.4%
Hasbro, Inc.	26,100	1,592,361

MACHINERY — 0.9%
Deere & Co.	907	388,885
IDEX Corp.	2,840	648,457
Ingersoll-Rand, Inc.	13,050	681,863
Nordson Corp.	2,610	620,449
Stanley Black & Decker, Inc.	8,890	667,817
Xylem, Inc.	7,010	775,096
		3,782,567
MEDICAL EQUIPMENT & DEVICES — 5.5%
Abbott Laboratories	23,170	2,543,834
Agilent Technologies, Inc.	1,990	297,803
Align Technology, Inc. (b)	1,490	314,241
Baxter International, Inc.	17,182	875,767
Becton, Dickinson and Co.	8,310	2,113,233
Bio-Rad Laboratories, Inc. - Class A (b)	720	302,753
Boston Scientific Corp. (b)	29,180	1,350,159
Cooper Cos., Inc. (The)	1,170	386,884
Danaher Corp.	4,670	1,239,511
DENTSPLY SIRONA, Inc.	18,350	584,264
Edwards Lifesciences Corp. (b)	11,480	856,523
Illumina, Inc. (b)	5,030	1,017,066
Intuitive Surgical, Inc. (b)	4,520	1,199,382
Medtronic plc	33,680	2,617,610
ResMed, Inc.	2,370	493,268
Stryker Corp. (a)	8,800	2,151,512
Teleflex, Inc. (a)	2,740	683,986
Thermo Fisher Scientific, Inc.	3,154	1,736,876
West Pharmaceutical Services, Inc.	1,260	296,541
Zimmer Biomet Holdings, Inc.	5,900	752,250
		21,813,463
METALS & MINING — 0.3%
Newmont Corp.	22,640	1,068,608

OIL & GAS PRODUCERS — 0.9%
ConocoPhillips	5,377	634,486
Pioneer Natural Resources Co.	4,630	1,057,446
Valero Energy Corp.	14,590	1,850,887
		3,542,819
OIL & GAS SERVICES & EQUIPMENT — 0.7%
Baker Hughes Co.	44,790	1,322,649
Schlumberger Ltd.	26,396	1,411,130
		2,733,779

	Shares	Fair Value
COMMON STOCKS — 98.4%, continued
REAL ESTATE SERVICES — 0.2%
CBRE Group, Inc. - Class A (a)(b)	10,290	$791,918

REITS — 4.8%
Alexandria Real Estate Equities, Inc.	5,380	783,705
American Tower Corp.	4,760	1,008,454
AvalonBay Communities, Inc.	5,900	952,968
Boston Properties, Inc.	7,500	506,850
Crown Castle, Inc.	6,910	937,272
Digital Realty Trust, Inc.	8,840	886,387
Equinix, Inc.	2,350	1,539,320
Equity Residential	17,370	1,024,830
Essex Property Trust, Inc.	1,340	283,973
Federal Realty Investment Trust	4,450	449,628
Healthpeak Properties, Inc.	20,530	514,687
Host Hotels & Resorts, Inc. (a)	20,470	328,543
Kimco Realty Corp.	22,420	474,856
Mid-America Apartment Communities, Inc.	2,890	453,701
Prologis, Inc.	26,080	2,939,998
Public Storage (a)	1,920	537,965
Realty Income Corp. (a)	20,130	1,276,846
Regency Centers Corp.	9,230	576,875
SBA Communications Corp.	1,660	465,315
Simon Property Group, Inc.	8,469	994,938
UDR, Inc.	8,600	333,078
Ventas, Inc.	11,270	507,713
VICI Properties, Inc.	9,190	297,756
Vornado Realty Trust	12,650	263,247
Welltower, Inc.	13,540	887,547
		19,226,452
RETAIL - CONSUMER STAPLES — 2.6%
Costco Wholesale Corp.	3,700	1,689,050
Dollar General Corp.	1,200	295,500
Kroger Co. (The)	20,514	914,514
Target Corp.	9,860	1,469,535
Walgreen Boots Alliance, Inc.	22,490	840,226
Walmart, Inc.	37,380	5,300,110
		10,508,935
RETAIL - DISCRETIONARY — 2.0%
AutoZone, Inc. (b)	240	591,883
Bath & Body Works, Inc.	7,140	300,880
CarMax, Inc. (a)(b)	3,650	222,248
Genuine Parts Co.	4,570	792,941
Home Depot, Inc. (The)	10,732	3,389,809
Lowe’s Cos., Inc. - Class B	4,570	910,527
Ross Stores, Inc.	8,070	936,685
TJX Cos., Inc. (The)	12,030	957,588
		8,102,561
SEMICONDUCTORS — 2.7%
Advanced Micro Devices, Inc. (b)	16,990	1,100,442
Analog Devices, Inc.	6,980	1,144,929
Broadcom, Inc.	3,640	2,035,233
Intel Corp.	102,078	2,697,922
Microchip Technology, Inc.	4,630	325,258
Micron Technology, Inc.	29,590	1,478,908
NVIDIA Corp.	1,270	185,598
NXP Semiconductors N.V.	2,190	346,086
Qorvo, Inc. (b)	4,610	417,850

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis Value Index Fund
December 31, 2022

	Shares	Fair Value
COMMON STOCKS — 98.4%, continued
SEMICONDUCTORS — 2.7%, continued
Texas Instruments, Inc.	6,950	$1,148,279
		10,880,505
SOFTWARE — 8.1%
Adobe, Inc. (b)	6,460	2,173,984
ANSYS, Inc. (b)	1,760	425,198
Autodesk, Inc. (b)	2,650	495,205
Ceridian HCM Holding, Inc. (b)	4,490	288,033
Gen Digital, Inc.	15,800	338,594
Intuit, Inc.	3,330	1,296,103
Microsoft Corp.	84,440	20,250,401
Oracle Corp.	23,412	1,913,697
Roper Technologies, Inc.	3,030	1,309,233
salesforce.com, Inc. (b)	26,700	3,540,153
Synopsys, Inc. (b)	920	293,747
		32,324,348
SPECIALTY FINANCE — 0.7%
American Express Co.	9,754	1,441,154
Capital One Financial Corp.	9,590	891,486
Discover Financial Services	360	35,219
Synchrony Financial	10,350	340,101
		2,707,960
STEEL — 0.1%
Nucor Corp.	2,220	292,618

TECHNOLOGY HARDWARE — 2.0%
Cisco Systems, Inc.	110,020	5,241,353
Corning, Inc.	14,610	466,644
Hewlett Packard Enterprise Co.	27,900	445,284
HP, Inc.	26,820	720,653
Seagate Technology Holdings plc	5,690	299,351
Western Digital Corp. (b)	11,965	377,496
Zebra Technologies Corp. - Class A (b)	1,540	394,871
		7,945,652
TECHNOLOGY SERVICES — 4.9%
Accenture plc - Class A	16,780	4,477,575
Automatic Data Processing, Inc.	1,190	284,243
Cognizant Technology Solutions Corp. - Class A	10,200	583,338
DXC Technology Co. (b)	15,380	407,570
EPAM Systems, Inc. (b)	1,050	344,127
Equifax, Inc.	750	145,770
Fidelity National Information Services, Inc.	21,130	1,433,671
Fiserv, Inc. (b)	8,480	857,074
Global Payments, Inc.	8,590	853,159
International Business Machines Corp.	21,442	3,020,963
Mastercard, Inc. - Class A	860	299,048
Moody’s Corp.	80	22,290
MSCI, Inc.	1,140	530,294
Paychex, Inc.	3,334	385,277
PayPal Holdings, Inc. (b)	28,270	2,013,389
S&P Global, Inc.	8,310	2,783,351
Verisk Analytics, Inc.	5,050	890,921
Visa, Inc. - Class A (a)	1,450	301,252
		19,633,312
TELECOMMUNICATIONS — 2.3%
AT&T, Inc.	204,646	3,767,533
Lumen Technologies, Inc.	54,970	286,943

	Shares	Fair Value
COMMON STOCKS — 98.4%, continued
TELECOMMUNICATIONS — 2.3%, continued
T-Mobile US, Inc. (b)	6,580	$921,200
Verizon Communications, Inc.	104,080	4,100,752
		9,076,428
TRANSPORTATION & LOGISTICS — 3.5%
Alaska Air Group, Inc. (b)	9,130	392,042
American Airlines Group, Inc. (b)	43,070	547,850
C.H. Robinson Worldwide, Inc. (a)	6,070	555,769
CSX Corp.	31,150	965,027
Delta Air Lines, Inc. (b)	29,020	953,597
FedEx Corp.	5,380	931,816
J.B. Hunt Transport Services, Inc.	4,690	817,748
Norfolk Southern Corp.	7,190	1,771,760
Southwest Airlines Co. (b)	24,810	835,353
Union Pacific Corp.	10,450	2,163,882
United Airlines Holdings, Inc. (b)	13,060	492,362
United Parcel Service, Inc. - Class B	20,090	3,492,446
		13,919,652
TRANSPORTATION EQUIPMENT — 0.3%
PACCAR, Inc.	5,090	503,757
Westinghouse Air Brake Technologies Corp.	6,250	623,813
		1,127,570
WHOLESALE - CONSUMER STAPLES — 0.4%
Archer-Daniels-Midland Co.	5,880	545,958
Sysco Corp.	11,430	873,823
		1,419,781
WHOLESALE - DISCRETIONARY — 0.1%
LKQ Corp.	5,180	276,664

TOTAL COMMON STOCKS (COST $345,991,337)		$392,448,768

	Coupon	Maturity	Principal Amount	Fair Value
CORPORATE NOTES — 0.9%
COMMUNITY DEVELOPMENT — 0.9%
Calvert Social Investment Foundation, Inc. (c)	3.000%	06/15/23	$450,000	$444,285
Calvert Social Investment Foundation, Inc. (c)	3.000%	12/15/23	720,000	700,318
Calvert Social Investment Foundation, Inc. (c)	1.000%	06/14/24	750,000	700,610
Calvert Social Investment Foundation, Inc. (c)	3.000%	06/17/24	280,000	269,057
Calvert Social Investment Foundation, Inc. (c)	3.000%	12/15/24	250,000	237,985
Calvert Social Investment Foundation, Inc. (c)	2.500%	06/13/25	280,000	261,128
Calvert Social Investment Foundation, Inc. (c)	2.500%	12/15/25	450,000	415,752
Capital Impact Partners (c)	4.800%	12/15/23	450,000	449,789
TOTAL CORPORATE NOTES (COST $3,630,000)				$3,478,924

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis Value Index Fund
December 31, 2022

	Shares	Fair Value
MONEY MARKET FUNDS — 0.4%
First American Government Obligations Fund - Class X, 4.10% (d) (COST $1,557,920)	1,557,920	$1,557,920

INVESTMENT PURCHASED WITH THE CASH PROCEEDS FROM SECURITIES LENDING — 2.9%
Mount Vernon Liquid Assets Portfolio, LLC, 4.49% (d)(e) (COST $11,512,461)	11,512,461	11,512,461

TOTAL INVESTMENTS - (COST $362,691,718) — 102.6%		$408,998,073
LIABILITIES IN EXCESS OF OTHER ASSETS — (2.6%)		(10,417,205)
NET ASSETS — 100.0%		$398,580,868

(a)	All or a portion of the security is on loan. The total fair value of the securities on loan as of December 31, 2022 was $11,214,623 (Note 8).
(b)	Non-income producing security.
(c)	Illiquid securities are as follows:

	Acquisition Date	Current Cost	Fair Value	% of Net Assets
Calvert Social Investment Foundation, Inc. 3.000%, 06/15/23	06/18/18	$450,000	$444,285	0.1%
Calvert Social Investment Foundation, Inc. 3.000%, 12/15/23	12/17/18	720,000	700,318	0.2%
Calvert Social Investment Foundation, Inc. 1.000%, 06/14/24	06/15/21	750,000	700,610	0.2%
Calvert Social Investment Foundation, Inc. 3.000%, 06/17/24	06/17/19	280,000	269,057	0.1%
Calvert Social Investment Foundation, Inc. 3.000%, 12/15/24	12/12/19	250,000	237,985	0.0	%(f)
Calvert Social Investment Foundation, Inc. 2.500%, 06/13/25	06/12/20	280,000	261,128	0.1%
Calvert Social Investment Foundation, Inc. 2.500%, 12/15/25	12/15/20	450,000	415,752	0.1%
Capital Impact Partners 4.800%, 12/15/23	12/19/22	450,000	449,789	0.1%
		$3,630,000	$3,478,924	0.9%

(d)	The rate shown is the 7-day effective yield as of December 31, 2022.
(e)	The security was purchased with cash collateral received from securities on loan (Note 8).
(f)	Percentage rounds to less than 0.1%.

plc	— Public Liability Company

See accompanying notes to financial statements.

Praxis Growth Fund Performance Review

Praxis Growth Index Fund

Performance Review (unaudited)

Growth of $10,000 investment from 12/31/12 to 12/31/22

This chart represents historical performance of a hypothetical investment of $10,000 in Class A Shares (adjusted for the maximum sales charge of 5.25%) of the Fund and Index from 12/31/12 to 12/31/22 and includes the reinvestment of dividends and capital gains.

			Average Annual
	Inception Date	One Year Ended	Three Year Ended	Five Year Ended	Ten Year Ended	Expense Ratio** Gross/Net
Praxis Growth Index Fund
Class A *	5/1/07	-32.18%	5.83%	9.26%	12.65%	0.66%	0.66%
Class A (Without Load)	5/1/07	-28.42%	7.75%	10.45%	13.25%
Class I	5/1/07	-28.18%	8.08%	10.82%	13.68%	0.36%	0.36%
S&P 500 Growth Index [1]		-29.40%	7.55%	10.28%	13.59%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit www.praxismutualfunds.com. Indexes are unmanaged, do not incur fees, and it is not possible to invest directly in an index.

The total returns shown reflect any expenses that were contractually or voluntarily reduced, reimbursed or paid by any party during the periods presented. In such instances, and without activity, the total returns would have been lower.

*    The total return figures shown reflect the maximum sales charge applicable to Class A Shares for the Fund. Class A Shares have a maximum sales charge on purchases of 5.25%.

**    Reflects the expense ratios as reported in the Prospectus dated April 30, 2022.

1    The S&P 500 Growth Index represents the growth companies (defined by sales growth, earnings change to price, and momentum) of the S&P 500 Index, a universe of large capitalization companies in the U.S. equity market.

The above index is for illustrative purposes only and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of these expenses. An investor cannot invest directly in an index, although an investor can invest in its underlying securities.

Praxis Growth Index Fund Schedule of Investments

December 31, 2021

Schedule of Investments

Praxis Growth Index Fund

December 31, 2022

	Shares	Fair Value
COMMON STOCKS — 98.0%
ADVERTISING & MARKETING — 0.1%
Interpublic Group of Cos., Inc. (The)	11,200	$373,072

AEROSPACE & DEFENSE — 0.2%
Howmet Aerospace, Inc. (a)	8,860	349,173
TransDigm Group, Inc.	870	547,795
		896,968
ASSET MANAGEMENT — 0.8%
Ameriprise Financial, Inc.	2,880	896,746
BlackRock, Inc.	923	654,065
Charles Schwab Corp. (The)	18,930	1,576,112
Raymond James Financial, Inc.	3,120	333,372
		3,460,295
AUTOMOTIVE — 1.8%
Tesla, Inc. (b)	66,890	8,239,510

BANKING — 0.2%
Regions Financial Corp. (a)	35,280	760,637
Truist Financial Corp.	9,100	391,573
		1,152,210
BEVERAGES — 3.4%
Coca-Cola Co. (The)	55,720	3,544,349
PepsiCo, Inc.	65,850	11,896,461
		15,440,810
BIOTECH & PHARMA — 11.6%
AbbVie, Inc.	44,181	7,140,091
Amgen, Inc.	17,414	4,573,613
Biogen, Inc. (b)	2,020	559,378
Bristol-Myers Squibb Co.	68,516	4,929,726
Eli Lilly & Co.	21,800	7,975,312
Gilead Sciences, Inc.	36,000	3,090,600
Incyte Corp. (b)	4,360	350,195
Johnson & Johnson	41,738	7,373,018
Merck & Co., Inc.	77,971	8,650,883
Moderna, Inc. (b)	8,160	1,465,699
Regeneron Pharmaceuticals, Inc. (b)	3,671	2,648,590
Vertex Pharmaceuticals, Inc. (b)	10,814	3,122,867
Zoetis, Inc.	3,590	526,115
		52,406,087
CHEMICALS — 2.2%
Air Products & Chemicals, Inc.	8,000	2,466,080
Albemarle Corp.	1,350	292,761
CF Industries Holdings, Inc.	3,580	305,016
Linde plc	13,918	4,539,773
LyondellBasell Industries N.V. - Class A	30,530	2,534,906
		10,138,536
COMMERCIAL SUPPORT SERVICES — 0.4%
Cintas Corp.	900	406,458
Rollins, Inc.	14,180	518,137
Waste Management, Inc.	6,464	1,014,073
		1,938,668
CONTAINERS & PACKAGING — 0.1%
Amcor plc	27,710	330,026

DIVERSIFIED INDUSTRIALS — 0.2%
Illinois Tool Works, Inc.	3,694	813,788

	Shares	Fair Value
COMMON STOCKS — 98.0%, continued
E-COMMERCE DISCRETIONARY — 1.6%
Amazon.com, Inc. (b)	84,340	$7,084,560

ELECTRIC UTILITIES — 0.8%
Consolidated Edison, Inc.	8,140	775,824
Eversource Energy	10,190	854,330
NextEra Energy, Inc.	5,814	486,050
Sempra Energy	11,230	1,735,484
		3,851,688
ELECTRICAL EQUIPMENT — 1.1%
Amphenol Corp. - Class A	10,642	810,282
Johnson Controls International plc	7,170	458,880
Keysight Technologies, Inc. (b)	6,221	1,064,226
Otis Worldwide Corp.	4,950	387,635
Rockwell Automation, Inc.	5,278	1,359,454
Trane Technologies plc	5,710	959,794
		5,040,271
ENTERTAINMENT CONTENT — 0.6%
Activision Blizzard, Inc.	14,680	1,123,754
Electronic Arts, Inc.	7,895	964,611
Walt Disney Co. (The) (b)	5,103	443,349
		2,531,714
FOOD — 1.4%
Campbell Soup Co.	21,660	1,229,205
General Mills, Inc.	32,720	2,743,572
Hershey Co. (The)	3,960	917,017
Lamb Weston Holdings, Inc.	3,900	348,504
Mondelez International, Inc. - Class A	18,960	1,263,684
		6,501,982
GAS & WATER UTILITIES — 0.3%
American Water Works Co., Inc.	8,270	1,260,513

HEALTH CARE FACILITIES & SERVICES — 5.0%
AmerisourceBergen Corp.	4,700	778,837
Cardinal Health, Inc.	13,200	1,014,684
Cigna Corp.	4,480	1,484,403
Elevance Health, Inc.	6,360	3,262,489
Henry Schein, Inc. (b)	4,090	326,668
Humana, Inc.	1,060	542,922
IQVIA Holdings, Inc. (b)	2,778	569,185
McKesson Corp.	5,580	2,093,170
UnitedHealth Group, Inc.	23,530	12,475,135
		22,547,493
HOUSEHOLD PRODUCTS — 1.3%
Church & Dwight Co., Inc.	9,850	794,008
Colgate-Palmolive Co.	15,207	1,198,160
Kimberly-Clark Corp.	4,670	633,952
Procter & Gamble Co. (The)	20,980	3,179,729
		5,805,849
INDUSTRIAL SUPPORT SERVICES — 0.3%
W.W. Grainger, Inc.	2,530	1,407,313

INSTITUTIONAL FINANCIAL SERVICES — 0.4%
Intercontinental Exchange, Inc.	12,941	1,327,617
Nasdaq, Inc.	8,490	520,862
		1,848,479

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis Growth Index Fund
December 31, 2022

	Shares	Fair Value
COMMON STOCKS — 98.0%, continued
INSURANCE — 0.8%
Aon plc - Class A	1,260	$378,176
Arch Capital Group Ltd. (b)	5,760	361,613
Marsh & McLennan Cos., Inc.	4,260	704,945
Progressive Corp. (The)	14,480	1,878,201
Travelers Cos., Inc. (The)	1,830	343,106
		3,666,041
INTERNET MEDIA & SERVICES — 5.3%
Alphabet, Inc. - Class A (b)	156,720	13,827,405
Alphabet, Inc. - Class C (b)	112,760	10,005,195
		23,832,600
LEISURE FACILITIES & SERVICES — 1.2%
Chipotle Mexican Grill, Inc. (b)	617	856,081
Hilton Worldwide Holdings, Inc.	5,110	645,700
McDonald’s Corp.	8,917	2,349,897
Starbucks Corp.	9,152	907,879
Yum! Brands, Inc.	4,940	632,715
		5,392,272
MACHINERY — 1.4%
Deere & Co.	11,526	4,941,888
IDEX Corp.	1,430	326,512
Xylem, Inc.	7,650	845,860
		6,114,260
MEDICAL EQUIPMENT & DEVICES — 4.6%
Abbott Laboratories	16,626	1,825,368
Agilent Technologies, Inc.	8,185	1,224,885
Bio-Techne Corp.	5,360	444,237
Boston Scientific Corp. (b)	12,030	556,628
Cooper Cos., Inc. (The)	1,311	433,508
Danaher Corp.	17,684	4,693,687
DexCom, Inc. (b)	9,570	1,083,707
IDEXX Laboratories, Inc. (b)	1,700	693,532
Illumina, Inc. (b)	2,758	557,668
Intuitive Surgical, Inc. (b)	1,780	472,323
Mettler-Toledo International, Inc. (b)	960	1,387,632
PerkinElmer, Inc.	4,400	616,968
Thermo Fisher Scientific, Inc.	10,895	5,999,768
Waters Corp. (a)(b)	1,646	563,887
		20,553,798
OIL & GAS PRODUCERS — 5.8%
ConocoPhillips	111,050	13,103,900
Pioneer Natural Resources Co.	42,290	9,658,613
Valero Energy Corp.	25,340	3,214,633
		25,977,146
OIL & GAS SERVICES & EQUIPMENT — 1.3%
Baker Hughes Co.	76,150	2,248,710
Schlumberger Ltd.	64,140	3,428,924
		5,677,634
REAL ESTATE SERVICES — 0.7%
CBRE Group, Inc. - Class A (b)	41,183	3,169,444

REITS — 1.8%
American Tower Corp.	8,562	1,813,945
AvalonBay Communities, Inc.	3,650	589,548
Crown Castle, Inc.	5,259	713,331

	Shares	Fair Value
COMMON STOCKS — 98.0%, continued
REITS — 1.8%, continued
Equinix, Inc.	2,277	$1,491,503
Host Hotels & Resorts, Inc.	22,400	359,520
Iron Mountain, Inc.	8,670	432,199
Prologis, Inc.	12,408	1,398,754
Public Storage (a)	1,350	378,257
SBA Communications Corp.	1,668	467,557
VICI Properties, Inc	14,310	463,644
		8,108,258
RENEWABLE ENERGY — 0.4%
Enphase Energy, Inc. (b)	3,020	800,179
First Solar, Inc. (b)	4,200	629,118
SolarEdge Technologies, Inc. (b)	1,750	495,723
		1,925,020
RETAIL - CONSUMER STAPLES — 0.9%
Costco Wholesale Corp.	3,333	1,521,514
Dollar General Corp.	5,623	1,384,664
Dollar Tree, Inc. (a)(b)	2,240	316,826
Walgreen Boots Alliance, Inc.	17,030	636,241
		3,859,245
RETAIL - DISCRETIONARY — 3.2%
AutoZone, Inc. (b)	659	1,625,213
Genuine Parts Co.	6,140	1,065,351
Home Depot, Inc. (The)	16,306	5,150,413
Lowe’s Cos., Inc.	13,349	2,659,655
O’Reilly Automotive, Inc. (b)	1,810	1,527,694
TJX Cos., Inc. (The)	18,753	1,492,739
Tractor Supply Co. (a)	2,060	463,438
Ulta Beauty, Inc. (b)	1,070	501,905
		14,486,408
SEMICONDUCTORS — 5.3%
Advanced Micro Devices, Inc. (b)	16,556	1,072,332
Analog Devices, Inc.	4,584	751,913
Applied Materials, Inc.	22,816	2,221,822
Broadcom, Inc.	5,539	3,097,021
KLA Corp.	882	332,540
Lam Research Corp.	2,633	1,106,650
NVIDIA Corp.	62,016	9,063,018
NXP Semiconductors N.V.	2,220	350,827
ON Semiconductor Corp. (a)(b)	10,610	661,746
QUALCOMM, Inc.	27,400	3,012,356
Texas Instruments, Inc.	13,417	2,216,757
		23,886,982
SOFTWARE — 9.7%
Adobe, Inc. (b)	1,047	352,347
ANSYS, Inc. (b)	1,328	320,832
Autodesk, Inc. (b)	1,696	316,932
Cadence Design Systems, Inc. (b)	10,624	1,706,639
Fortinet, Inc. (b)	4,070	198,982
Gen Digital, Inc.	15,490	331,951
Intuit, Inc.	2,800	1,089,816
Microsoft Corp.	128,238	30,754,037
Oracle Corp.	37,870	3,095,494
Paycom Software, Inc. (b)	1,910	592,692
PTC, Inc. (b)	6,510	781,460
ServiceNow, Inc. (b)	5,223	2,027,934

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis Growth Index Fund
December 31, 2022

	Shares	Fair Value
COMMON STOCKS — 98.0%, continued
SOFTWARE — 9.7%, continued
Synopsys, Inc. (b)	6,460	$2,062,613
		43,631,729
SPECIALTY FINANCE — 0.4%
American Express Co.	7,720	1,140,630
Discover Financial Services	5,040	493,063
		1,633,693
STEEL — 0.1%
Nucor Corp.	3,250	428,383

TECHNOLOGY HARDWARE — 12.1%
Apple, Inc.	391,398	50,854,342
Arista Networks, Inc. (b)	7,440	902,844
Cisco Systems, Inc.	17,900	852,756
HP, Inc.	24,530	659,121
Juniper Networks, Inc.	16,400	524,144
NetApp, Inc.	10,730	644,444
		54,437,651
TECHNOLOGY SERVICES — 7.3%
Accenture plc - Class A	19,649	5,243,139
Automatic Data Processing, Inc.	13,460	3,215,056
Broadridge Financial Solutions, Inc.	2,596	348,201
CoStar Group, Inc. (b)	8,550	660,744
Fiserv, Inc. (b)	11,266	1,138,655
Gartner, Inc. (b)	990	332,779
International Business Machines Corp.	2,900	408,581
Jack Henry & Associates, Inc.	3,810	668,884
MarketAxess Holdings, Inc.	1,390	387,657
Mastercard, Inc. - Class A	22,916	7,968,581
Moody’s Corp.	3,375	940,343
MSCI, Inc.	1,797	835,910
Paychex, Inc.	2,990	345,524
S&P Global, Inc.	2,494	835,340
Visa, Inc. - Class A (a)	46,423	9,644,842
		32,974,236
TELECOMMUNICATIONS — 0.1%
T-Mobile US, Inc. (b)	3,790	530,600

TRANSPORTATION & LOGISTICS — 1.4%
Alaska Air Group, Inc. (b)	7,690	330,209
American Airlines Group, Inc. (b)	43,510	553,447
CSX Corp.	22,471	696,152
Delta Air Lines, Inc. (b)	11,420	375,261
Expeditors International of Washington, Inc.	4,770	495,698
J.B. Hunt Transport Services, Inc.	2,270	395,797
Old Dominion Freight Line, Inc. (a)	2,950	837,151
Union Pacific Corp.	3,921	811,921
United Airlines Holdings, Inc. (b)	8,760	330,252
United Parcel Service, Inc. - Class B	7,445	1,294,239
		6,120,127
WHOLESALE - CONSUMER STAPLES — 0.2%
Archer-Daniels-Midland Co.	3,640	337,974
Sysco Corp.	5,970	456,406
		794,380
WHOLESALE - DISCRETIONARY — 0.2%
Copart, Inc. (b)	10,326	628,750

	Shares	Fair Value
COMMON STOCKS — 98.0%, continued
WHOLESALE - DISCRETIONARY — 0.2%, continued
Pool Corp.	1,190	$359,773
		988,523
TOTAL COMMON STOCKS (COST $304,510,685)		$441,258,262

	Coupon	Maturity	Principal Amount	Fair Value
CORPORATE NOTES — 0.9%
COMMUNITY DEVELOPMENT — 0.9%
Calvert Social Investment Foundation, Inc. (c)	3.000%	06/15/23	$900,000	$888,571
Calvert Social Investment Foundation, Inc. (c)	3.000%	12/15/23	200,000	194,533
Calvert Social Investment Foundation, Inc. (c)	1.000%	06/14/24	520,000	485,756
Calvert Social Investment Foundation, Inc. (c)	3.000%	06/17/24	550,000	528,505
Calvert Social Investment Foundation, Inc. (c)	3.000%	12/15/24	150,000	142,791
Calvert Social Investment Foundation, Inc. (c)	2.500%	06/13/25	670,000	624,841
Calvert Social Investment Foundation, Inc. (c)	2.500%	12/15/25	500,000	461,947
Capital Impact Partners (c)	4.800%	12/15/23	600,000	599,719
TOTAL CORPORATE NOTES (COST $4,090,000)				$3,926,663

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis Growth Index Fund
December 31, 2022

	Shares	Fair Value
MONEY MARKET FUNDS — 0.6%
First American Government Obligations Fund - Class X, 4.10% (d) (COST $2,808,197)	2,808,197	$2,808,197

INVESTMENT PURCHASED WITH THE CASH PROCEEDS FROM SECURITIES LENDING — 2.8%
Mount Vernon Liquid Assets Portfolio, LLC, 4.49% (d)(e) (COST $12,571,571)	12,571,571	12,571,571

TOTAL INVESTMENTS - (COST $323,980,453) — 102.3%		$460,564,693
LIABILITIES IN EXCESS OF OTHER ASSETS — (2.3%)		(10,209,882)
NET ASSETS — 100.0%		$450,354,811

(a)	All or a portion of the security is on loan. The total fair value of the securities on loan as of December 31, 2022 was $12,282,648 (Note 8).
(b)	Non-income producing security.
(c)	Illiquid securities are as follows:

	Acquisition Date	Current Cost	Fair Value	% of Net Assets
Calvert Social Investment Foundation, Inc. 3.000%, 06/15/23	06/18/18	$900,000	$888,571	0.2%
Calvert Social Investment Foundation, Inc. 3.000%, 12/15/23	12/17/18	200,000	194,533	0.1%
Calvert Social Investment Foundation, Inc. 1.000%, 06/14/24	06/15/21	520,000	485,756	0.1%
Calvert Social Investment Foundation, Inc. 3.000%, 06/17/24	06/17/19	550,000	528,505	0.1%
Calvert Social Investment Foundation, Inc. 3.000%, 12/15/24	12/12/19	150,000	142,791	0.0	%(f)
Calvert Social Investment Foundation, Inc. 2.500%, 06/13/25	06/12/20	670,000	624,841	0.2%
Calvert Social Investment Foundation, Inc. 2.500%, 12/15/25	12/15/20	500,000	461,947	0.1%
Capital Impact Partners 4.800%, 12/15/23	12/19/22	600,000	599,719	0.1%
		$4,090,000	$3,926,663	0.9%

(d)	The rate shown is the 7-day effective yield as of December 31, 2022.
(e)	The security was purchased with cash collateral received from securities on loan (Note 8).
(f)	Percentage rounds to less than 0.1%.

plc	— Public Liability Company

See accompanying notes to financial statements.

Praxis Small Cap Index Fund

Annual Report to Shareholders

Portfolio Manager’s Commentary (unaudited)

In 2022 U.S. small-cap stock returns experienced large losses in the first half of the year followed by partial recovery in the last half of the year. The S&P SmallCap 600 full year return was -16.10%.

A review of the sector breakout for U.S. small-cap stocks tells a divergent story. Energy stands out with a near 50% positive return while all other sectors came in with negative returns. Utilities, Materials, Consumer Staples, Industrials, and Financials had single-digit or low double-digit negative returns, while Information Technology, Health Care, Consumer Discretionary, Real Estate, and Communication Services all had large double-digit negative returns.

In this environment, the Praxis Small Cap Index Fund Class I Shares returned -19.60%, underperforming by 3.50% the S&P SmallCap 600 Index return of -16.10%. The Praxis Small Cap Index Fund Class A Shares (without load) returned -20.08%. The Ukraine-Russia war riled the markets starting in the first quarter and impacted our relative returns for the year, given our weapons production screen and our environmental screen that removes many energy companies.

Stock specific and Industries were the leading negative contributing factors to relative performance, while other factors (corporate actions, intra-month transactions, community development notes, cash levels) and Beta from Fundamentals were the main positive contributors. In terms of Industries, the largest negative contributors were our underweight exposures in Energy and Materials, which accounted for about 75% of our underperformance, while our largest positive contributor was our overweight exposure to Technology. The nature of the small-cap benchmark sees successful companies being acquired or “graduating” up and out of the small-cap universe while less successful companies drop off the bottom – leading to inevitable turnover in our portfolio.

Our Values + ESG screening framework plus ESG data integration causes differences in returns from our index. We use optimization tools to offset those impacts. We continue to utilize Sustainalytics ESG scores to enhance our optimization process. Our Morningstar Historical Corporate Sustainability Percent Rank (as of Nov. 30, 2022) is in the 17th percentile and is a 4 out of 5 Globes Sustainability Rating.

2022 was our fifth full calendar year of running the small-cap fund as an optimized index fund, utilizing the same methodology and processes we use to manage our Growth Index and Value Index Funds. As a reminder, we transitioned this Fund at the beginning of 2017 from an actively managed fund with about 70 holdings to an index fund with about 450 holdings. At that time we also changed benchmarks from the Russell 2000 to the S&P SmallCap 600.

We look forward to continuing to incorporate our Values + ESG screens, and Sustainalytics ESG scores, while using tax optimization tools to deliver returns that track benchmark returns in the small-cap space, whether it is a year of small or large returns.

Dale Snyder, CFA®
Praxis Small Cap Index Fund Manager
Praxis Mutual Funds®

The views expressed are those of the portfolio manager as of Dec. 31, 2022, are subject to change, and may differ from the views of other portfolio managers or the firm as a whole. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. All data referenced are from sources deemed to be reliable but cannot be guaranteed. Securities and sectors referenced should not be construed as a solicitation or recommendation or be used as the sole basis for any investment decision.

The S&P SmallCap 600 Index measures the small-cap segment of the U.S. equity market. The Index is designed to track companies that meet specific inclusion criteria to ensure they are liquid and financially viable.

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities in the Russell 3000 Index based on a combination of their market capitalization and current index membership.

The Morningstar Sustainability Rating™ is intended to measure how well the issuing companies of the securities within a fund’s portfolio holdings are managing their financially material environmental, social and governance, or ESG, risks relative to the Fund’s Morningstar Global Category peers. The Morningstar Sustainability Rating calculation is a five -step process. First, each fund with at least 67% of assets covered by a company-level ESG Risk Score from Sustainalytics receives a Morningstar Portfolio Sustainability Score. The Morningstar Portfolio Sustainability Score is an asset-weighted average of company level ESG Risk Scores. The Portfolio Sustainability Score ranges between 0 to 100, with a higher score indicating that a fund has, on average, more of its assets invested in companies with high ESG Risk. Second, the Historical Sustainability Score is an exponential weighted moving average of the Portfolio Sustainability Scores over the past 12 months. The process rescales the current Portfolio Sustainability Score to reflect the consistency of the scores. The Historical Sustainability Score ranges between 0 to 100, with a higher score indicating that a fund has, on average, more of its assets invested in companies with high ESG Risk, on a consistent historical basis. Third, the Morningstar Sustainability Rating is then assigned to all scored funds within Morningstar Global Categories in which at least thirty (30) funds receive a Historical Sustainability Score and is determined by each fund’s Morningstar Sustainability Rating Score

Praxis Small Cap Index Fund

Annual Report to Shareholders

Portfolio Manager’s Commentary (unaudited), continued

rank within the following distribution: High (highest 10%), Above Average (next 22.5%), Average (next 35%), Below Average (next 22.5%), and Low (lowest 10%). Fourth, then Morningstar applies a 1% rating buffer from the previous month to increase rating stability. This means a fund must move 1% beyond the rating breakpoint to change ratings. Fifth, they adjust downward positive Sustainability Ratings to funds with high ESG Risk scores. The logic is as follows: If Portfolio Sustainability score is above 40, then the fund receives a Low Sustainability Rating. If Portfolio Sustainability score is above 35 and preliminary rating is Average or better, then the fund is downgraded to Below Average. If the Portfolio Sustainability score is above 30 and preliminary rating is Above Average, then the fund is downgraded to Average. If the Portfolio Sustainability score is below 30, then no adjustment is made. The Morningstar Sustainability Rating is depicted by globe icons where High equals 5 globes and Low equals 1 globe. Since a Sustainability Rating is assigned to all funds that meet the above criteria, the rating it is not limited to funds with explicit sustainable or responsible investment mandates. Morningstar updates its Sustainability Ratings monthly. The Portfolio Sustainability Score is calculated when Morningstar receives a new portfolio. Then, the Historical Sustainability Score and the Sustainability Rating is calculated one month and six business days after the reported as-of date of the most recent portfolio. As part of the evaluation process, Morningstar uses Sustainalytics’ ESG scores from the same month as the portfolio as-of date. Please click on http://corporate1.morningstar.com/SustainableInvesting/ for more detailed information about the Morningstar Sustainability Rating methodology and calculation frequency. Sustainalytics is an independent ESG and corporate governance research, ratings, and analysis firm. Morningstar, Inc. holds a non-controlling ownership interest in Sustainalytics. © 2022 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

Praxis Small Cap Index Fund

Performance Review (unaudited)

Growth of $10,000 investment from 12/31/12 to 12/31/22

This chart represents historical performance of a hypothetical investment of $10,000 in Class A Shares (adjusted for the maximum sales charge of 5.25%) of the Fund and Index from 12/31/12 to 12/31/22 and includes the reinvestment of dividends and capital gains.

			Average Annual
	Inception Date	One Year Ended	Three Year Ended	Five Year Ended	Ten Year Ended	Expense Ratio** Gross/Net
Praxis Small Cap Index Fund
Class A *	5/1/07	-24.28%	1.89%	3.25%	5.65%	1.12%	1.12%
Class A (Without Load)	5/1/07	-20.08%	3.73%	4.38%	6.22%
Class I	5/1/07	-19.60%	4.37%	5.06%	6.89%	0.43%	0.43%
S&P SmallCap 600 Index [1]		-16.10%	5.80%	5.88%	10.82%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit www.praxismutualfunds.com. Indexes are unmanaged, do not incur fees, and it is not possible to invest directly in an index.

The total returns shown reflect any expenses that were contractually or voluntarily reduced, reimbursed or paid by any party during the periods presented. In such instances, and without activity, the total returns would have been lower.

The returns include the Fund’s performance when the Fund’s portfolio was managed by a sub-adviser and pursued a different investment strategy prior to January 1, 2017.

*    The total return figures shown reflect the maximum sales charge applicable to Class A Shares for the Fund. Class A Shares have a maximum sales charge on purchases of 5.25%.

**    Reflects the expense ratios as reported in the Prospectus dated April 30, 2022. Contractual fee waivers are in effect through April 30, 2023 for Class A.

1    S&P SmallCap 600 Index measures the small-cap segment of the U.S. equity market. The index is designed to track companies that meet specific inclusion criteria to ensure they are liquid and financially viable.

The above index is for illustrative purposes only and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of these expenses. An investor cannot invest directly in an index, although an investor can invest in its underlying securities.

Schedule of Investments

Praxis Small Cap Index Fund

December 31, 2022

	Shares	Fair Value
COMMON STOCKS — 97.5%
ADVERTISING & MARKETING — 0.1%
QuinStreet, Inc. (a)	15,700	$225,295

AEROSPACE & DEFENSE — 0.2%
Barnes Group, Inc.	6,060	247,551

APPAREL & TEXTILE PRODUCTS — 0.8%
Kontoor Brands, Inc.	7,330	293,127
Movado Group, Inc.	6,810	219,622
Oxford Industries, Inc.	3,465	322,869
Steven Madden Ltd.	11,935	381,443
		1,217,061
ASSET MANAGEMENT — 0.6%
B. Riley Financial, Inc.	6,740	230,508
Blucora, Inc. (a)	15,340	391,630
BrightSphere Investment Group, Inc.	7,030	144,677
Virtus Investment Partners, Inc.	920	176,125
		942,940
AUTOMOTIVE — 0.9%
American Axle & Manufacturing Holdings, Inc. (a)	25,710	201,052
Dorman Products, Inc. (a)	3,060	247,462
Gentherm, Inc. (a)	6,580	429,608
Methode Electronics, Inc.	8,170	362,503
XPEL, Inc. (a)	2,280	136,937
		1,377,562
BANKING — 11.4%
Ameris Bancorp	10,274	484,316
Axos Financial, Inc. (a)	8,590	328,310
Banc of California, Inc.	9,670	154,043
BancFirst Corp.	5,080	447,954
Bancorp, Inc. (The) (a)	10,190	289,192
BankUnited, Inc.	12,200	414,434
Banner Corp.	6,070	383,624
Berkshire Hills Bancorp, Inc.	10,970	328,003
Brookline Bancorp, Inc. (b)	15,670	221,730
Capitol Federal Financial, Inc.	21,140	182,861
Central Pacific Financial Corp.	5,870	119,044
City Holding Co. (b)	2,750	255,997
Columbia Banking System, Inc.	10,630	320,282
Community Bank System, Inc. (b)	6,810	428,689
Customers Bancorp, Inc. (a)	4,860	137,732
CVB Financial Corp.	26,090	671,817
Dime Community Bancshares, Inc.	11,429	363,785
Eagle Bancorp, Inc.	4,960	218,587
FB Financial Corp.	3,496	126,345
First BanCorp.	38,970	495,698
First Bancorp/NC	5,760	246,758
First Commonwealth Financial Corp.	8,740	122,098
First Financial Bancorp	14,510	351,577
First Hawaiian, Inc.	15,090	392,944
Hanmi Financial Corp.	9,870	244,283
Heritage Financial Corp.	12,680	388,515
Hilltop Holdings, Inc.	3,670	110,137
HomeStreet, Inc.	5,810	160,240
Hope Bancorp, Inc.	13,790	176,650
Independent Bank Corp.	6,900	582,567
Independent Bank Group, Inc.	4,740	284,779
Lakeland Financial Corp.	5,160	376,525

	Shares	Fair Value
COMMON STOCKS — 97.5%, continued
BANKING — 11.4%, continued
National Bank Holdings Corp. - Class A	6,570	$276,400
NBT Bancorp, Inc.	10,730	465,897
Northwest Bancshares, Inc.	16,270	227,455
OFG Bancorp	7,230	199,259
Pacific Premier Bancorp, Inc.	15,096	476,430
Park National Corp.	2,050	288,538
Pathward Financial, Inc.	6,750	290,588
Preferred Bank	2,910	217,144
Provident Financial Services, Inc.	14,360	306,730
Renasant Corp.	9,410	353,722
S&T Bancorp, Inc.	3,140	107,325
Seacoast Banking Corp. of Florida (b)	11,950	372,721
ServisFirst Bancshares, Inc.	10,670	735,270
Simmons First National Corp. - Class A	20,420	440,664
Southside Bancshares, Inc.	4,987	179,482
Triumph Financial, Inc. (a)	5,040	246,305
Trustmark Corp.	12,050	420,666
United Community Banks, Inc.	18,510	625,638
Veritex Holdings, Inc.	13,050	366,444
Westamerica BanCorp.	2,130	125,691
WSFS Financial Corp.	10,230	463,828
		16,995,713
BEVERAGES — 0.1%
National Beverage Corp. (a)	4,440	206,593

BIOTECH & PHARMA — 4.0%
Amphastar Pharmaceuticals, Inc. (a)	6,470	181,289
Anika Therapeutics, Inc. (a)	4,520	133,792
Arcus Biosciences, Inc. (a)	10,060	208,041
Avid Bioservices, Inc. (a)	12,650	174,190
Cara Therapeutics, Inc. (a)	11,140	119,644
Catalyst Pharmaceutical Partners, Inc. (a)	17,120	318,432
Coherus Biosciences, Inc. (a)	28,080	222,394
Collegium Pharmaceutical, Inc. (a)	4,650	107,880
Cytokinetics, Inc. (a)(b)	16,450	753,739
Dynavax Technologies Corp. (a)(b)	20,100	213,864
Emergent BioSolutions, Inc. (a)	18,580	219,430
Enanta Pharmaceuticals, Inc. (a)	4,260	198,175
Harmony Biosciences Holdings, Inc. (a)	4,600	253,460
Heska Corp. (a)	1,950	121,212
Innoviva, Inc. (a)	11,970	158,602
Ironwood Pharmaceuticals, Inc. (a)(b)	45,050	558,170
Ligand Pharmaceuticals, Inc. (a)	2,760	184,368
Nektar Therapeutics (a)	29,760	67,258
Pacira BioSciences, Inc. (a)	6,110	235,907
Prestige Consumer Healthcare, Inc. (a)	6,630	415,038
REGENXBIO, Inc. (a)	5,140	116,575
Supernus Pharmaceuticals, Inc. (a)	7,570	270,022
uniQure N.V. (a)	4,830	109,496
Vanda Pharmaceuticals, Inc. (a)	25,990	192,066
Vir Biotechnology, Inc. (a)	10,170	257,403
Xencor, Inc. (a)	8,400	218,736
		6,009,183
CHEMICALS — 3.0%
AdvanSix, Inc.	10,540	400,731
Balchem Corp.	5,560	678,932
H.B. Fuller Co. (b)	10,240	733,389
Innospec, Inc.	4,330	445,384

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis Small Cap Index Fund
December 31, 2022

	Shares	Fair Value
COMMON STOCKS — 97.5%, continued
CHEMICALS — 3.0%, continued
Materion Corp.	5,040	$441,050
Minerals Technologies, Inc.	4,550	276,276
Quaker Chemical Corp.	1,420	236,998
Rayonier Advanced Materials, Inc. (a)	12,510	120,096
Rogers Corp. (a)	3,610	430,817
Stepan Co.	3,960	421,582
WD-40 Co.	1,820	293,402
		4,478,657
COMMERCIAL SUPPORT SERVICES — 2.9%
ABM Industries, Inc.	13,350	593,007
AMN Healthcare Services, Inc. (a)	9,180	943,887
Brady Corp. - Class A	13,700	645,270
CorVel Corp. (a)	2,390	347,339
Cross Country Healthcare, Inc. (a)	5,410	143,744
Harsco Corp. (a)	29,190	183,605
Healthcare Services Group, Inc.	12,090	145,080
Heidrick & Struggles International, Inc.	6,300	176,211
Kelly Services, Inc. - Class A	11,930	201,617
Korn Ferry	8,880	449,506
UniFirst Corp.	1,790	345,452
Viad Corp. (a)	5,500	134,145
		4,308,863
CONSTRUCTION MATERIALS — 0.1%
Apogee Enterprises, Inc.	4,720	209,851

CONSUMER SERVICES — 1.2%
Adtalem Global Education, Inc. (a)	12,630	448,365
Medifast, Inc.	1,780	205,323
Perdoceo Education Corp. (a)	16,740	232,686
Strategic Education, Inc.	5,770	451,906
Stride, Inc. (a)	8,120	253,994
WW International, Inc. (a)	59,100	228,126
		1,820,400
CONTAINERS & PACKAGING — 0.4%
Myers Industries, Inc.	10,120	224,968
O-I Glass, Inc. (a)	22,780	377,464
		602,432
ELECTRIC UTILITIES — 1.1%
Avista Corp.	18,490	819,846
Unitil Corp.	15,560	799,162
		1,619,008
ELECTRICAL EQUIPMENT — 2.7%
AAON, Inc.	11,030	830,780
Advanced Energy Industries, Inc. (b)	6,290	539,556
Alarm.com Holdings, Inc. (a)	7,330	362,688
Badger Meter, Inc.	6,300	686,889
FARO Technologies, Inc. (a)(b)	5,290	155,579
Itron, Inc. (a)	8,200	415,330
Mesa Laboratories, Inc.	1,460	242,667
OSI Systems, Inc. (a)	2,550	202,776
SPX Technologies, Inc. (a)(b)	9,870	647,965
		4,084,230
ENGINEERING & CONSTRUCTION — 2.2%
Arcosa, Inc.	7,940	431,460
Comfort Systems USA, Inc.	5,920	681,274

	Shares	Fair Value
COMMON STOCKS — 97.5%, continued
ENGINEERING & CONSTRUCTION — 2.2%, continued
Exponent, Inc.	8,470	$839,292
Frontdoor, Inc. (a)	14,390	299,312
Granite Construction, Inc. (b)	7,530	264,077
Installed Building Products, Inc.	3,410	291,896
MYR Group, Inc. (a)	2,470	227,413
NV5 Global, Inc. (a)	2,110	279,195
		3,313,919
FOOD — 1.5%
B&G Foods, Inc. (b)	10,010	111,611
Cal-Maine Foods, Inc.	6,880	374,616
Hostess Brands, Inc. (a)	28,140	631,462
J & J Snack Foods Corp.	10	1,497
Simply Good Foods Co. (The) (a)	13,440	511,123
Tootsie Roll Industries, Inc.	2,730	116,216
TreeHouse Foods, Inc. (a)	9,670	477,505
		2,224,030
FORESTRY, PAPER & WOOD PRODUCTS — 1.0%
Boise Cascade Co. (b)	7,010	481,377
Sylvamo Corp.	7,200	349,848
UFP Industries, Inc.	9,070	718,797
		1,550,022
GAS & WATER UTILITIES — 2.2%
American States Water Co. (b)	8,490	785,749
California Water Service Group (b)	16,470	998,741
Middlesex Water Co.	1,810	142,393
SJW Group	6,830	554,528
South Jersey Industries, Inc.	20,880	741,866
		3,223,277
HEALTH CARE FACILITIES & SERVICES — 2.3%
AdaptHealth Corp. (a)(b)	11,070	212,766
Addus HomeCare Corp. (a)	2,750	273,598
Agiliti, Inc. (a)	6,820	111,234
Enhabit, Inc. (a)	8,590	113,044
Ensign Group, Inc. (The)	8,010	757,826
Fulgent Genetics, Inc. (a)	5,970	177,787
Joint Corp. (The) (a)	12,140	169,717
ModivCare, Inc. (a)	2,130	191,125
NeoGenomics, Inc. (a)	17,840	164,842
Owens & Minor, Inc. (a)(b)	12,410	242,367
Pediatrix Medical Group, Inc. (a)	14,540	216,064
RadNet, Inc. (a)	11,320	213,156
Select Medical Holdings Corp. (b)	16,840	418,137
U.S. Physical Therapy, Inc.	2,080	168,542
		3,430,205
HOME & OFFICE PRODUCTS — 0.3%
HERMAN MILLER, INC	5,150	108,202
HNI Corp.	4,010	114,004
iRobot Corp. (a)	3,560	171,343
		393,549
HOME CONSTRUCTION — 1.9%
Cavco Industries, Inc. (a)(b)	1,500	339,375
Century Communities, Inc.	2,300	115,023
Green Brick Partners, Inc. (a)	5,000	121,150
Interface, Inc.	24,150	238,360
LGI Homes, Inc. (a)	3,980	368,548
M/I Homes, Inc. (a)	3,510	162,092

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis Small Cap Index Fund
December 31, 2022

	Shares	Fair Value
COMMON STOCKS — 97.5%, continued
HOME CONSTRUCTION — 1.9%, continued
MDC Holdings, Inc.	10,555	$333,538
Meritage Homes Corp. (a)	6,110	563,342
Patrick Industries, Inc.	2,420	146,652
PGT Innovations, Inc. (a)	9,950	178,702
TRI Pointe Homes, Inc. (a)	14,490	269,369
		2,836,151
HOUSEHOLD PRODUCTS — 1.2%
Clearwater Paper Corp. (a)	2,880	108,893
e.l.f. Beauty, Inc. (a)	10,960	606,088
Edgewell Personal Care Co.	5,910	227,771
Inter Parfums, Inc.	2,400	231,648
Nu Skin Enterprises, Inc. - Class A	8,480	357,517
Quanex Building Products Corp.	11,930	282,502
		1,814,419
INDUSTRIAL INTERMEDIATE PRODUCTS — 1.4%
AZZ, Inc.	4,910	197,382
EnPro Industries, Inc.	6,060	658,662
Gibraltar Industries, Inc. (a)(b)	5,860	268,857
Insteel Industries, Inc.	3,970	109,254
Mueller Industries, Inc. (b)	8,500	501,500
Proto Labs, Inc. (a)	4,540	115,906
Standex International Corp.	2,030	207,892
		2,059,453
INDUSTRIAL SUPPORT SERVICES — 1.0%
Applied Industrial Technologies, Inc.	7,530	949,006
DXP Enterprises, Inc. (a)	5,460	150,423
Resideo Technologies, Inc. (a)	24,870	409,111
		1,508,540
INSTITUTIONAL FINANCIAL SERVICES — 0.5%
Piper Sandler Cos.	3,730	485,609
StoneX Group, Inc. (a)	2,410	229,673
		715,282
INSURANCE — 2.4%
Ambac Financial Group, Inc. (a)	10,910	190,271
American Equity Investment Life Holding Co.	15,500	707,110
AMERISAFE, Inc.	3,560	185,013
Assured Guaranty Ltd. (b)	10,110	629,449
Employers Holdings, Inc.	3,240	139,741
Genworth Financial, Inc. - Class A (a)	116,460	616,073
Horace Mann Educators Corp.	5,960	222,725
NMI Holdings, Inc. - Class A (a)	14,340	299,706
Palomar Holdings, Inc. (a)	3,850	173,866
ProAssurance Corp.	6,230	108,838
Trupanion, Inc. (a)(b)	6,280	298,488
		3,571,280
INTERNET MEDIA & SERVICES — 0.6%
Cars.com, Inc. (a)	16,270	224,038
Shutterstock, Inc.	3,610	190,319
TechTarget, Inc. (a)	4,120	181,527
Yelp, Inc. (a)	11,460	313,317
		909,201
LEISURE FACILITIES & SERVICES — 1.9%
Bloomin’ Brands, Inc. (b)	18,470	371,617
Brinker International, Inc. (a)	7,800	248,898
Cheesecake Factory, Inc. (The)	7,530	238,776

	Shares	Fair Value
COMMON STOCKS — 97.5%, continued
LEISURE FACILITIES & SERVICES — 1.9%, continued
Chuy’s Holdings, Inc. (a)	6,950	$196,685
Cinemark Holdings, Inc. (a)(b)	24,860	215,288
Dave & Buster’s Entertainment, Inc. (a)	9,190	325,694
Dine Brands Global, Inc.	3,280	211,888
El Pollo Loco Holdings, Inc.	21,940	218,522
Jack in the Box, Inc.	4,400	300,212
Shake Shack, Inc. - Class A (a)	5,180	215,125
Six Flags Entertainment Corp. (a)	15,340	356,655
		2,899,360
LEISURE PRODUCTS — 0.4%
LCI Industries (b)	4,750	439,138
Winnebago Industries, Inc. (b)	3,720	196,044
		635,182
MACHINERY — 2.9%
Alamo Group, Inc.	1,800	254,880
Astec Industries, Inc.	4,830	196,388
CIRCOR International, Inc. (a)	4,440	106,382
Enerpac Tool Group Corp.	19,940	507,473
ESCO Technologies, Inc.	2,890	252,991
Federal Signal Corp.	2,370	110,134
Franklin Electric Co., Inc.	6,300	502,425
Hillenbrand, Inc.	7,160	305,517
Ichor Holdings Ltd. (a)	8,140	218,315
John Bean Technologies Corp.	5,325	486,332
Lindsay Corp.	3,140	511,349
Stellar Bancorp, Inc.	8,879	261,575
Tennant Co.	2,040	125,603
Titan International, Inc. (a)	33,750	517,050
		4,356,414
MEDICAL EQUIPMENT & DEVICES — 2.6%
AngioDynamics, Inc. (a)	10,480	144,309
Avanos Medical, Inc. (a)	4,080	110,405
BioLife Solutions, Inc. (a)	7,490	136,318
CONMED Corp. (b)	3,920	347,469
Cutera, Inc. (a)	4,980	220,215
Embecta Corp.	9,350	236,461
Glaukos Corp. (a)	7,100	310,128
Integer Holdings Corp. (a)	4,160	284,794
LeMaitre Vascular, Inc.	5,530	254,491
Meridian Bioscience, Inc. (a)	8,520	282,949
Merit Medical Systems, Inc. (a)	10,140	716,087
Myriad Genetics, Inc. (a)	13,280	192,693
NuVasive, Inc. (a)	2,750	113,410
OraSure Technologies, Inc. (a)	28,300	136,406
Varex Imaging Corp. (a)	8,210	166,663
Vericel Corp. (a)	8,820	232,319
		3,885,117
METALS & MINING — 1.6%
Arconic Corp. (a)	18,740	396,539
Century Aluminum Co. (a)	22,250	182,005
Compass Minerals International, Inc.	3,060	125,460
Encore Wire Corp. (b)	3,620	497,967
Haynes International, Inc.	2,340	106,915
Kaiser Aluminum Corp.	4,330	328,907
Livent Corp. (a)	30,200	600,074
SunCoke Energy, Inc.	30,440	262,697
		2,500,564

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis Small Cap Index Fund
December 31, 2022

	Shares	Fair Value
COMMON STOCKS — 97.5%, continued
OIL & GAS SERVICES & EQUIPMENT — 1.7%
Core Laboratories N.V. (b)	51,860	$1,051,202
DMC Global, Inc. (a)	9,380	182,347
Helmerich & Payne, Inc.	20,770	1,029,569
U.S. Silica Holdings, Inc. (a)	17,890	223,625
		2,486,743
PUBLISHING & BROADCASTING — 0.2%
E.W. Scripps Co. (The) - Class A (a)	9,180	121,084
Scholastic Corp.	4,200	165,732
		286,816
REAL ESTATE OWNERS & DEVELOPERS — 0.1%
St. Joe Co. (The)	5,140	198,661

REAL ESTATE SERVICES — 0.4%
Anywhere Real Estate, Inc. (a)	32,310	206,461
Cushman & Wakefield plc (a)	9,020	112,389
Marcus & Millichap, Inc.	3,450	118,853
RE/MAX Holdings, Inc. - Class A	8,460	157,694
		595,397
REITS — 7.2%
Acadia Realty Trust	17,540	251,699
Agree Realty Corp.	14,010	993,729
Alexander & Baldwin, Inc.	7,290	136,542
American Assets Trust, Inc.	6,220	164,830
Armada Hoffler Properties, Inc.	12,440	143,060
Brandywine Realty Trust	55,840	343,416
CareTrust REIT, Inc.	12,440	231,135
Centerspace	3,050	178,944
Chatham Lodging Trust	14,320	175,707
Community Healthcare Trust, Inc.	3,050	109,190
DiamondRock Hospitality Co.	28,470	233,169
Easterly Government Properties, Inc. (b)	9,670	137,991
Elme Communities	8,830	157,174
Essential Properties Realty Trust, Inc.	18,920	444,053
Four Corners Property Trust, Inc.	8,630	223,776
Franklin BSP Realty Trust, Inc.	21,422	276,344
Franklin Street Properties Corp.	52,770	144,062
Getty Realty Corp. (b)	8,140	275,539
Global Net Lease, Inc.	16,580	208,411
Hersha Hospitality Trust - Class A	18,960	161,539
Hudson Pacific Properties, Inc.	31,070	302,311
Innovative Industrial Properties, Inc. (b)	4,430	448,981
iStar, Inc.	28,930	220,736
LTC Properties, Inc.	7,200	255,816
LXP Industrial Trust	32,120	321,842
NexPoint Residential Trust, Inc.	3,250	141,440
Office Properties Income Trust	8,060	107,601
Orion Office REIT, Inc.	12,700	108,458
Outfront Media, Inc.	18,660	309,383
Retail Opportunity Investments Corp.	15,690	235,821
RPT Realty	19,470	195,479
Safehold, Inc. (b)	4,187	119,832
Saul Centers, Inc.	3,420	139,126
Service Properties Trust	28,860	210,389
SITE Centers Corp. (b)	33,690	460,205
Summit Hotel Properties, Inc.	23,710	171,186
Sunstone Hotel Investors, Inc.	32,670	315,592

	Shares	Fair Value
COMMON STOCKS — 97.5%, continued
REITS — 7.2%, continued
Tanger Factory Outlet Centers, Inc. (b)	16,950	$304,083
Uniti Group, Inc.	35,680	197,310
Universal Health Realty Income Trust	2,270	108,347
Urban Edge Properties	13,970	196,837
Urstadt Biddle Properties, Inc. - Class A	6,520	123,554
Veris Residential, Inc. (a)	20,870	332,459
Whitestone REIT	22,660	218,442
Xenia Hotel & Resorts, Inc.	18,240	240,403
		10,775,943
RENEWABLE ENERGY — 0.3%
FutureFuel Corp.	18,910	153,738
Green Plains, Inc. (a)(b)	10,370	316,285
		470,023
RETAIL - CONSUMER STAPLES — 0.6%
SpartanNash Co.	29,040	878,170

RETAIL - DISCRETIONARY — 5.9%
Abercrombie & Fitch Co. - Class A (a)(b)	13,550	310,430
Academy Sports & Outdoors, Inc. (b)	16,030	842,216
American Eagle Outfitters, Inc.	22,590	315,356
America’s Car-Mart, Inc. (a)	2,990	216,057
Asbury Automotive Group, Inc. (a)	3,100	555,675
Bed Bath & Beyond, Inc. (a)(b)	86,710	217,642
Boot Barn Holdings, Inc. (a)	4,560	285,091
Buckle, Inc. (The) (b)	5,380	243,983
Caleres, Inc.	10,210	227,479
Chico’s FAS, Inc. (a)(b)	40,780	200,638
Children’s Place, Inc. (The) (a)(b)	4,250	154,785
Designer Brands, Inc. - Class A	22,390	218,974
Ethan Allen Interiors, Inc. (b)	12,700	335,534
Genesco, Inc. (a)	3,300	151,866
GMS, Inc. (a)(b)	7,050	351,090
Group 1 Automotive, Inc. (b)	3,050	550,129
Guess?, Inc. (b)	9,260	191,589
Hibbett, Inc.	5,140	350,651
La-Z-Boy, Inc.	6,970	159,055
Leslie’s, Inc. (a)	23,260	284,005
MarineMax, Inc. (a)	3,770	117,699
Mister Car Wash, Inc. (a)	23,690	218,659
Monro, Inc.	2,660	120,232
National Vision Holdings, Inc. (a)(b)	13,660	529,462
ODP Corp. (The) (a)	7,677	349,611
Sally Beauty Holdings, Inc. (a)	15,060	188,551
Shoe Carnival, Inc. (b)	4,710	112,616
Signet Jewelers Ltd. (b)	7,200	489,600
Sleep Number Corp. (a)	8,360	217,193
Urban Outfitters, Inc. (a)	10,750	256,388
		8,762,256
SEMICONDUCTORS — 3.6%
Axcelis Technologies, Inc. (a)	12,690	1,007,078
CEVA, Inc. (a)	8,580	219,476
Cohu, Inc. (a)(b)	7,270	233,003
CTS Corp.	6,010	236,914
Diodes, Inc. (a)	6,230	474,352
FormFactor, Inc. (a)	11,450	254,534
Kulicke & Soffa Industries, Inc. (b)	9,850	435,961
MaxLinear, Inc. (a)(b)	8,610	292,310

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis Small Cap Index Fund
December 31, 2022

	Shares	Fair Value
COMMON STOCKS — 97.5%, continued
SEMICONDUCTORS — 3.6%, continued
Onto Innovation, Inc. (a)	12,047	$820,280
Photronics, Inc. (a)	16,690	280,893
Rambus, Inc. (a)	18,385	658,551
Semtech Corp. (a)	3,970	113,899
Ultra Clean Holdings, Inc. (a)	3,800	125,970
Veeco Instruments, Inc. (a)(b)	8,620	160,160
		5,313,381
SOFTWARE — 3.1%
Adeia, Inc.	14,711	139,460
Agilysys, Inc. (a)	6,190	489,877
Apollo Medical Holdings, Inc. (a)	6,870	203,283
Avid Technology, Inc. (a)	4,340	115,401
Cerence, Inc. (a)	6,920	128,228
Consensus Cloud Solutions, Inc. (a)	2,360	126,874
Digi International, Inc. (a)	11,930	436,041
Digital Turbine, Inc. (a)	16,200	246,888
Donnelley Financial Solutions, Inc. (a)	6,550	253,157
Ebix, Inc.	7,800	155,688
NextGen Healthcare, Inc. (a)	7,250	136,155
PDF Solutions, Inc. (a)	9,190	262,099
Progress Software Corp. (b)	6,410	323,384
Simulations Plus, Inc. (b)	4,350	159,080
SPS Commerce, Inc. (a)	5,620	721,777
Thryv Holdings, Inc. (a)	9,180	174,420
Veradigm, Inc. (a)	23,320	411,365
Xperi, Inc. (a)	14,004	120,574
		4,603,751
SPECIALTY FINANCE — 2.4%
Apollo Commercial Real Estate Finance, Inc. (b)	20,490	220,472
ARMOUR Residential REIT, Inc. (b)	33,710	189,787
Bread Financial Holdings, Inc.	8,810	331,785
Deluxe Corp.	6,360	107,993
Ellington Financial, Inc. (b)	15,050	186,168
Encore Capital Group, Inc. (a)(b)	3,150	151,011
Enova International, Inc. (a)	7,260	278,566
Granite Point Mortgage Trust, Inc.	33,840	181,382
Invesco Mortgage Capital, Inc.	8,286	105,481
KKR Real Estate Finance Trust, Inc.	13,750	191,950
Mr. Cooper Group, Inc. (a)	9,970	400,096
New York Mortgage Trust, Inc.	44,650	114,304
PennyMac Mortgage Investment Trust	14,450	179,036
PRA Group, Inc. (a)(b)	6,530	220,583
Ready Capital Corp. (b)	9,970	111,066
Redwood Trust, Inc.	19,810	133,916
Two Harbors Investment Corp. (a)	10,280	162,116
Walker & Dunlop, Inc.	4,340	340,603
		3,606,315
STEEL — 0.8%
ATI, Inc. (a)(b)	21,650	646,469
Carpenter Technology Corp.	6,590	243,434
TimkenSteel Corp. (a)(b)	17,280	313,978
		1,203,881
TECHNOLOGY HARDWARE — 4.7%
3D Systems Corp. (a)(b)	16,470	121,878
A10 Networks, Inc.	15,080	250,780
ADTRAN, Inc.	14,390	270,388

	Shares	Fair Value
COMMON STOCKS — 97.5%, continued
TECHNOLOGY HARDWARE — 4.7%, continued
Arlo Technologies, Inc. (a)	65,600	$230,256
Benchmark Electronics, Inc.	8,080	215,655
Clearfield, Inc. (a)	3,590	337,962
Comtech Telecommunications Corp.	9,290	112,781
Corsair Gaming, Inc. (a)	10,890	147,777
Extreme Networks, Inc. (a)	29,990	549,117
Fabrinet (a)	7,180	920,620
Harmonic, Inc. (a)	29,630	388,153
InterDigital, Inc.	6,470	320,136
Knowles Corp. (a)(b)	18,120	297,530
NetScout Systems, Inc. (a)	11,560	375,816
Pitney Bowes, Inc.	38,260	145,388
Plexus Corp. (a)	4,900	504,357
Sanmina Corp. (a)	13,090	749,926
Sonos, Inc. (a)(b)	18,690	315,861
TTM Technologies, Inc. (a)	28,760	433,701
Viavi Solutions, Inc. (a)	24,360	256,024
		6,944,106
TECHNOLOGY SERVICES — 2.0%
CSG Systems International, Inc.	5,650	323,180
EVERTEC, Inc.	10,810	350,028
Green Dot Corp. - Class A (a)	12,060	190,789
Insight Enterprises, Inc. (a)	8,860	888,392
LiveRamp Holdings, Inc. (a)	6,030	141,343
Payoneer Global, Inc. (a)	34,870	190,390
Perficient, Inc. (a)	4,700	328,201
Sabre Corp. (a)	37,160	229,649
TTEC Holdings, Inc.	3,630	160,192
Unisys Corp. (a)	31,950	163,265
		2,965,429
TELECOMMUNICATIONS — 0.6%
ATN International, Inc.	2,340	106,025
Cogent Communications Holdings, Inc.	5,100	291,108
Consolidated Communications Holdings, Inc. (a)	29,970	107,293
Gogo, Inc. (a)(b)	13,810	203,836
Telephone and Data Systems, Inc.	17,960	188,400
		896,662
TRANSPORTATION & LOGISTICS — 3.4%
Allegiant Travel Co. (a)(b)	3,490	237,285
ArcBest Corp. (b)	6,890	482,576
Atlas Air Worldwide Holdings, Inc. (a)(b)	7,090	714,672
Bristow Group, Inc. (a)	35,042	950,689
Forward Air Corp.	5,730	601,020
Hawaiian Holdings, Inc. (a)	17,650	181,089
Hub Group, Inc. - Class A (a)	9,370	744,821
Marten Transport Ltd.	18,180	359,600
Matson, Inc.	6,440	402,564
SkyWest, Inc. (a)	13,750	227,013
Sun Country Airlines Holdings, Inc. (a)	7,000	110,880
		5,012,209
TRANSPORTATION EQUIPMENT — 0.6%
Greenbrier Cos., Inc. (The)	6,020	201,851
Trinity Industries, Inc.	13,770	407,179
Wabash National Corp. (b)	15,190	343,294
		952,324

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis Small Cap Index Fund
December 31, 2022

	Shares	Fair Value
COMMON STOCKS — 97.5%, continued
WHOLESALE - CONSUMER STAPLES — 1.2%
Andersons, Inc. (The)	27,150	$949,978
Chefs’ Warehouse, Inc. (The) (a)	5,800	193,024
United Natural Foods, Inc. (a)	14,890	576,392
		1,719,394
WHOLESALE - DISCRETIONARY — 1.2%
ePlus, Inc. (a)	4,560	201,917
G-III Apparel Group Ltd. (a)	9,060	124,213
KAR Auction Services, Inc. (a)	12,030	156,991
PC Connection, Inc.	2,970	139,293
ScanSource, Inc. (a)	23,700	692,514
Veritiv Corp.	3,640	443,024
		1,757,952
TOTAL COMMON STOCKS (COST $120,998,794)		$145,600,717

RIGHTS — 0.0% (c)
MEDICAL EQUIPMENT & DEVICES — 0.0% (c)
Lantheus Holdings, Inc., CVR (a)(d)(e)	28,980	2,608
OmniAb, Inc. (a)	2,093	1,010
TOTAL RIGHTS (COST $0)		$3,618

	Coupon	Maturity	Principal Amount	Fair Value
CORPORATE NOTES — 0.9%
COMMUNITY DEVELOPMENT — 0.9%
Calvert Social Investment Foundation, Inc. (d)	3.000%	06/15/23	$330,000	$325,809
Calvert Social Investment Foundation, Inc. (d)	3.000%	12/15/23	330,000	320,979
Calvert Social Investment Foundation, Inc. (d)	1.000%	06/14/24	100,000	93,415
Calvert Social Investment Foundation, Inc. (d)	3.000%	06/17/24	60,000	57,655
Calvert Social Investment Foundation, Inc. (d)	3.000%	12/15/24	90,000	85,675
Calvert Social Investment Foundation, Inc. (d)	2.500%	06/13/25	150,000	139,890
Calvert Social Investment Foundation, Inc. (d)	2.500%	12/15/25	280,000	258,690
TOTAL CORPORATE NOTES (COST $1,340,000)				$1,282,113

	Shares	Fair Value
MONEY MARKET FUNDS — 1.1%
First American Government Obligations Fund - Class X, 4.10% (f) (COST $1,633,804)	1,633,804	$1,633,804

INVESTMENT PURCHASED WITH THE CASH PROCEEDS FROM SECURITIES LENDING — 13.6%
Mount Vernon Liquid Assets Portfolio, LLC, 4.49% (f)(g) (COST $20,368,805)	20,368,805	20,368,805

TOTAL INVESTMENTS - (COST $144,341,403) — 113.1%		$168,889,057
LIABILITIES IN EXCESS OF OTHER ASSETS — (13.1%)		(19,623,872)
NET ASSETS — 100.0%		$149,265,185

(a)	Non-income producing security.
(b)	All or a portion of the security is on loan. The total fair value of the securities on loan as of December 31, 2022 was $19,773,563 (Note 8).
(c)	Percentage rounds to less than 0.1%.
(d)	Illiquid securities are as follows:

	Acquisition Date	Current Cost	Fair Value	% of Net Assets
Calvert Social Investment Foundation, Inc. 3.000%, 06/15/23	06/18/18	$330,000	$325,809	0.2%
Calvert Social Investment Foundation, Inc. 3.000%, 12/15/23	12/17/18	330,000	320,979	0.2%
Calvert Social Investment Foundation, Inc. 1.000%, 06/14/24	06/15/21	100,000	93,415	0.1%
Calvert Social Investment Foundation, Inc. 3.000%, 06/17/24	06/17/19	60,000	57,655	0.0	%(c)
Calvert Social Investment Foundation, Inc. 3.000%, 12/15/24	12/12/19	90,000	85,675	0.1%
Calvert Social Investment Foundation, Inc. 2.500%, 06/13/25	06/12/20	150,000	139,890	0.1%
Calvert Social Investment Foundation, Inc. 2.500%, 12/15/25	12/15/20	280,000	258,690	0.2%
Lantheus Holdings, Inc., CVR	06/22/20	—	2,608	0.0	%(c)
		$1,340,000	$1,284,721	0.9%

(e)

Security value has been determined in good faith pursuant to procedures adopted by the Board of Trustees. The total value of such securities was $2,608 as of December 31, 2022, representing 0.0% (c) of net assets.

(f)	The rate shown is the 7-day effective yield as of December 31, 2022.
(g)	The security was purchased with cash collateral received from securities on loan (Note 8).

plc	— Public Liability Company
REIT	— Real Estate Investment Trust

See accompanying notes to financial statements.

Praxis Genesis Portfolios

Annual Report to Shareholders

Portfolio Managers’ Commentary (unaudited)

Inflation stayed higher than expected in 2022 and the Federal Reserve (the Fed) moved the Fed Funds rate much higher than expected. At the beginning of 2022, the market anticipated a decrease in CPI, but instead it moved much higher. This caused interest rates to move much higher, which then caused people to start questioning stock market valuations, especially in large cap growth stocks. 2022 was a difficult year for most stocks and bonds. The S&P 500 was down 18.11% in 2022. The small cap market – as represented by the S&P SmallCap 600 – was down 16.10%.

Equity style mattered in 2022 as large cap value stocks performed better than large cap growth stocks and the same pattern (value outperforming growth) repeated with small cap stocks. The S&P 500 Growth Index was down 29.40%, while the S&P 500 Value Index was down 5.22%.

International developed markets did better than emerging markets in 2022. The MSCI EAFE Index was down 14.45%, while the MSCI Emerging Markets Index was down 20.09%. The MSCI ACWI ex U.S. includes both indexes in a proportion of about 70% developed and 30% emerging – its return for the year was down 16.00%. Over the last five years, developed markets outperformed emerging markets, with a 1.67% annualized return versus a -1.10% annualized return, and this pattern holds over the last 10 years as well with developed markets showing a 3.93% annualized return versus a 1.77% annualized return.

The Bloomberg U.S. Aggregate index returned -13.01% for 2022. The interest rate curve flattened across the yield curve. The 6-month Treasury bill yield increased 4.58%, the 5-year Treasury increased by 2.74%, and the yield on the 30-year Treasury note only increased by 2.06%.

The asset allocation strategies pursued by the Genesis Portfolios do not lend themselves to easy benchmarking with a public multi-asset class index, but we have found that the S&P Target Risk indexes are the best available option.

The Genesis Conservative Portfolio’s Class A Shares (without load) returned -14.59%, which underperformed the S&P Target Risk Conservative Index return of -13.99%.

The Genesis Balanced Portfolio’s Class A Shares (without load) return was -16.06%, which underperformed the S&P Target Risk Growth Index’s return of -15.27%.

The Genesis Growth Portfolio’s Class A Shares (without load) return was -17.05%, which underperformed the S&P Target Risk Aggressive Index’s return of -16.13%.

The allocation to large cap value was the largest contributor on an absolute basis for each portfolio. The biggest detractor on an absolute basis was large cap growth in 2022.

The underlying investments in the Genesis Portfolios are the Praxis Impact Bond Fund, the Praxis Growth Index Fund, the Praxis Value Index Fund, Praxis Small Cap Index Fund, and the Praxis International Index Fund. These funds are held in proportions matching the risk profile of each of the Genesis Portfolios. We take a long-term approach in assigning weights to the various underlying funds, relying on the premise that the higher risk equity funds are expected to generate higher long-term returns than the lower risk fixed income investments. 2022 was a year when the higher risk of stocks hurt the performance for portfolios that had a higher stock allocation, and fixed income investments also had negative returns.

Each of the portfolios benefited from the relative outperformance of the Praxis Impact Bond Fund and the Praxis Growth Index Fund versus their respective benchmarks. The Praxis Value Index Fund, Praxis Small Cap Index Fund, and the Praxis International Index Fund underperformed their respective benchmarks for 2022.

Benjamin Bailey, CFA®
Praxis Genesis Portfolios Co-Manager
Praxis Mutual Funds®

Dale Snyder, CFA®
Praxis Genesis Portfolios Co-Manager
Praxis Mutual Funds®

The views expressed are those of the portfolio manager as of Dec. 31, 2022, are subject to change, and may differ from the views of other portfolio managers or Everence Capital Management as a whole. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. All data referenced are from sources deemed to be reliable but cannot be guaranteed. Securities and sectors referenced should not be construed as a solicitation or recommendation or be used as the sole basis for any investment decision.

The S&P 500 Index is a market capitalization weighted index of 500 large companies that is widely used as a barometer of U.S. stock market performance.

The S&P SmallCap 600 Index measures the small-cap segment of the U.S. equity market. The Index is designed to track companies that meet specific inclusion criteria to ensure they are liquid and financially viable.

The S&P 500 Growth Index represents the growth companies (defined by sales growth, earnings to price, and momentum) of the S&P 500 Index, a universe of large capitalization companies in the U.S. equity market.

The S&P 500 Value Index represents the value companies (defined by book value to price ratio earnings to price ratio and sales to price ratio) of the S&P 500 Index, a universe of large capitalization companies in the U.S. equity market.

Praxis Genesis Portfolios

Annual Report to Shareholders

Portfolio Managers’ Commentary (unaudited) (continued)

The MSCI EAFE (Europe, Australasia, and Far East) Index is a free float-adjusted weighted capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Index consists of 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

The MSCI Emerging Markets Index captures large and mid cap representation across 27 emerging markets: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

The MSCI All Country World Index (ACWI) ex-U.S. is a market capitalization-weighted index designed to provide a broad measure of stock performance throughout the world, with the exception of U.S. based companies. The Index includes both developed and emerging markets.

The Bloomberg U.S. Aggregate Bond Index is an unmanaged index composed of the Bloomberg U.S. Government/Credit Index and the Bloomberg U.S. Mortgage-Backed Securities Index and includes Treasury issues, agency issues, corporate bond issues and mortgage-backed securities, and is intended to be generally representative of the bond market as a whole.

Praxis Genesis Conservative Portfolio

Performance Review (unaudited)

Growth of $10,000 investment from 12/31/12 to 12/31/22

This chart represents historical performance of a hypothetical investment of $10,000 in Class A Shares (adjusted for the maximum sales charge of 5.25%) of the Fund and Index from 12/31/12 to 12/31/22 and includes the reinvestment of dividends and capital gains.

			Average Annual
	Inception Date	One Year Ended	Three Year Ended	Five Year Ended	Ten Year Ended	Expense Ratio** Gross/Net
Praxis Genesis Conservative Portfolio
Class A *	12/31/09	-19.07%	-2.33%	0.53%	2.59%	1.07%	1.07%
Class A (Without Load)	12/31/09	-14.59%	-0.55%	1.62%	3.15%
S&P Target Risk Conservative Index [1]		-13.99%	-0.32%	1.89%	3.36%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit www.praxismutualfunds.com. Indexes are unmanaged, do not incur fees, and it is not possible to invest directly in an index.

The total returns shown reflect any expenses that were contractually or voluntarily reduced, reimbursed or paid by any party during the periods presented. In such instances, and without activity, the total returns would have been lower.

*    The total return figures shown reflect the maximum sales charge applicable to Class A Shares for the Fund. Class A Shares have a maximum sales charge on purchases of 5.25%.

**    Reflects the expense ratios as reported in the Prospectus dated April 30, 2022. Includes indirect expenses of securities of other mutual funds held by the Portfolio (AAFE). AAFE are not reflected in the Financial Highlights.

1    S&P Target Risk Conservative Index seeks to emphasize exposure to fixed income, in order to produce a current income stream and avoid excessive volatility of returns. Equities are included to protect long-term purchasing power. The series is comprised of four multi-asset class indices. The index is comprised exclusively of exchange-traded funds.

The above indices are for illustrative purposes only and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of these expenses. An investor cannot invest directly in an index, although an investor can invest in its underlying securities.

Schedule of Investments

Praxis Genesis Conservative Portfolio

December 31, 2022

	Shares	Fair Value
AFFILIATED MUTUAL FUNDS — 100.0%
DEBT FUND — 70.0%
Praxis Impact Bond Fund - Class I	1,848,901	$16,917,445

EQUITY FUND — 30.0%
Praxis Growth Index Fund - Class I	76,373	2,245,376
Praxis International Index Fund - Class I	195,534	2,172,387
Praxis Small Cap Index Fund - Class I	62,370	603,746
Praxis Value Index Fund - Class I	148,957	2,241,807
		7,263,316
TOTAL AFFILIATED MUTUAL FUNDS (COST $23,422,154)		$24,180,761

MONEY MARKET FUNDS — 0.0% (a)
First American Government Obligations Fund - Class X, 4.10% (b) (COST $6,161)	6,161	6,161

TOTAL INVESTMENTS - (COST $23,428,315) — 100.0%		$24,186,922
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.0%) (a)		(1,778)
NET ASSETS — 100.0%		$24,185,144

(a)	Percentage rounds to less than 0.1%.
(b)	The rate shown is the 7-day effective yield as of December 31, 2022.

See accompanying notes to financial statements.

Praxis Genesis Balanced Portfolio

Performance Review (unaudited)

Growth of $10,000 investment from 12/31/12 to 12/31/22

This chart represents historical performance of a hypothetical investment of $10,000 in Class A Shares (adjusted for the maximum sales charge of 5.25%) of the Fund and Index from 12/31/12 to 12/31/22 and includes the reinvestment of dividends and capital gains.

			Average Annual
	Inception Date	One Year Ended	Three Year Ended	Five Year Ended	Ten Year Ended	Expense Ratio** Gross/Net
Praxis Genesis Balanced Portfolio
Class A *	12/31/09	-20.45%	0.15%	2.51%	5.02%	0.92%	0.92%
Class A (Without Load)	12/31/09	-16.06%	1.96%	3.63%	5.59%
S&P Target Risk Growth Index [1]		-15.27%	1.81%	3.48%	6.02%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit www.praxismutualfunds.com. Indexes are unmanaged, do not incur fees, and it is not possible to invest directly in an index.

The total returns shown reflect any expenses that were contractually or voluntarily reduced, reimbursed or paid by any party during the periods presented. In such instances, and without activity, the total returns would have been lower.

*    The total return figures shown reflect the maximum sales charge applicable to Class A Shares for the Fund. Class A Shares have a maximum sales charge on purchases of 5.25%.

**    Reflects the expense ratios as reported in the Prospectus dated April 30, 2022. Includes indirect expenses of securities of other mutual funds held by the Portfolio (AAFE). AAFE are not reflected in the Financial Highlights.

1    S&P Target Risk Growth Index seeks to provide increased exposure to equities, while using fixed income to dampen risk. The series is comprised of four multi-asset class indices. The index is comprised exclusively of exchange-trade funds.

The above indices are for illustrative purposes only and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of these expenses. An investor cannot invest directly in an index, although an investor can invest in its underlying securities.

Schedule of Investments

Praxis Genesis Balanced Portfolio

December 31, 2022

	Shares	Fair Value
AFFILIATED MUTUAL FUNDS — 100.1%
DEBT FUND — 40.0%
Praxis Impact Bond Fund - Class I	3,444,273	$31,515,101

EQUITY FUND — 60.0%
Praxis Growth Index Fund - Class I	430,771	12,664,668
Praxis International Index Fund - Class I	1,274,818	14,163,227
Praxis Small Cap Index Fund - Class I	813,652	7,876,156
Praxis Value Index Fund - Class I	840,219	12,645,292
		47,349,343
TOTAL AFFILIATED MUTUAL FUNDS (COST $66,442,191)		$78,864,444

MONEY MARKET FUNDS — 0.0% (a)
First American Government Obligations Fund - Class X, 4.10% (b) (COST $1,261)	1,261	1,261

TOTAL INVESTMENTS - (COST $66,443,452) — 100.1%		$78,865,705
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.1%)		(37,829)
NET ASSETS — 100.0%		$78,827,876

(a)	Percentage rounds to less than 0.1%.
(b)	The rate shown is the 7-day effective yield as of December 31, 2022.

See accompanying notes to financial statements.

Praxis Genesis Growth Portfolio

Performance Review (unaudited)

Growth of $10,000 investment from 12/31/12 to 12/31/22

This chart represents historical performance of a hypothetical investment of $10,000 in Class A Shares (adjusted for the maximum sales charge of 5.25%) of the Fund and Index from 12/31/12 to 12/31/22 and includes the reinvestment of dividends and capital gains.

			Average Annual
	Inception Date	One Year Ended	Three Year Ended	Five Year Ended	Ten Year Ended	Expense Ratio** Gross/Net
Praxis Genesis Growth Portfolio
Class A *	12/31/09	-21.40%	1.54%	3.62%	6.46%	0.95%	0.95%
Class A (Without Load)	12/31/09	-17.05%	3.37%	4.75%	7.03%
S&P Target Risk Aggressive Index [1]		-16.13%	3.12%	4.45%	7.57%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit www.praxismutualfunds.com. Indexes are unmanaged, do not incur fees, and it is not possible to invest directly in an index.

The total returns shown reflect any expenses that were contractually or voluntarily reduced, reimbursed or paid by any party during the periods presented. In such instances, and without activity, the total returns would have been lower.

*    The total return figures shown reflect the maximum sales charge applicable to Class A Shares for the Fund. Class A Shares have a maximum sales charge on purchases of 5.25%.

**    Reflects the expense ratios as reported in the Prospectus dated April 30, 2022. Includes indirect expenses of securities of other mutual funds held by the Portfolio (AAFE). AAFE are not reflected in the Financial Highlights.

1    S&P Target Risk Aggressive Index seeks to emphasize exposure to equities, maximizing opportunities for long-term capital accumulation. It may include small allocations in fixed income to enhance portfolio efficiency. The series is comprised of four multi-asset class indices. The index is comprised exclusively of exchange-traded funds.

The above indices are for illustrative purposes only and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of these expenses. An investor cannot invest directly in an index, although an investor can invest in its underlying securities.

Schedule of Investments

Praxis Genesis Growth Portfolio

December 31, 2022

	Shares	Fair Value
AFFILIATED MUTUAL FUNDS — 100.1%
DEBT FUND — 20.0%
Praxis Impact Bond Fund - Class I	1,904,515	$17,426,317

EQUITY FUND — 80.1%
Praxis Growth Index Fund - Class I	610,321	17,943,430
Praxis International Index Fund - Class I	1,880,284	20,889,952
Praxis Small Cap Index Fund - Class I	1,350,089	13,068,858
Praxis Value Index Fund - Class I	1,190,624	17,918,889
		69,821,129
TOTAL AFFILIATED MUTUAL FUNDS (COST $69,837,875)		$87,247,446

MONEY MARKET FUNDS — 0.0% (a)
First American Government Obligations Fund - Class X, 4.10% (b) (COST $899)	899	899

TOTAL INVESTMENTS - (COST $69,838,774) — 100.1%		$87,248,345
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.1%)		(40,249)
NET ASSETS — 100.0%		$87,208,096

(a)	Percentage rounds to less than 0.1%.
(b)	The rate shown is the 7-day effective yield as of December 31, 2022.

See accompanying notes to financial statements.

Statements of Assets & Liabilities

December 31, 2022

	Praxis Impact Bond Fund	Praxis International Index Fund	Praxis Value Index Fund	Praxis Growth Index Fund	Praxis Small Cap Index Fund
Assets
Investments in unaffiliated securities, at cost	$759,295,664	$289,881,709	$362,691,718	$323,980,453	$144,341,403
Investments in unaffiliated securities, at fair value*	$673,035,727	$360,918,177	$408,998,073	$460,564,693	$168,889,057
Cash	21,750	17,254	4,060	—	—
Receivable for capital shares sold	1,930,815	1,502,017	1,111,856	3,227,106	700,403
Receivable for investments sold	137	—	—	—	—
Receivable for dividends and interest	4,656,378	703,871	594,117	316,448	198,025
Receivable for tax reclaims	22,137	589,859	—	—	—
Prepaid expenses and other assets	46,454	26,425	37,822	50,738	24,920
Total Assets	679,713,398	363,757,603	410,745,928	464,158,985	169,812,405

Liabilities
Payable for capital shares redeemed	936,797	87,301	468,912	1,017,151	100,595
Payable for return of collateral received for securities on loan	8,901,565	24,979,212	11,512,461	12,571,571	20,368,805
Accrued expenses and other payables:
Investment advisory fees	213,567	131,117	85,710	94,239	40,628
Administration fees	25,582	13,238	15,403	17,315	5,657
Distribution fees	6,450	2,224	5,397	15,828	1,145
Other	124,343	113,062	77,177	88,070	30,390
Total Liabilities	10,208,304	25,326,154	12,165,060	13,804,174	20,547,220

Net Assets	$669,505,094	$338,431,449	$398,580,868	$450,354,811	$149,265,185

Components of Net Assets
Paid-in capital	$763,101,079	$303,503,974	$329,404,901	$305,497,847	$132,402,954
Distributable earnings (accumulated deficit)	(93,595,985)	34,927,475	69,175,967	144,856,964	16,862,231
Net Assets	$669,505,094	$338,431,449	$398,580,868	$450,354,811	$149,265,185

Pricing of Class A Shares
Net assets attributable to Class A shares	$29,546,039	$10,526,418	$25,496,967	$72,213,959	$5,295,765
Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.0001 par value)	3,213,951	951,175	1,680,027	2,486,668	609,047
Net asset value and redemption price per share	$9.19	$11.07	$15.18	$29.04	$8.70
Maximum sales charge	3.75%	5.25%	5.25%	5.25%	5.25%
Maximum offering price per share [(100%/(100%-Maximum Sales Charge)) of net asset value adjusted to the nearest cent]	$9.55	$11.68	$16.02	$30.65	$9.18

Pricing of Class I Shares
Net assets attributable to Class I shares	$639,959,055	$327,905,031	$373,083,901	$378,140,852	$143,969,420
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	69,960,226	29,525,242	24,795,372	12,861,721	14,869,047
Net asset value, offering price and redemption price per share	$9.15	$11.11	$15.05	$29.40	$9.68
*Includes fair value of securities on loan	$8,677,612	$24,128,899	$11,214,623	$12,282,648	$19,773,563

See accompanying notes to financial statements.

Statements of Assets & Liabilities, continued

December 31, 2022

	Praxis Genesis Conservative Portfolio	Praxis Genesis Balanced Portfolio	Praxis Genesis Growth Portfolio
Assets
Investments in affiliated securities, at cost	$23,422,154	$66,442,191	$69,837,875
Investments in unaffiliated securities, at cost	6,161	1,261	899
Investments in affiliated securities, at fair value	$24,180,761	$78,864,444	$87,247,446
Investments in unaffiliated securities, at fair value	6,161	1,261	899
Receivable for capital shares sold	7,696	4,220	80,242
Receivable for dividends	20	4	3
Prepaid expenses and other assets	11,285	9,892	12,799
Total Assets	24,205,923	78,879,821	87,341,389

Liabilities
Payable for capital shares redeemed	753	1,912	8,872
Payable for investments purchased	478	2,178	71,377
Accrued expenses and other payables:
Investment advisory fees	1,082	3,392	3,746
Administration fees	623	2,039	2,251
Distribution fees	5,181	16,960	18,731
Other	12,662	25,464	28,316
Total Liabilities	20,779	51,945	133,293

Net Assets	$24,185,144	$78,827,876	$87,208,096

Components of Net Assets
Paid-in capital	$23,843,400	$67,146,133	$70,538,061
Distributable earnings	341,744	11,681,743	16,670,035
Net Assets	$24,185,144	$78,827,876	$87,208,096

Pricing of Class A Shares
Net assets attributable to Class A shares	$24,185,144	$78,827,876	$87,208,096
Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.0001 par value)	2,229,054	5,920,851	5,656,771
Net asset value and redemption price per share	$10.85	$13.31	$15.42
Maximum sales charge	5.25%	5.25%	5.25%
Maximum offering price per share [(100%/(100%-Maximum Sales Charge)) of net asset value adjusted to the nearest cent]	$11.45	$14.05	$16.27

See accompanying notes to financial statements.

Statements of Operations

For the year ended December 31, 2022

	Praxis Impact Bond Fund	Praxis International Index Fund	Praxis Value Index Fund	Praxis Growth Index Fund	Praxis Small Cap Index Fund
Investment income
Dividends	$335,183	$11,726,602	$9,205,641	$4,498,842	$2,155,767
Foreign tax withholding	—	(1,709,550)	(119)	(1,047)	(3,654)
Securities lending income	44,268	289,564	30,667	25,558	50,693
Interest	18,111,980	82,482	80,890	96,344	37,136
Total Investment Income	18,491,431	10,389,098	9,317,079	4,619,697	2,239,942

Expenses
Investment advisory fees	2,561,676	1,552,303	990,473	1,166,250	462,091
Administration fees	305,605	155,492	175,931	215,027	68,540
Transfer agent fees - Class A	58,774	24,085	27,189	57,336	9,449
Transfer agent fees - Class I	113,008	36,350	108,711	97,999	18,350
Distribution fees - Class A	85,396	22,281	60,999	210,912	14,161
Custodian fees	35,989	132,764	26,017	28,863	15,653
Registration fees - Class A	9,469	7,915	7,407	13,776	13,751
Registration fees - Class I	34,362	27,758	36,746	26,011	20,137
Legal fees	65,615	33,112	37,594	46,024	14,673
Pricing fees	82,109	68,356	6,701	5,303	11,009
Audit and tax services fees	39,319	49,861	26,878	29,137	14,666
Trustee fees and expenses	49,659	24,406	27,936	33,050	10,736
Insurance fees	32,333	15,855	13,905	18,013	6,297
Other expenses	61,360	60,336	40,526	37,031	24,641
Total Expenses	3,534,674	2,210,874	1,587,013	1,984,732	704,154
Recoupment of prior Class A expenses contractually reduced by Investment Adviser	—	—	—	—	1,075
Net Expenses	3,534,674	2,210,874	1,587,013	1,984,732	705,229

Net Investment Income	14,956,757	8,178,224	7,730,066	2,634,965	1,534,713

Realized and Unrealized Gains (Losses) on Investments
Net realized gains (losses) on investments	(5,036,851)	(4,797,538)	22,692,304	9,459,584	(7,469,729)
Net realized losses on foreign currency transactions	—	(133,386)	—	—	—
Change in unrealized appreciation/(depreciation) of investments	(107,477,405)	(67,139,734)	(63,713,049)	(175,874,639)	(28,856,158)
Change in unrealized appreciation/(depreciation) of foreign currency translations	—	(10,315)	—	—	—
Net Realized and Unrealized Losses on Investments and Foreign Currency Transactions	(112,514,256)	(72,080,973)	(41,020,745)	(166,415,055)	(36,325,887)
Net Change in Net Assets from Operations	$(97,557,499)	$(63,902,749)	$(33,290,679)	$(163,780,090)	$(34,791,174)

See accompanying notes to financial statements.

Statements of Operations, continued

For the year ended December 31, 2022

	Praxis Genesis Conservative Portfolio	Praxis Genesis Balanced Portfolio	Praxis Genesis Growth Portfolio
Investment income
Dividends from affiliates	$514,539	$1,408,583	$1,347,771
Dividends from non-affiliates	92	25	14
Total Investment Income	514,631	1,408,608	1,347,785

Expenses
Distribution fees - Class A	63,985	209,599	224,050
Transfer agent fees	21,989	65,714	87,171
Investment advisory fees	12,798	41,921	44,811
Registration and filing fees	24,225	27,901	24,789
Administration fees	7,677	25,146	26,884
Audit and tax services fees	8,240	11,041	11,241
Custodian fees	2,560	2,560	2,560
Shareholder reporting expenses	791	2,617	3,371
Trustee fees and expenses	406	1,337	1,429
Legal fees	244	800	853
Insurance expense	125	394	385
Other expenses	5,128	6,444	6,553
Total Expenses	148,168	395,474	434,097

Net Investment Income	366,463	1,013,134	913,688

Realized and Unrealized Gains (Losses) on Investments
Net realized losses on investments in affiliates	(284,650)	(979,367)	(1,339,735)
Long-term capital gain distribution from investments in affiliates	183,194	1,054,920	1,497,279
Change in unrealized appreciation/(depreciation) of investments in affiliates	(4,470,036)	(16,449,355)	(18,487,760)
Net Realized and Unrealized Losses on Investments	(4,571,492)	(16,373,802)	(18,330,216)
Net Change in Net Assets from Operations	$(4,205,029)	$(15,360,668)	$(17,416,528)

See accompanying notes to financial statements.

Statements of Changes in Net Assets

	Praxis Impact Bond Fund		Praxis International Index Fund
	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021
From Operations
Net investment income	$14,956,757	$12,716,498	$8,178,224	$7,067,970
Net realized gains (losses) from investments and foreign currency transactions	(5,036,851)	309,296	(4,930,924)	(1,247,871)
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translation	(107,477,405)	(27,273,227)	(67,150,049)	19,864,270
Net Change in Net Assets from Operations	(97,557,499)	(14,247,433)	(63,902,749)	25,684,369

Distributions to Shareholders
Class A	(632,050)	(648,495)	(163,705)	(195,286)
Class I	(14,926,182)	(13,815,730)	(6,759,350)	(9,142,870)
Change in Net Assets from Distributions to Shareholders	(15,558,232)	(14,464,225)	(6,923,055)	(9,338,156)

Change in Net Assets from Capital Transactions (Note 6)	(32,062,331)	114,309,066	27,602,927	45,292,617
Change in Net Assets	(145,178,062)	85,597,408	(43,222,877)	61,638,830

Net Assets
Beginning of year	814,683,156	729,085,748	381,654,326	320,015,496
End of year	$669,505,094	$814,683,156	$338,431,449	$381,654,326

See accompanying notes to financial statements.

Statements of Changes in Net Assets, continued

	Praxis Value Index Fund		Praxis Growth Index Fund		Praxis Small Cap Index Fund
	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021
From Operations
Net investment income	$7,730,066	$6,560,667	$2,634,965	$1,474,181	$1,534,713	$1,275,088
Net realized gains (losses) from investments	22,692,304	21,871,536	9,459,584	25,696,730	(7,469,729)	16,735,523
Net change in unrealized appreciation/(depreciation) on investments	(63,713,049)	53,067,993	(175,874,639)	102,477,187	(28,856,158)	19,863,231
Net Change in Net Assets from Operations	(33,290,679)	81,500,196	(163,780,090)	129,648,098	(34,791,174)	37,873,842

Distributions to Shareholders
Class A	(1,240,919)	(783,817)	(3,970,474)	(4,460,917)	(54,572)	(667,077)
Class I	(19,809,491)	(16,566,138)	(20,269,905)	(17,988,411)	(1,502,716)	(16,040,570)
Change in Net Assets from Distributions to Shareholders	(21,050,410)	(17,349,955)	(24,240,379)	(22,449,328)	(1,557,288)	(16,707,647)

Change in Net Assets from Capital Transactions (Note 6)	13,316,059	66,459,413	108,769,305	22,119,735	12,494,918	12,289,668
Change in Net Assets	(41,025,030)	130,609,654	(79,251,164)	129,318,505	(23,853,544)	33,455,863

Net Assets
Beginning of year	439,605,898	308,996,244	529,605,975	400,287,470	173,118,729	139,662,866
End of year	$398,580,868	$439,605,898	$450,354,811	$529,605,975	$149,265,185	$173,118,729

See accompanying notes to financial statements.

Statements of Changes in Net Assets, continued

	Praxis Genesis Conservative Portfolio		Praxis Genesis Balanced Portfolio		Praxis Genesis Growth Portfolio
	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021
From Operations
Net investment income	$366,463	$428,005	$1,013,134	$1,861,785	$913,688	$2,156,198
Net realized gains (losses) on investments in affiliates	(284,650)	436,199	(979,367)	1,861,645	(1,339,735)	1,126,350
Long-term capital gain distributions from investments in affiliates	183,194	144,741	1,054,920	1,105,509	1,497,279	1,581,295
Net change in unrealized appreciation/(depreciation) on investments in affiliates	(4,470,036)	216,230	(16,449,355)	5,384,325	(18,487,760)	9,426,914
Net Change in Net Assets from Operations	(4,205,029)	1,225,175	(15,360,668)	10,213,264	(17,416,528)	14,290,757

Distributions to Class A Shareholders	(552,020)	(1,223,307)	(2,181,718)	(5,111,964)	(2,572,697)	(4,501,599)

Change in Net Assets from Capital Transactions (Note 6)	333,369	844,126	435,296	3,306,675	6,343,142	5,416,163
Change in Net Assets	(4,423,680)	845,994	(17,107,090)	8,407,975	(13,646,083)	15,205,321

Net Assets
Beginning of year	28,608,824	27,762,830	95,934,966	87,526,991	100,854,179	85,648,858
End of year	$24,185,144	$28,608,824	$78,827,876	$95,934,966	$87,208,096	$100,854,179

See accompanying notes to financial statements.

Financial Highlights

For a share outstanding throughout the year indicated

Praxis Impact Bond Fund - Class A

	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Net asset value at beginning of year	$10.78	$11.19	$10.67	$10.12	$10.39
Net investment income (a)	0.17	0.14	0.19	0.23	0.22
Net realized and unrealized gains (losses) on investments	(1.58)	(0.39)	0.60	0.55	(0.26)
Total from investment operations	(1.41)	(0.25)	0.79	0.78	(0.04)
Less distributions from:
Net investment income	(0.18)	(0.16)	(0.20)	(0.23)	(0.23)
Net realized gains	—	—	(0.07)	—	—
Total distributions	(0.18)	(0.16)	(0.27)	(0.23)	(0.23)
Paid-in capital from redemption fees	—	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Net asset value at end of year	$9.19	$10.78	$11.19	$10.67	$10.12
Total return (excludes sales charge)	(13.12%)	(2.23%)	7.45%	7.75%	(0.36%)
Net assets at end of year (in 000s)	$29,546	$41,413	$48,146	$58,383	$60,692
Ratio of net expenses to average net assets	0.94%	0.88%	0.92%	0.95%	0.97%
Ratio of gross expenses to average net assets	0.94%	0.88%	0.92%	0.95%	0.98%*
Ratio of net investment income to average net assets	1.74%	1.28%	1.72%	2.16%	2.15%
Portfolio turnover rate	21.12%	14.68%	31.27%	17.58%	27.27%

Praxis Impact Bond Fund - Class I

	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Net asset value at beginning of year	$10.72	$11.14	$10.62	$10.08	$10.35
Net investment income (a)	0.21	0.18	0.23	0.27	0.26
Net realized and unrealized gains (losses) on investments	(1.56)	(0.39)	0.61	0.54	(0.26)
Total from investment operations	(1.35)	(0.21)	0.84	0.81	0.00 (b)
Less distributions from:
Net investment income	(0.22)	(0.21)	(0.25)	(0.27)	(0.27)
Net realized gains	—	—	(0.07)	—	—
Total distributions	(0.22)	(0.21)	(0.32)	(0.27)	(0.27)
Paid-in capital from redemption fees	—	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Net asset value at end of year	$9.15	$10.72	$11.14	$10.62	$10.08
Total return	(12.65%)	(1.93%)	7.94%	8.15%	0.08%
Net assets at end of year (in 000s)	$639,959	$773,270	$680,940	$530,250	$449,146
Ratio of expenses to average net assets	0.49%	0.48%	0.52%	0.53%	0.53%
Ratio of net investment income to average net assets	2.20%	1.68%	2.08%	2.58%	2.60%
Portfolio turnover rate	21.12%	14.68%	31.27%	17.58%	27.27%

*	During the period, certain expenses were reduced by the Adviser and/or Distributor. If such expense reductions had not occurred, the ratios would have been as indicated.
(a)	Net investment income per share has been calculated using the average daily shares outstanding during the period.
(b)	Amount is less than $0.005 per share.

See accompanying notes to financial statements.

Financial Highlights, continued

For a share outstanding throughout the year indicated

Praxis International Index Fund - Class A

	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Net asset value at beginning of year	$13.50	$12.82	$11.50	$9.77	$11.69
Net investment income (a)	0.20	0.18	0.10	0.18	0.17
Net realized and unrealized gains (losses) on investments and foreign currencies	(2.46)	0.75	1.32	1.73	(1.94)
Total from investment operations	(2.26)	0.93	1.42	1.91	(1.77)
Less distributions from:
Net investment income	(0.17)	(0.25)	(0.10)	(0.18)	(0.15)
Paid-in capital from redemption fees	—	—	—	0.00 (b)	0.00 (b)
Net asset value at end of year	$11.07	$13.50	$12.82	$11.50	$9.77
Total return (excludes sales charge)	(16.72%)	7.22%	12.37%	19.55%	(15.13%)
Net assets at end of year (in 000s)	$10,526	$10,859	$11,251	$11,074	$11,853
Ratio of expenses to average net assets	1.24%	1.20%	1.30%	1.40%	1.31%
Ratio of net investment income to average net assets	1.71%	1.32%	0.92%	1.70%	1.52%
Portfolio turnover rate	37.48%	39.58%	86.12%	20.61%	21.08%

Praxis International Index Fund - Class I

	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Net asset value at beginning of year	$13.53	$12.86	$11.53	$9.80	$11.75
Net investment income (a)	0.27	0.27	0.18	0.27	0.25
Net realized and unrealized gains (losses) on investments and foreign currencies	(2.46)	0.74	1.34	1.73	(1.96)
Total from investment operations	(2.19)	1.01	1.52	2.00	(1.71)
Less distributions from:
Net investment income	(0.23)	(0.34)	(0.19)	(0.27)	(0.24)
Paid-in capital from redemption fees	—	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Net asset value at end of year	$11.11	$13.53	$12.86	$11.53	$9.80
Total return	(16.18%)	7.83%	13.18%	20.45%	(14.52%)
Net assets at end of year (in 000s)	$327,905	$370,796	$308,764	$277,404	$237,982
Ratio of expenses to average net assets	0.62%	0.61%	0.61%	0.64%	0.65%
Ratio of net investment income to average net assets	2.36%	1.94%	1.62%	2.48%	2.21%
Portfolio turnover rate	37.48%	39.58%	86.12%	20.61%	21.08%

(a)	Net investment income per share has been calculated using the average daily shares outstanding during the period.
(b)	Amount is less than $0.005 per share.

See accompanying notes to financial statements.

Financial Highlights, continued

For a share outstanding throughout the year indicated

Praxis Value Index Fund - Class A

	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Net asset value at beginning of year	$17.32	$14.42	$15.13	$11.81	$13.82
Net investment income (a)	0.26	0.22	0.26	0.24	0.23
Net realized and unrealized gains (losses) on investments	(1.63)	3.30	0.26 (b)	3.56	(1.38)
Total from investment operations	(1.37)	3.52	0.52	3.80	(1.15)
Less distributions from:
Net investment income	(0.07)	(0.31)	—	(0.23)	(0.23)
Net realized gains	(0.70)	(0.31)	(1.23)	(0.25)	(0.63)
Total distributions	(0.77)	(0.62)	(1.23)	(0.48)	(0.86)
Paid-in capital from redemption fees	—	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)
Net asset value at end of year	$15.18	$17.32	$14.42	$15.13	$11.81
Total return (excludes sales charge)	(7.86%)	24.52%	3.58%	32.21%	(8.47%)
Net assets at end of year (in 000s)	$25,497	$22,442	$18,863	$30,603	$18,124
Ratio of expenses to average net assets	0.75%	0.78%	0.91%	0.86%	0.89%
Ratio of net investment income to average net assets	1.63%	1.34%	1.90%	1.72%	1.69%
Portfolio turnover rate	53.35%	28.06%	44.98%	39.06%	32.38%

Praxis Value Index Fund - Class I

	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Net asset value at beginning of year	$17.18	$14.30	$15.02	$11.72	$13.74
Net investment income (a)	0.31	0.28	0.32	0.30	0.30
Net realized and unrealized gains (losses) on investments	(1.61)	3.29	0.27 (b)	3.53	(1.38)
Total from investment operations	(1.30)	3.57	0.59	3.83	(1.08)
Less distributions from:
Net investment income	(0.13)	(0.38)	(0.08)	(0.28)	(0.31)
Net realized gains	(0.70)	(0.31)	(1.23)	(0.25)	(0.63)
Total distributions	(0.83)	(0.69)	(1.31)	(0.53)	(0.94)
Paid-in capital from redemption fees	—	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)
Net asset value at end of year	$15.05	$17.18	$14.30	$15.02	$11.72
Total return	(7.55%)	25.08%	4.07%	32.74%	(8.06%)
Net assets at end of year (in 000s)	$373,084	$417,164	$290,133	$223,097	$162,785
Ratio of expenses to average net assets	0.38%	0.38%	0.44%	0.44%	0.42%
Ratio of net investment income to average net assets	1.98%	1.73%	2.32%	2.16%	2.18%
Portfolio turnover rate	53.35%	28.06%	44.98%	39.06%	32.38%

(a)	Net investment income per share has been calculated using the average daily shares outstanding during the period.
(b)	Represents a balancing figure derived from other amounts in the financial highlights table that captures all other changes affecting net asset value per share.
(c)	Amount is less than $0.005 per share.

See accompanying notes to financial statements.

Financial Highlights, continued

For a share outstanding throughout the year indicated

Praxis Growth Index Fund - Class A

	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Net asset value at beginning of year	$42.88	$33.96	$27.23	$22.05	$23.05
Net investment income (a)	0.10	0.03	0.11	0.20	0.15
Net realized and unrealized gains (losses) on investments	(12.27)	10.69	8.80	6.71	(0.13)
Total from investment operations	(12.17)	10.72	8.91	6.91	0.02
Less distributions from:
Net investment income	—	(0.03)	(0.10)	(0.20)	(0.21)
Net realized gains	(1.67)	(1.77)	(2.08)	(1.53)	(0.81)
Total distributions	(1.67)	(1.80)	(2.18)	(1.73)	(1.02)
Paid-in capital from redemption fees	—	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Net asset value at end of year	$29.04	$42.88	$33.96	$27.23	$22.05
Total return (excludes sales charge)	(28.42%)	31.60%	32.81%	31.45%	(0.05%)
Net assets at end of year (in 000s)	$72,214	$109,319	$90,516	$84,526	$72,735
Ratio of expenses to average net assets	0.67%	0.66%	0.75%	0.79%	0.82%
Ratio of net investment income to average net assets	0.28%	0.08%	0.38%	0.78%	0.59%
Portfolio turnover rate	49.76%	18.17%	28.05%	32.33%	27.24%

Praxis Growth Index Fund - Class I

	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Net asset value at beginning of year	$43.27	$34.25	$27.45	$22.21	$23.21
Net investment income (a)	0.21	0.15	0.21	0.30	0.25
Net realized and unrealized gains (losses) on investments	(12.39)	10.79	8.87	6.76	(0.13)
Total from investment operations	(12.18)	10.94	9.08	7.06	0.12
Less distributions from:
Net investment income	(0.02)	(0.15)	(0.20)	(0.29)	(0.31)
Net realized gains	(1.67)	(1.77)	(2.08)	(1.53)	(0.81)
Total distributions	(1.69)	(1.92)	(2.28)	(1.82)	(1.12)
Paid-in capital from redemption fees	—	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Net asset value at end of year	$29.40	$43.27	$34.25	$27.45	$22.21
Total return	(28.18%)	31.97%	33.19%	31.91%	0.39%
Net assets at end of year (in 000s)	$378,141	$420,287	$309,772	$241,118	$178,605
Ratio of expenses to average net assets	0.36%	0.36%	0.43%	0.43%	0.43%
Ratio of net investment income to average net assets	0.60%	0.38%	0.69%	1.13%	0.99%
Portfolio turnover rate	49.76%	18.17%	28.05%	32.33%	27.24%

(a)	Net investment income per share has been calculated using the average daily shares outstanding during the period.
(b)	Amount is less than $0.005 per share.

See accompanying notes to financial statements.

Financial Highlights, continued

For a share outstanding throughout the year indicated

Praxis Small Cap Index Fund - Class A

	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Net asset value at beginning of year	$11.00	$9.69	$8.85	$7.44	$8.63
Net investment income (a)	0.03	0.02	0.02	0.03	0.01
Net realized and unrealized gains (losses) on investments	(2.24)	2.52	0.90	1.56	(0.73)
Total from investment operations	(2.21)	2.54	0.92	1.59	(0.72)
Less distributions from:
Net investment income	—	(0.03)	(0.04)	—	—
Net realized gains	(0.09)	(1.20)	(0.04)	(0.18)	(0.47)
Total distributions	(0.09)	(1.23)	(0.08)	(0.18)	(0.47)
Paid-in capital from redemption fees	—	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Net asset value at end of year	$8.70	$11.00	$9.69	$8.85	$7.44
Total return (excludes sales charge)	(20.08%)	26.53%	10.39%	21.36%	(8.56%)
Net assets at end of year (in 000s)	$5,296	$6,656	$5,173	$4,665	$4,284
Ratio of net expenses to average net assets	1.11%	1.12%	1.12%	1.12%	1.11%
Ratio of gross expenses to average net assets*	1.09%	1.12%	1.37%	1.42%	1.49%
Ratio of net investment income to average net assets	0.37%	0.13%	0.25%	0.33%	0.13%
Portfolio turnover rate	35.74%	40.95%	39.21%	21.59%	25.17%

Praxis Small Cap Index Fund - Class I

	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Net asset value at beginning of year	$12.17	$10.60	$9.66	$8.13	$9.36
Net investment income (a)	0.11	0.11	0.08	0.09	0.08
Net realized and unrealized gains (losses) on investments	(2.50)	2.76	0.98	1.71	(0.79)
Total from investment operations	(2.39)	2.87	1.06	1.80	(0.71)
Less distributions from:
Net investment income	(0.01)	(0.10)	(0.08)	(0.09)	(0.05)
Net realized gains	(0.09)	(1.20)	(0.04)	(0.18)	(0.47)
Total distributions	(0.10)	(1.30)	(0.12)	(0.27)	(0.52)
Paid-in capital from redemption fees	—	0.00 (b)	0.00 (b)	0.00 (b)	—
Net asset value at end of year	$9.68	$12.17	$10.60	$9.66	$8.13
Total return	(19.60%)	27.36%	11.04%	22.12%	(7.83%)
Net assets at end of year (in 000s)	$143,969	$166,462	$134,490	$115,562	$85,680
Ratio of expenses to average net assets	0.43%	0.43%	0.45%	0.45%	0.46%
Ratio of net investment income to average net assets	1.02%	0.83%	0.94%	1.02%	0.83%
Portfolio turnover rate	35.74%	40.95%	39.21%	21.59%	25.17%

*	During the period, certain expenses were reduced and/or recouped by the Adviser and/or Distributor. If such expense reductions had not occurred, the ratios would have been as indicated.
(a)	Net investment income per share has been calculated using the average daily shares outstanding during the period.
(b)	Amount is less than $0.005 per share.

See accompanying notes to financial statements.

Financial Highlights, continued

For a share outstanding throughout the year indicated

Praxis Genesis Conservative Portfolio - Class A

	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Net asset value at beginning of year	$12.99	$12.99	$12.20	$11.02	$11.75
Net investment income (a)	0.17	0.20	0.26	0.21	0.24
Net realized and unrealized gains (losses) on investments	(2.06)	0.37	0.99	1.23	(0.55)
Total from investment operations	(1.89)	0.57	1.25	1.44	(0.31)
Less distributions from:
Net investment income	(0.17)	(0.20)	(0.27)	(0.20)	(0.24)
Net realized gains	(0.08)	(0.37)	(0.19)	(0.06)	(0.18)
Total distributions	(0.25)	(0.57)	(0.46)	(0.26)	(0.42)
Paid-in capital from redemption fees	—	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Net asset value at end of year	$10.85	$12.99	$12.99	$12.20	$11.02
Total return (excludes sales charge)	(14.59%)	4.42%	10.28%	13.14%	(2.64%)
Net assets at end of year (in 000s)	$24,185	$28,609	$27,763	$26,761	$22,148
Ratio of net expenses to average net assets†	0.58%	0.60%	0.60%	0.61%	0.60%
Ratio of gross expenses to average net assets†	0.58%	0.58%**	0.58%**	0.63%**	0.63%**
Ratio of net investment income to average net assets†*	1.43%	1.50%	2.05%	1.81%	2.08%
Portfolio turnover rate	13.60%	15.51%	28.90%	10.10%	15.49%

†	The ratios presented only reflect the direct income and expenses for the Fund, not the underlying funds in which it invests.
**	During the period, certain expenses were reduced and/or recouped by the Adviser and/or Distributor. If such expense reductions/recoupments had not occurred, the ratios would have been as indicated.
*	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying companies in which the Fund invests.
(a)	Net investment income per share has been calculated using the average daily shares outstanding during the period.
(b)	Amount is less than $0.005 per share.

See accompanying notes to financial statements.

Financial Highlights, continued

For a share outstanding throughout the year indicated

Praxis Genesis Balanced Portfolio - Class A

	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Net asset value at beginning of year	$16.30	$15.40	$14.30	$12.39	$13.71
Net investment income (a)	0.17	0.33	0.34	0.22	0.27
Net realized and unrealized gains (losses) on investments	(2.79)	1.47	1.50	2.07	(0.93)
Total from investment operations	(2.62)	1.80	1.84	2.29	(0.66)
Less distributions from:
Net investment income	(0.17)	(0.32)	(0.34)	(0.22)	(0.27)
Net realized gains	(0.20)	(0.58)	(0.40)	(0.16)	(0.39)
Total distributions	(0.37)	(0.90)	(0.74)	(0.38)	(0.66)
Paid-in capital from redemption fees	—	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Net asset value at end of year	$13.31	$16.30	$15.40	$14.30	$12.39
Total return (excludes sales charge)	(16.06%)	11.77%	12.97%	18.54%	(4.89%)
Net assets at end of year (in 000s)	$78,828	$95,935	$87,527	$83,240	$70,368
Ratio of expenses to average net assets†	0.47%	0.46%	0.49%	0.52%	0.52%
Ratio of net investment income to average net assets†*	1.21%	2.01%	2.38%	1.64%	2.04%
Portfolio turnover rate	12.96%	15.28%	21.52%	9.43%	12.90%

†	The ratios presented only reflect the direct income and expenses for the Fund, not the underlying funds in which it invests.
*	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying companies in which the Fund invests.
(a)	Net investment income per share has been calculated using the average daily shares outstanding during the period.
(b)	Amount is less than $0.005 per share.

See accompanying notes to financial statements.

Financial Highlights, continued

For a share outstanding throughout the year indicated

Praxis Genesis Growth Portfolio - Class A

	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Net asset value at beginning of year	$19.15	$17.17	$15.79	$13.30	$15.09
Net investment income (a)	0.17	0.43	0.40	0.21	0.27
Net realized and unrealized gains (losses) on investments	(3.44)	2.43	1.81	2.73	(1.24)
Total from investment operations	(3.27)	2.86	2.21	2.94	(0.97)
Less distributions from:
Net investment income	(0.16)	(0.42)	(0.39)	(0.21)	(0.28)
Net realized gains	(0.30)	(0.46)	(0.44)	(0.24)	(0.54)
Total distributions	(0.46)	(0.88)	(0.83)	(0.45)	(0.82)
Paid-in capital from redemption fees	—	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Net asset value at end of year	$15.42	$19.15	$17.17	$15.79	$13.30
Total return (excludes sales charge)	(17.05%)	16.72%	14.08%	22.16%	(6.52%)
Net assets at end of year (in 000s)	$87,208	$100,854	$85,649	$74,220	$60,685
Ratio of expenses to average net assets†	0.48%	0.49%	0.54%	0.58%	0.58%
Ratio of net investment income to average net assets†*	1.02%	2.28%	2.59%	1.42%	1.91%
Portfolio turnover rate	10.46%	12.90%	18.36%	7.72%	12.72%

†	The ratios presented only reflect the direct income and expenses for the Fund, not the underlying funds in which it invests.
*	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying companies in which the Fund invests.
(a)	Net investment income per share has been calculated using the average daily shares outstanding during the period.
(b)	Amount is less than $0.005 per share.

See accompanying notes to financial statements.

Notes to Financial Statements	December 31, 2022

1. Organization:

The Praxis Mutual Funds (the “Trust”) is an open-end management investment company established as a Delaware statutory trust under a Declaration of Trust dated September 27, 1993, as amended and restated April 28, 2016, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust consists of the Praxis Impact Bond Fund, the Praxis International Index Fund, the Praxis Value Index Fund, the Praxis Growth Index Fund, and the Praxis Small Cap Index Fund, (individually a “Fund”, collectively “the Funds”), the Praxis Genesis Conservative Portfolio, the Praxis Genesis Balanced Portfolio, and the Praxis Genesis Growth Portfolio, (individually a “Portfolio”, collectively “the Portfolios”). The Funds and Portfolios are also referred to individually as the Impact Bond Fund, International Index Fund, Value Index Fund, Growth Index Fund, Small Cap Index Fund, Conservative Portfolio, Balanced Portfolio and Growth Portfolio in the financial statements. Each Fund and Portfolio is a diversified series of the Trust. Each Fund and Portfolio follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.”

As of December 31, 2022, the Funds offer Class A and Class I Shares and the Portfolios offer Class A Shares. Each class of shares in a Fund or Portfolio has identical rights and privileges except with respect to fees paid under the distribution and shareholder servicing agreement, certain other class specific expenses, voting rights on matters affecting a single class of shares and the exchange privileges of each class of shares. Class A has a maximum sales charge on purchases of 5.25 percent as a percentage of the original purchase price, except for the Impact Bond Fund which has a maximum sales charge of 3.75 percent.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of net change in net assets from operations for the reporting year. Actual results could differ from those estimates.

Regulatory Update:

In March 2020, FASB issued Accounting Standards Update 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), in January 2021, the FASB issued Accounting Standards Update 2021-01, Reference Rate Reform (Topic 848): Scope (“ASU 2021-01”), and in December 2022, the FASB issued Accounting Standards Update ASU 2022-06, Reference Rate Reform (Topic 848): Deferral of the Sunset Date of Topic 848 (“ASU 2022-06”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other interbank offered rates as of the end of 2021. The temporary relief provided by ASU 2020-04, ASU 2021-01, and ASU 2022-06 are effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2024. Management is evaluating the impact of ASU 2020-04, ASU 2021-01, and ASU 2022-06 on the Funds’ investments, derivatives, debt, and other contracts that will undergo reference rater elated modifications as a result of the reference rate reform. Management is also currently actively working with other financial institutions and counterparties to modify contracts as required by applicable regulation and within the regulatory deadlines.

Securities Valuation:

The Funds and Portfolios record their investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described below.

Securities generally are valued at fair values determined on the basis of the latest available bid prices in the principal market (closing sales prices if the principal market is an exchange) in which such securities are normally traded. Investments in open-end investment companies are valued at their respective net asset values (“NAVs”) as reported by such companies. The differences between the cost and fair values of investments are reflected as either unrealized appreciation or depreciation.

The Funds use various independent pricing services to value most of their debt investments. A pricing service would normally consider such factors as yield, risk, quality, maturity, type of issue, trading characteristics, special circumstances and other factors it deems relevant in determining valuations of normal institutional trading units of debt securities and would not rely exclusively on quoted prices. When valuing foreign securities held by the Funds, certain pricing services might use computerized pricing models to systematically calculate adjustments to foreign security closing prices based on the latest market movements. Such pricing models utilize market data that has been obtained between the local market close and the NYSE close to compute adjustments to foreign security close prices. Prior to September 8, 2022, the methods used by the pricing service and the valuations so established were reviewed by the Pricing Committee of the Funds and Portfolios under general supervision of the Trust’s Board of Trustees (the “Board”). As of September 8, 2022, pursuant to Rule 2a-5 under the 1940 Act, the Board has designated Everence Capital Management, Inc. (the “Adviser”),

Notes to Financial Statements, continued	December 31, 2022

investment adviser to the Funds and Portfolios, as the Valuation Designee (the “Designee”) with responsibility for reviewing the methods used by the pricing service and the valuations so established under general supervision of the Board. The Adviser carries out its designated activities through the Adviser’s Pricing Committee. Securities for which market quotations are not readily available (e.g. an approved pricing service does not provide a price, certain stale prices or an event occurs that materially affects the furnished price) are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by the Designee and under the general supervision of the Board. Short-term debt securities of sufficient credit quality maturing in less than 61 days may be valued at amortized cost, which approximates fair value. The Portfolios’ investments in the Funds (the “Underlying Funds”) are valued at the closing NAV per share.

In certain circumstances, the Everence Capital Management, Inc. Valuation Procedures for the Praxis Mutual Funds (“Valuation Procedures”) contemplate the Board’s delegation of the implementation of the Valuation Procedures to the Designee. In valuing restricted securities under the Valuation Procedures, the Designee will consider (but is not limited to) certain specific and general factors enumerated in the Valuation Procedures. The Valuation Procedures require that the Designee report to the Board at each of its regular quarterly meetings regarding valuation of restricted securities and actions taken in connection with the Valuation Procedures.

The valuation techniques described maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. These inputs are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical securities

●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — significant unobservable inputs (including the Funds’ and Portfolios’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities is not necessarily an indication of the risks associated with investing in those securities. For example, short-term debt securities of sufficient credit quality maturing in less than 61 days may be valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The aggregate value by each Fund’s and Portfolio’s investments and the input level, as of December 31, 2022, for the investments are as follows:

Impact Bond Fund Valuation Inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Investments at Fair Value
Municipal Bonds	$—	$6,810,885	$—	$6,810,885
Corporate Bonds	—	254,042,899	—	254,042,899
Corporate Notes	—	6,545,400	—	6,545,400
Foreign Governments	—	44,336,508	—	44,336,508
Commercial Mortgage-Backed Securities	—	90,191	—	90,191
U.S. Government Agencies	—	300,964,206	—	300,964,206
Asset Backed Securities	—	37,008,939	—	37,008,939
Money Market Funds	11,303,217	—	—	11,303,217
Investment Purchased with the Cash Proceeds from Securities Lending*	—	—	—	8,901,565
Investment Companies	3,031,917	—	—	3,031,917
Total Investments	$14,335,134	$649,799,028	$—	$673,035,727

International Index Fund Valuation Inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Investments at Fair Value
Common Stocks	$331,387,732	$—	$869	$331,388,601
Corporate Notes	—	2,974,952	—	2,974,952
Money Market Funds	1,575,412	—	—	1,575,412
Investment Purchased with the Cash Proceeds from Securities Lending*	—	—	—	24,979,212
Total Investments	$332,963,144	$2,974,952	$869	$360,918,177

Notes to Financial Statements, continued	December 31, 2022

Value Index Fund Valuation Inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Investments at Fair Value
Common Stocks	$392,448,768	$—	$—	$392,448,768
Corporate Notes	—	3,478,924	—	3,478,924
Money Market Funds	1,557,920	—	—	1,557,920
Investment Purchased with the Cash Proceeds from Securities Lending*	—	—	—	11,512,461
Total Investments	$394,006,688	$3,478,924	$—	$408,998,073

Growth Index Fund Valuation Inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Investments at Fair Value
Common Stocks	$441,258,262	$—	$—	$441,258,262
Corporate Notes	—	3,926,663	—	3,926,663
Money Market Funds	2,808,197	—	—	2,808,197
Investment Purchased with the Cash Proceeds from Securities Lending*	—	—	—	12,571,571
Total Investments	$444,066,459	$3,926,663	$—	$460,564,693

Small Cap Index Fund Valuation Inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Investments at Fair Value
Common Stocks	$145,600,717	$—	$—	$145,600,717
Rights	—	1,010	2,608	3,618
Corporate Notes	—	1,282,113	—	1,282,113
Money Market Funds	1,633,804	—	—	1,633,804
Investment Purchased with the Cash Proceeds from Securities Lending*	—	—	—	20,368,805
Total Investments	$147,234,521	$1,283,123	$2,608	$168,889,057

*

Investments purchased with cash proceeds from securities lending are measured at fair value using the NAV per share (or its equivalent) practical expedient and have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented on the Statements of Assets & Liabilities.

Conservative Portfolio Valuation Inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Investments at Fair Value
Affiliated Mutual Funds	$24,180,761	$—	$—	$24,180,761
Money Market Funds	6,161	—	—	6,161
Total Investments	$24,186,922	$—	$—	$24,186,922

Balanced Portfolio Valuation Inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Investments at Fair Value
Affiliated Mutual Funds	$78,864,444	$—	$—	$78,864,444
Money Market Funds	1,261	—	—	1,261
Total Investments	$78,865,705	$—	$—	$78,865,705

Growth Portfolio Valuation Inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Investments at Fair Value
Affiliated Mutual Funds	$87,247,446	$—	$—	$87,247,446
Money Market Funds	899	—	—	899
Total Investments	$87,248,345	$—	$—	$87,248,345

Notes to Financial Statements, continued	December 31, 2022

The following is a reconciliation of Level 3 instruments held in the International Index Fund and Small Cap Index Fund for which significant unobservable inputs were used to determine fair value for the year ended December 31, 2022:

	International Index Fund	Small Cap Index Fund
Balance as of December 31, 2021	$—	$2,608
Security valuation unavailable	869	—
Balance as of December 31, 2022	$869	$2,608

The total change in unrealized appreciation (depreciation) included on the Statements of Operations attributable to Level 3 investments still held as of December 31, 2022 for the International Index Fund and Small Cap Index Fund was ($690,066) and $0, respectively.

The following tables summarizes the valuation techniques used and unobservable inputs developed by the Trust’s Pricing Committee in conformity with guidelines adopted by and subject to review by the Board to determine the fair value of the Level 3 instruments:

International Index Fund
	12/31/2022	Valuation Technique	Unobservable Input	Range	Impact to Valuation from an Increase in Input *
Common Stocks	$869	Discount on Future Cash Flows	Estimate of Future Cash Flows	100%	Increase

*

This column represents the directional change in fair value of the Level 3 investments that would result in an increase from the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these inputs in isolation could result in significantly higher or lower fair value measurements.

Small Cap Index Fund
	12/31/2022	Valuation Technique	Unobservable Input	Range	Impact to Valuation from an Increase in Input *
Rights	$2,608	Discount on Future Cash Flows	Estimate of Future Cash Flows	100%	Increase

*

This column represents the directional change in fair value of the Level 3 investments that would result in an increase from the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these inputs in isolation could result in significantly higher or lower fair value measurements.

Investment Transactions and Related Income:

Changes in holdings of portfolio investments are reflected in the calculation of each Fund’s and Portfolio’s NAV no later than the first business day following trade date. For financial reporting purposes, investment transactions are accounted for on the trade date on the last business day of the reporting period. Realized gains or losses realized on sales of investments are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Interest income is recognized on the accrual basis and includes, where applicable, the pro-rata amortization of premium or accretion of discount calculated using constant yield to maturity or effective yield.

Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Withholding taxes on foreign dividends have been recorded in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Distributions received from the Funds’ investments in REITs may be characterized as ordinary income, net capital gains or return of capital. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. As such, the Funds may use estimates in reporting the character of their income and distributions for financial statement purposes; otherwise, these amounts are recorded once the issuers provide the information about the actual composition of the distributions. The actual character of distributions to the Funds’ shareholders will be reflected on the Form 1099 received by shareholders after the end of the calendar year. Due to the nature of REIT investments, a portion of the distributions received by the Funds’ shareholders may represent a return of capital.

Allocations:

Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation for the Funds are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class specific expenses are charged directly to the class incurring the expense. Common expenses, which are not attributable to a specific class, are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Expenses not directly billed to a Fund or Portfolio are allocated proportionally among all Funds and Portfolios daily in relation to the net assets of each Fund or Portfolio or another reasonable measure.

Notes to Financial Statements, continued	December 31, 2022

The Portfolios invest in other Praxis equity and fixed income funds (the “Underlying Funds”) and, as a result, the Portfolios indirectly pay a portion of the operating expenses, including management fees, of the Underlying Funds. These expenses are accrued by the Underlying Funds before their share prices are calculated and are reflected as Acquired Fund Fees and Expenses (“AFFE”) in the Portfolios’ prospectus fee tables. Actual indirect expenses vary depending on how a Portfolio’s assets are allocated among the Underlying Funds.

Risks Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include adverse future political and economic developments and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.

Certain countries may also impose substantial restrictions on investments on their capital markets by foreign entities, including restriction on investment in issuers or industries deemed sensitive to the relevant nation’s interests. These factors may limit the investment opportunities available or result in lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Foreign Currency Translation:

The fair value of investment securities and other assets and liabilities of the International Index Fund denominated in foreign currencies are translated into U.S. dollars at the current exchange rate at the close of each business day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars based at the exchange rate on the date of the transaction.

The International Index Fund does not isolate that portion of the results of operations resulting from the changes in foreign exchange rates on investments from the fluctuations arising from the changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from the changes in the value of assets and liabilities other than investments in securities at the reporting period, resulting from changes in the exchange rate.

Dividends and Distributions:

Dividends from net investment income, if any, are declared and paid monthly for the Impact Bond Fund and for each of the Portfolios. Dividends from net investment income, if any, are declared and paid annually for the International Index Fund, the Value Index Fund, the Growth Index Fund and the Small Cap Index Fund. To the extent the Portfolios invest in the Impact Bond Fund and receive dividends, they will be paid monthly. Distributions of net realized capital gains from the Underlying Funds are recorded on the ex-dividend date or when the Portfolios are first notified of the dividend. Distributable net realized capital gains of the Funds, if any, are declared and distributed at least annually.

The amounts of dividends from net investment income and distributions from net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Uninvested Cash:

The Funds may maintain cash at their custodian which, at times, may exceed United States federally insured limits. The Funds maintain these balances with a high-quality financial institution. The Funds may incur charges on cash overdrafts.

Federal Income Taxes:

It is each Fund’s and Portfolio’s policy to continue to qualify as a regulated investment company by complying with the provisions available to investment companies, as defined in applicable sections of Subchapter M of the Internal Revenue Code, and to distribute timely all of its net investment company taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains earned on foreign investments at various rates. Where available, the Funds will file for claims on foreign taxes withheld. The Funds and Portfolios recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations. During the year ended December 31, 2022, the Funds and Portfolios did not incur any interest or penalties.

Notes to Financial Statements, continued	December 31, 2022

Redemption Fees:

The Funds and Portfolios previously charged a redemption fee of two percent of the total redemption amount if a shareholder sold or exchanged shares after holding them for less than 30 days subject to certain exceptions and limitations described in the Prospectus. Amounts charged are included in Paid-in Capital Share Transactions as disclosed in Note 6 to the Financial Statements. Effective April 30, 2021, redemption fees were no longer charged to shareholders.

3. Purchases and Sales of Securities:

Purchases, sales and maturities of securities (excluding short-term debt securities having maturities one year or less and U.S. Government Securities) for the year ended December 31, 2022 were as follows:

	Purchases	Sales
Impact Bond Fund	$78,192,214	$62,561,705
International Index Fund	156,768,458	130,040,568
Value Index Fund	211,939,344	210,958,129
Growth Index Fund	323,449,643	239,289,171
Small Cap Index Fund	67,117,311	54,993,801
Conservative Portfolio	3,813,178	3,495,112
Balanced Portfolio	11,260,221	10,934,783
Growth Portfolio	15,618,628	9,432,604

During the year ended December 31, 2022, the Value Index Fund sold securities to the Growth Index Fund and the Growth Index Fund sold securities to the Value Index Fund. These transactions, which were effected at the then current market prices as provided by an independent pricing service used by the Trust, complied with Rule 17a-7 under the 1940 Act. The transactions were as follows:

Selling Fund	Purchasing Fund	Net Proceeds	Net Gain
Value Index Fund	Growth Index Fund	$91,190,083	$25,722,541
Growth Index Fund	Value Index Fund	82,636,446	26,191,212

4. Investment Transactions with Affiliates:

The Portfolios invest in the Underlying Funds, which are also advised by the Adviser. The Underlying Funds are deemed affiliates of the Portfolios, and the related activities in those investments were as follows:

	For the year ended December 31, 2022
Affiliate	Fair Value at December 31, 2021	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Fair Value at December 31, 2022	Dividend Income	Long-Term Capital Gain Distributions	Shares at December 31, 2022
Conservative Portfolio
Growth Index - Class I	$2,739,573	$761,314	$(345,629)	$(28,367)	$(881,515)	$2,245,376	$9,231	$108,422	76,373
Impact Bond - Class I	19,758,915	2,200,623	(2,144,227)	(226,139)	(2,671,727)	16,917,445	405,171	—	1,848,901
International Index - Class I	2,638,404	387,615	(395,838)	(32,669)	(425,125)	2,172,387	44,252	—	195,534
Small Cap Index - Class I	749,829	115,459	(110,284)	(21,111)	(130,147)	603,746	813	5,854	62,370
Value Index - Class I	2,730,660	348,167	(499,134)	23,636	(361,522)	2,241,807	55,072	68,918	148,957
Total	$28,617,381	$3,813,178	$(3,495,112)	$(284,650)	$(4,470,036)	$24,180,761	$514,539	$183,194	2,332,135

	For the year ended December 31, 2022
Affiliate	Fair Value at December 31, 2021	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Fair Value at December 31, 2022	Dividend Income	Long-Term Capital Gain Distributions	Shares at December 31, 2022
Balanced Portfolio
Growth Index - Class I	$15,667,595	$3,783,369	$(1,642,253)	$(117,394)	$(5,026,649)	$12,664,668	$51,227	$599,051	430,771
Impact Bond - Class I	37,332,116	3,368,387	(3,790,421)	(485,559)	(4,909,422)	31,515,101	750,192	—	3,444,273
International Index - Class I	17,429,797	1,839,820	(2,115,029)	(247,041)	(2,744,320)	14,163,227	289,501	—	1,274,818
Small Cap Index - Class I	9,912,300	1,000,991	(1,051,284)	(239,485)	(1,746,366)	7,876,156	10,645	74,869	813,652
Value Index - Class I	15,625,920	1,267,654	(2,335,796)	110,112	(2,022,598)	12,645,292	307,018	381,000	840,219
Total	$95,967,728	$11,260,221	$(10,934,783)	$(979,367)	$(16,449,355)	$78,864,444	$1,408,583	$1,054,920	6,803,733

Notes to Financial Statements, continued	December 31, 2022

	For the year ended December 31, 2022
Affiliate	Fair Value at December 31, 2021	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Fair Value at December 31, 2022	Dividend Income	Long-Term Capital Gain Distributions	Shares at December 31, 2022
Growth Portfolio
Growth Index - Class I	$20,910,142	$5,654,661	$(1,603,345)	$(267,454)	$(6,750,574)	$17,943,430	$71,992	$840,633	610,321
Impact Bond - Class I	19,441,616	2,557,071	(1,724,220)	(215,748)	(2,632,402)	17,426,317	399,680	—	1,904,515
International Index - Class I	24,193,961	3,220,281	(2,342,486)	(463,511)	(3,718,293)	20,889,952	426,695	—	1,880,588
Small Cap Index - Class I	15,485,724	1,818,947	(1,083,568)	(266,849)	(2,885,396)	13,068,858	17,644	122,608	1,350,089
Value Index - Class I	20,857,474	2,367,668	(2,678,985)	(126,173)	(2,501,095)	17,918,889	431,760	534,038	1,190,392
Total	$100,888,917	$15,618,628	$(9,432,604)	$(1,339,735)	$(18,487,760)	$87,247,446	$1,347,771	$1,497,279	6,935,905

5. Related Party Transactions:

The Adviser provides investment advisory services to the Funds and Portfolios. During the year ended December 31, 2022, under the terms of the investment advisory agreement, the Adviser was entitled to receive fees based on a percentage of the average daily net assets of each of the Funds and Portfolios as follows:

Impact Bond Fund*	0.37%
International Index Fund**	0.44%
Value Index Fund***	0.25%
Growth Index Fund***	0.24%
Small Cap Index Fund***	0.30%
Conservative Portfolio	0.05%
Balanced Portfolio	0.05%
Growth Portfolio	0.05%

*

The Impact Bond Fund’s fee is subject to a tier schedule as follows: 0.40% on the average daily net assets up to $500 million and 0.30% on the average daily net assets over $500 million. Rate disclosed above represents the effective rate charged during the year.

**

The International Index Fund’s fee is subject to a tier schedule as follows: 0.53% on the average daily net assets up to $100 million and 0.41% on the average daily net assets over $100 million, and 0.38% on the average daily net assets over $500 million. Rate disclosed above represents the effective rate charged during the year.

***

The Value Index Fund, Growth Index Fund and Small Cap Index Fund fees are subject to a tier schedule as follows: 0.30% on the average daily net assets of each Fund up to $200 million and 0.20% on the average daily net assets of each Fund over $200 million. Rates disclosed above represents the effective rates charged during the year.

The Adviser has retained Aperio Group LLC (the “Sub-Adviser”) to perform the daily investment of the assets of the International Index Fund under the terms of a Sub-Advisory Agreement. The Adviser (not the Fund) pays the Sub-Adviser a fee for these services.

The Adviser has entered into an expense limitation agreement effective until April 30, 2023. Pursuant to this agreement, the Adviser has agreed to reduce its fees (but not below zero) and/or reimburse expenses to the extent necessary in order to limit the Total Annual Fund Operating Expenses (excluding AFFE, brokerage costs, interest, taxes, dividends, Trustees fees and expenses, legal fees and expenses, and extraordinary expenses) of certain Funds and the Portfolios. Those Funds and Portfolios have agreed to repay the Adviser for the amount of fee reduction and/or expense reimbursements by the Adviser pursuant to this expense limitation agreement provided that such repayment does not cause the Total Annual Fund Operating Expenses (excluding AFFE, brokerage costs, interest, taxes, dividends, Trustees fees and expenses, legal fees and expenses, and extraordinary expenses) to exceed the contractual expense limit in place at the time of the fee reduction and/or reimbursement and at the time of repayment, and the repayment is made within three years after the time in which the Adviser reduced and/or reimbursed the expense.

The contractual expense limits in place as of December 31, 2022 were:

Small Cap Index Fund (Class A)	1.10%
Conservative Portfolio (Class A)*	0.60%
Balanced Portfolio (Class A)*	0.60%
Growth Portfolio (Class A)*	0.60%

*	The expense limits for these Portfolios were terminated on April 30, 2022.

During the ended December 31, 2022, the Adviser recouped $1,075 of past investment advisory fees from the Small Cap Index Fund.

Notes to Financial Statements, continued	December 31, 2022

As of December 31, 2022, the Small Cap Index Fund had the following amounts (and year of expiration) subject to repayment to the Adviser:

	Year Waived	Year Repayment Expires	Balance
Small Cap Index Fund	2020	2023	$9,564
	2021	2024	97
			$9,661

U.S. Bank Global Fund Services provides transfer agent, shareholder servicing and dividend disbursing services on behalf of the Trust. For these services, U.S. Bank Global Fund Services receives an annual fee, paid monthly, from each Fund and Portfolio.

Foreside Financial Services, LLC (“Distributor” and “Underwriter”) serves as the Funds’ and Portfolios’ principal Distributor and Underwriter and, as such, acts as exclusive agent for distribution of the Funds’ and Portfolios’ shares. Under the terms of the Underwriting Agreements between the Trust and the Underwriter, the Underwriter earned sales charges from underwriting and broker commissions on the sale of shares during the year ended December 31, 2022 as follows:

Impact Bond Fund	$3,324
International Index Fund	967
Value Index Fund	2,143
Growth Index Fund	11,753
Small Cap Index Fund	791
Conservative Portfolio	7,451
Balanced Portfolio	23,148
Growth Portfolio	30,847

The Trust has adopted a Plan of Distribution (“Rule 12b-1 Plan”) under which each Fund and Portfolio may compensate or reimburse the Underwriter or certain third parties for expenses related to the distribution and promotion of shares. The Rule 12b-1 Plan permits Class A Shares of the Funds and Portfolios to pay a 12b-1 fee of up to 0.50% of the average daily net assets attributable to Class A Shares of the applicable Fund and Portfolio, although the Board has currently authorized the Funds and Portfolios to charge no more than 0.25%. The Distributor may use the 12b-1 fee for shareholder servicing or distribution. These fees are reflected as Distribution Fees on the Statements of Operations.

The Trust has entered into a Management and Administration Agreement with Foreside Management Services, LLC (“Foreside”) to serve as business manager and administrator for the Trust on behalf of the Funds and Portfolios. Pursuant to the terms of the Agreement, Foreside, as business manager and administrator for the Trust, performs and coordinates all management and administration services for the Trust either directly or through working with the Trust’s service providers. Services provided under the Agreement by Foreside include, but are not limited to, coordinating and monitoring activities of the third party service providers to the Funds; serving as officers of the Trust, including but not limited to Assistant Secretary, Chief Compliance Officer, Anti-Money Laundering Officer, Treasurer and others as are deemed necessary and appropriate; performing compliance services for the Trust, including maintaining the Trust compliance program as required under the 1940 Act; managing the process of filing amendments to the Trust’s registration statement and other reports to shareholders; coordinating the Board meeting preparation process; reviewing financial filings and filing with the U.S Securities and Exchange Commission (the “SEC”); and maintaining books and records in accordance with applicable laws and regulations. For these services, Foreside receives a monthly fee from each Fund and Portfolio. These fees are reflected as Administration Fees on the Statements of Operations.

Notes to Financial Statements, continued	December 31, 2022

6. Capital Share Transactions:

Transactions in shares of the Funds and Portfolios are summarized below:

	Impact Bond Fund		International Index Fund
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
Capital Transactions:
Class A Shares:
Proceeds from shares issued	$3,025,395	$9,193,729	$3,740,621	$1,197,168
Dividends reinvested	553,807	571,674	159,582	186,827
Cost of shares redeemed	(9,682,227)	(14,766,998)	(2,497,434)	(2,375,844)
Redemption fees	—	1,053	—	—
Class A Share Transactions	$(6,103,025)	$(5,000,542)	$1,402,769	$(991,849)
Class I Shares:
Proceeds from shares issued	$249,577,765	$246,846,133	$103,587,729	$91,737,890
Dividends reinvested	8,282,505	7,037,381	3,160,060	4,164,184
Cost of shares redeemed	(283,819,576)	(134,578,096)	(80,547,631)	(49,618,242)
Redemption fees	—	4,190	—	634
Class I Share Transactions	$(25,959,306)	$119,309,608	$26,200,158	$46,284,466
Net increase (decrease) from capital transactions	$(32,062,331)	$114,309,066	$27,602,927	$45,292,617
Share Transactions:
Class A Shares:
Issued	310,124	840,253	345,741	87,660
Reinvested	57,502	52,398	14,325	13,849
Redeemed	(995,058)	(1,352,381)	(213,381)	(174,296)
Change in Class A Shares:	(627,432)	(459,730)	146,685	(72,787)
Class I Shares:
Issued	26,200,184	22,703,408	8,932,598	6,688,812
Reinvested	866,928	648,911	282,653	307,774
Redeemed	(29,213,634)	(12,390,583)	(7,102,036)	(3,591,753)
Change in Class I Shares:	(2,146,522)	10,961,736	2,113,215	3,404,833
Net increase (decrease) from share transactions	(2,773,954)	10,502,006	2,259,900	3,332,046

	Value Index Fund		Growth Index Fund		Small Cap Index Fund
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
Capital Transactions:
Class A Shares:
Proceeds from shares issued	$9,166,077	$3,401,447	$4,399,944	$6,886,005	$774,439	$1,521,654
Dividends reinvested	1,179,063	747,417	3,893,545	4,352,705	50,776	631,785
Cost of shares redeemed	(4,046,777)	(4,168,874)	(11,071,053)	(15,463,586)	(787,724)	(1,382,746)
Redemption fees	—	36	—	303	—	512
Class A Share Transactions	$6,298,363	$(19,974)	$(2,777,564)	$(4,224,573)	$37,491	$771,205
Class I Shares:
Proceeds from shares issued	$149,466,936	$137,848,514	$209,078,039	$92,764,892	$40,430,827	$36,730,879
Dividends reinvested	17,150,287	12,468,095	18,967,101	16,833,013	1,373,959	15,163,473
Cost of shares redeemed	(159,599,527)	(83,844,068)	(116,498,271)	(83,254,304)	(29,347,359)	(40,375,889)
Redemption fees	—	6,846	—	707	—	—
Class I Share Transactions	$7,017,696	$66,479,387	$111,546,869	$26,344,308	$12,457,427	$11,518,463
Net increase from capital transactions	$13,316,059	$66,459,413	$108,769,305	$22,119,735	$12,494,918	$12,289,668

Notes to Financial Statements, continued	December 31, 2022

	Value Index Fund		Growth Index Fund		Small Cap Index Fund
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
Share Transactions:
Class A Shares:
Issued	560,169	202,633	123,792	180,129	81,554	129,311
Reinvested	77,688	43,352	132,524	101,843	5,977	58,788
Redeemed	(253,322)	(258,319)	(319,309)	(397,412)	(83,687)	(116,965)
Change in Class A Shares:	384,535	(12,334)	(62,993)	(115,440)	3,844	71,134
Class I Shares:
Issued	9,363,349	8,379,573	5,964,647	2,392,386	3,930,207	2,861,288
Reinvested	1,136,369	727,581	637,395	389,068	141,755	1,267,926
Redeemed	(9,989,656)	(5,105,740)	(3,452,654)	(2,112,443)	(2,875,978)	(3,146,022)
Change in Class I Shares:	510,062	4,001,414	3,149,388	669,011	1,195,984	983,192
Net increase from share transactions	894,597	3,989,080	3,086,395	553,571	1,199,828	1,054,326

	Conservative Portfolio		Balanced Portfolio		Growth Portfolio
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
Capital Transactions:
Class A Shares:
Proceeds from shares issued	$2,859,544	$3,414,142	$6,049,731	$8,966,128	$9,372,757	$8,898,832
Dividends reinvested	544,407	1,203,630	2,175,770	5,097,146	2,559,551	4,492,316
Cost of shares redeemed	(3,070,582)	(3,773,651)	(7,790,205)	(10,756,620)	(5,589,166)	(7,975,052)
Redemption fees	—	5	—	21	—	67
Class A Share Transactions	$333,369	$844,126	$435,296	$3,306,675	$6,343,142	$5,416,163
Net increase from capital transactions	$333,369	$844,126	$435,296	$3,306,675	$6,343,142	$5,416,163
Share Transactions:
Class A Shares:
Issued	244,586	258,809	419,651	545,280	558,855	470,630
Reinvested	48,651	92,168	160,459	311,140	164,317	233,459
Redeemed	(266,133)	(285,459)	(544,480)	(655,753)	(331,972)	(426,462)
Change in Class A Shares:	27,104	65,518	35,630	200,667	391,200	277,627
Net increase from share transactions	27,104	65,518	35,630	200,667	391,200	277,627

7. Federal Income Tax Information:

The character of dividends paid to shareholders of the Funds and Portfolios for federal income tax purposes during the years ended December 31, 2022 and 2021 was as follows:

	Impact Bond Fund		International Index Fund		Value Index Fund
	2022	2021	2022	2021	2022	2021
From ordinary income	$15,558,232	$14,464,225	$6,923,055	$9,338,156	$9,403,793	$14,970,501
From long-term capital gains	—	—	—	—	11,646,617	2,379,454
Total distributions	$15,558,232	$14,464,225	$6,923,055	$9,338,156	$21,050,410	$17,349,955

	Growth Index Fund		Small Cap Index Fund
	2022	2021	2022	2021
From ordinary income	$1,846,987	$5,380,168	$195,424	$8,051,720
From long-term capital gains	22,393,392	17,069,160	1,361,864	8,655,927
Total distributions	$24,240,379	$22,449,328	$1,557,288	$16,707,647

	Conservative Portfolio		Balanced Portfolio		Growth Portfolio
	2022	2021	2022	2021	2022	2021
From ordinary income	$366,463	$523,092	$1,013,134	$2,194,137	$1,008,445	$2,554,162
From long-term capital gains	185,557	700,215	1,168,584	2,917,827	1,564,252	1,947,437
Total distributions	$552,020	$1,223,307	$2,181,718	$5,111,964	$2,572,697	$4,501,599

Notes to Financial Statements, continued	December 31, 2022

The following information was computed on a tax basis for each item as of December 31, 2022:

	Impact Bond Fund	International Index Fund	Value Index Fund
Tax cost of portfolio investments	$759,536,527	$292,076,525	$363,941,775
Gross unrealized appreciation	812,419	87,190,931	69,307,590
Gross unrealized depreciation	(87,313,219)	(18,349,279)	(24,251,292)
Net unrealized appreciation on investments	$(86,500,800)	$68,841,652	$45,056,298
Net unrealized appreciation on foreign currency transactions	—	(14,745)	—
Undistributed ordinary income	64,091	1,133,041	6,061,719
Undistributed long-term capital gains	—	—	18,057,950
Accumulated capital and other losses	(7,159,276)	(35,032,473)	—
Distributable earnings (accumulated deficit)	$(93,595,985)	$34,927,475	$69,175,967

	Growth Index Fund	Small Cap Index Fund
Tax cost of portfolio investments	$324,473,907	$144,822,360
Gross unrealized appreciation	148,540,994	35,834,362
Gross unrealized depreciation	(12,450,208)	(11,767,665)
Net unrealized appreciation on investments	$136,090,786	$24,066,697
Undistributed ordinary income	2,715,105	1,429,349
Undistributed long-term capital gains	6,051,073	—
Accumulated capital and other losses	—	(8,633,815)
Distributable earnings	$144,856,964	$16,862,231

	Conservative Portfolio	Balanced Portfolio	Growth Portfolio
Tax cost of portfolio investments	$23,850,966	$67,500,196	$71,256,613
Gross unrealized appreciation	2,747,065	16,108,068	19,949,197
Gross unrealized depreciation	(2,411,109)	(4,742,559)	(3,957,465)
Net unrealized appreciation on investments	$335,956	$11,365,509	$15,991,732
Undistributed long-term capital gains	5,788	316,234	678,303
Distributable earnings	$341,744	$11,681,743	$16,670,035

The difference between book basis and tax basis net unrealized appreciation (depreciation) was attributable primarily to the tax deferral on wash sales loss and nontaxable distributions, as well as investments in Passive Foreign Investment Companies (“PFICs”).

For the latest tax year ended December 31, 2022, the following Fund have capital loss carry forwards (“CLCFs”) as summarized below.

CLCFs not subject to expiration:

	Impact Bond	International Index	Small Cap Index
No expiration - short-term	$2,123,602	$35,032,473	$6,922,633
No expiration - long-term	5,035,674	—	1,711,182
	$7,159,276	$35,032,473	$8,633,815

Certain reclassifications, the result of permanent differences between financial statement and income tax requirements, have been made to the components of net assets. Reclassifications result primarily from the differences in distribution designations, PFICs, equalization, contributions in-kind and net investment losses. These reclassifications have no impact on the net assets or the NAV per share of the Funds and Portfolios and are designed to present each Fund’s or Portfolio’s capital accounts on a tax basis. The following reclassifications have been made to the following Funds and Portfolios for the year ended December 31, 2022:

	Paid-in Capital	Distributable earnings (accumulated deficit)
Impact Bond Fund	$12	$(12)
International Index Fund	24	(24)
Value Index Fund	4,612,561	(4,612,561)
Growth Index Fund	3,632,303	(3,632,303)
Small Cap Index Fund	1	(1)
Conservative Portfolio	6,858	(6,858)
Balanced Portfolio	56,749	(56,749)
Growth Portfolio	58,293	(58,293)

The Funds and Portfolios have analyzed their tax positions taken on Federal income tax returns for all open tax years (generally, three years) and have concluded that no provisions for income tax is required in their financial statements. The Funds and Portfolios recognize the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained, assuming examination by tax authorities.

Notes to Financial Statements, continued	December 31, 2022

8. Securities Lending

Under the terms of the securities lending agreement with U.S. Bank, N.A. (“U.S. Bank”), U.S. Bank is authorized to loan securities on behalf of the Funds to approved borrowers. The contractual maturity of securities lending transactions are on an overnight and continuous basis. In exchange, the Funds receive cash collateral in the amount of at least 102% of the value of the securities loaned. Any collateral shortfalls due to changes in security market prices are adjusted the next business day. The cash collateral is invested in a short-term investment instrument as noted on the Funds’ Schedules of Portfolio Investments. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering their securities and possible loss of income or value if the borrower fails to return them. The agreement provides that after predetermined rebates to borrowers, the Funds retain a portion of their net securities lending income and pays U.S. Bank the remaining portion. The Funds are not subject to a master netting agreement with respect to securities lending; therefore, no additional disclosures are required. The Funds’ collateral is invested in the Mount Vernon Liquid Assets Portfolio, LLC of which the investment objective is to seek to maximize current income to the extent with the preservation of capital and liquidity and maintain a stable NAV of $1.00 per unit. The Funds have measures in place to recall loaned securities to vote proxies.

As of December 31, 2022, the fair value of securities on loan and the collateral held were as follows:

	Fair Value of Securities Loaned	Cash Collateral
Impact Bond Fund	$8,677,612	$8,901,565
International Index Fund	24,128,899	24,979,212
Value Index Fund	11,214,623	11,512,461
Growth Index Fund	12,282,648	12,571,571
Small Cap Index Fund	19,773,563	20,368,805

9. Commitments and Contingencies

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide general indemnification. Each Fund’s and Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against a Fund or Portfolio. However, based on experience, the Trust expects the risk of loss to be remote.

10. Trustee Compensation

Each Trustee who is not an “interested person” of the Trust (“Independent Trustee”) receives an annual retainer and meeting fees, plus reimbursement for travel and other meeting related expenses. Collectively, the Independent Trustees were paid $121,500 in retainers and meeting fees during the year ended December 31, 2022.

11. Other Recent Developments

The continued spread of an infectious respiratory illness caused by COVID-19 has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Funds hold, and may adversely affect the Funds’ investments and operations. The transmission of COVID-19 and efforts to contain its spread have resulted in, among other things: quarantines and travel restrictions, including border closings, strained healthcare systems, event cancellations, disruptions to business operations and supply chains, and a reduction in consumer and business spending, as well as general concern and uncertainty that has negatively affected the economy. These disruptions have led to instability in the market place, including equity and debt market losses and overall volatility, and the jobs market. The impact of COVID-19, and other infectious illness outbreaks, epidemics or pandemics that may arise in the future, could adversely affect the economies of many nations or the entire global economy, the financial well-being and performance of individual issuers, borrowers and sectors and the health of the markets generally in potentially significant and unforeseen ways. In addition, the impact of infectious illnesses, such as COVID-19, in emerging market countries may be greater due to generally less established healthcare systems. This crisis or other public health crises may exacerbate other pre-existing political, social and economic risks in certain countries or globally.

12. Subsequent Events

The Funds and Portfolios evaluated subsequent events December 31, 2022 through the date these financial statements were issued. There were no significant events that would have a material impact on the Funds’ and Portfolios’ financial statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Praxis Mutual Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Praxis Mutual Funds comprising Praxis Impact Bond Fund, Praxis International Index Fund, Praxis Value Index Fund, Praxis Growth Index Fund, Praxis Small Cap Index Fund, Praxis Genesis Conservative Portfolio, Praxis Genesis Balanced Portfolio, and Praxis Genesis Growth Portfolio (the “Funds”) as of December 31, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2022, the results of their operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2017.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
February 27, 2023

Additional Fund Information (unaudited)	December 31, 2022

Impact Bond Fund

Security Allocation	Percentage of Net Assets
Asset Backed Securities	5.5%
Commercial Mortgage-Backed Securities **	0.0%
Corporate Bonds	38.0%
Corporate Notes	1.0%
Development Finance Corporation	1.5%
Federal Home Loan Bank	4.7%
Federal Home Loan Mortgage Corporation	12.7%
Federal National Mortgage Association	25.9%
Foreign Governments	6.6%
Government National Mortgage Association **	0.0%
Investment Companies	0.4%
Municipal Bonds	1.0%
Small Business Administration **	0.0%
United States Agency of International Development	0.2%
Investment Purchased with the Cash Proceeds from Securities Lending	1.3%
Money Market Funds	1.7%
Total	100.5%

**	Amount rounds to less than 0.1%

International Index Fund

Security Allocation	Percentage of Net Assets
Australia	4.6%
Austria	0.2%
Belgium	0.9%
Bermuda	0.6%
Brazil	1.5%
Canada	7.1%
Cayman Islands	4.9%
Chile	0.2%
China	3.2%
Colombia	0.3%
Denmark	2.1%
Finland	0.8%
France	6.5%
Germany	3.9%
Hong Kong	2.3%
India	3.7%
Indonesia	0.7%
Ireland	0.4%
Israel	0.4%
Italy	1.7%
Japan	14.7%
Jersey	0.7%
Luxembourg **	0.0%
Mexico	1.0%
Netherlands	2.9%
Norway	2.4%
Portugal	0.7%
Russia **	0.0%
Singapore	1.9%
South Africa	1.1%
South Korea	4.1%
Spain	1.9%
Sweden	1.7%
Switzerland	6.2%
Taiwan	4.5%
Turkey	0.1%
United Kingdom	8.0%
Corporate Notes	0.9%

International Index Fund

Security Allocation (continued)	Percentage of Net Assets
Investment Purchased with the Cash Proceeds from Securities Lending	7.4%
Money Market Funds	0.5%
Total	106.7%

**	Amount rounds to less than 0.1%

International Index Fund

Security Allocation	Percentage of Net Assets
Advertising & Marketing	0.4%
Apparel & Textile Products	1.3%
Asset Management	1.5%
Automotive	2.9%
Banking	13.1%
Beverages	1.0%
Biotech & Pharma	5.6%
Cable & Satellite	0.2%
Chemicals	2.3%
Commercial Support Services	1.6%
Community Development	0.9%
Construction Materials	0.5%
Containers & Packaging	0.6%
Diversified Industrials	0.4%
E-Commerce Discretionary	1.2%
Electric & Gas Marketing & Trading	0.2%
Electric Utilities	1.7%
Electrical Equipment	1.4%
Engineering & Construction	0.1%
Entertainment Content	0.7%
Food	1.8%
Forestry, Paper & Wood Products	0.5%
Gas & Water Utilities	0.6%
Health Care Facilities & Services	1.0%
Home Construction	0.8%
Home & Office Products **	0.0%
Household Products	2.3%
Industrial Support Services	0.3%
Institutional Financial Services	1.1%
Insurance	5.1%
Internet Media & Services	3.3%
Leisure Facilities & Services	0.6%
Leisure Products	0.3%
Machinery	1.1%
Medical Equipment & Devices	1.5%
Metals & Mining	3.7%
Oil & Gas Producers	4.2%
Publishing & Broadcasting	0.5%
Real Estate Owners & Development	1.8%
REITs	2.3%
Renewable Energy	0.3%
Retail - Consumer Staples	1.5%
Retail - Discretionary	2.0%
Semiconductors	4.5%
Software	0.6%
Specialty Finance	0.3%
Steel	1.0%
Technology Hardware	4.5%
Technology Services	4.4%
Telecommunications	4.2%
Transportation & Logistics	4.1%
Transportation Equipment	0.2%
Wholesale - Consumer Staples	0.4%

Additional Fund Information (unaudited), continued	December 31, 2022

International Index Fund

Security Allocation (continued)	Percentage of Net Assets
Wholesale - Discretionary	0.4%
Investment Purchased with the Cash Proceeds from Securities Lending	7.4%
Money Market Funds	0.5%
Total	106.7%

**	Amount rounds to less than 0.1%

Value Index Fund

Security Allocation	Percentage of Net Assets
Common Stocks	98.4%
Corporate Notes	0.9%
Investment Purchased with the Cash Proceeds from Securities Lending	2.9%
Money Market Funds	0.4%
Total	102.6%

Growth Index Fund

Security Allocation	Percentage of Net Assets
Common Stocks	98.0%
Corporate Notes	0.9%
Investment Purchased with the Cash Proceeds from Securities Lending	2.8%
Money Market Funds	0.6%
Total	102.3%

Small Cap Index Fund

Security Allocation	Percentage of Net Assets
Common Stocks	97.5%
Rights **	0.0%
Corporate Notes	0.9%
Investment Purchased with the Cash Proceeds from Securities Lending	13.6%
Money Market Funds	1.1%
Total	113.1%

**	Amount rounds to less than 0.1%

Conservative Portfolio

Security Allocation	Percentage of Net Assets
Affiliated Mutual Funds	100.0%
Money Market Funds **	0.0%
Total	100.0%

**	Amount rounds to less than 0.1%

Balanced Portfolio

Security Allocation	Percentage of Net Assets
Affiliated Mutual Funds	100.1%
Money Market Funds **	0.0%
Total	100.1%

**	Amount rounds to less than 0.1%

Growth Portfolio

Security Allocation	Percentage of Net Assets
Affiliated Mutual Funds	100.1%
Money Market Funds **	0.0%
Total	100.1%

**	Amount rounds to less than 0.1%

Additional Fund Information (unaudited), continued	December 31, 2022

Dividends Received Deduction

For corporate shareholders, the following percentages of ordinary dividends paid during the year ended December 31, 2022 qualify for the corporate dividends received deduction:

Value Index Fund	55.67%
Growth Index Fund	92.07%
Small Cap Index Fund	67.33%
Conservative Portfolio	12.90%
Balanced Portfolio	25.81%
Growth Portfolio	37.17%

Qualified Dividend Income

The Funds and Portfolios have designated the maximum amount allowable of their taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount was reflected on form 1099-DIV for the calendar year 2022.

Capital Gain Distribution

For the year ended December 31, 2022, the following Funds designated long-term capital gain distributions:

Value Index Fund	$16,259,179
Growth Index Fund	25,969,205
Small Cap Index Fund	1,361,864
Conservative Portfolio	192,415
Balanced Portfolio	1,225,334
Growth Portfolio	1,622,545

Foreign Source Income and Expense

The following Funds intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. The pass-through of the foreign tax credit will only affect those persons who are shareholders on the dividend record date. These shareholders will receive more detailed information with their 2022 Form 1099-DIV. The per share amounts designated were:

	Foreign Source Income	Foreign Tax Expense
International Index Fund	$0.3960	$0.0410
Conservative Portfolio	0.0199	0.0036
Balanced Portfolio	0.0489	0.0088
Growth Portfolio	0.0754	0.0135

BOARD CONSIDERATION OF ADVISORY AND SUB-ADVISORY AGREEMENTS

At its November 18, 2022 in-person meeting, the Funds’ Board of Trustees, which consists of a majority of Independent Trustees, unanimously approved one-year renewals of the Investment Advisory Agreement for each Fund and the Sub-Investment Advisory Agreement for the International Index Fund.

The Board considered information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual contract review process. The Trustees reviewed and evaluated all of this information and considered factors they believed, in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment, to be relevant and appropriate. The Board considered each Fund, including each of its classes, and each Agreement separately. The Board’s conclusions with respect to the approvals were based in part on the Board’s evaluation of the Agreements in prior years and their experience with the nature and quality of services provided under the Agreements in prior years. The Board’s determinations were not based on any single factor, and individual Trustees may have weighed certain factors differently.

INVESTMENT ADVISORY AGREEMENT WITH EVERENCE CAPITAL MANAGEMENT, INC.

In approving the continuation of the Investment Advisory Agreement between each Fund and Everence Capital Management, Inc. (“Everence” or the “Adviser”), the Board gave weight to the following factors, among others.

Nature, Quality and Extent of Services

The Board examined the nature, quality and extent of services the Adviser provides to the Funds. Among other things, the Board considered the Adviser’s experience in serving as investment adviser to the Funds, including the experience of the investment professionals and other senior personnel at the Adviser providing services to the Funds. The Board also considered the Adviser’s

Additional Fund Information (unaudited), continued	December 31, 2022

performance in fulfilling its responsibilities for overseeing the Funds’ legal and compliance environment, and the Adviser’s responsiveness in implementing Board directives and addressing Board requests relating to the Funds. In addition, the Board considered the Adviser’s track record and experience providing portfolio management services to the Funds that the Adviser manages directly, the qualifications of the portfolio managers responsible for the day-to-day portfolio management of each Fund that is managed directly, and the Adviser’s infrastructure and resources available to the portfolio managers. For the International Index Fund, the Board also considered the Adviser’s effectiveness in overseeing the Sub-Adviser. The Board also considered that the Adviser is responsible for developing and integrating key elements of the Funds’ socially responsible investing, including the Stewardship Investing screening process for the Funds, shareholder advocacy on behalf of the Funds, and proxy voting for the Funds. Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board concluded that it was satisfied with the nature, quality and extent of services provided to the Funds by the Adviser.

Investment Performance

In evaluating each Fund’s investment performance, the Board considered investment performance in light of the Fund’s investment objectives, strategies, and risks, as disclosed in the Fund’s prospectus. The Board also considered each Fund’s historical investment performance relative to its benchmark and peer group. The Board evaluated Fund performance gross of fees and net of fees. The Board also considered the impact of the Funds’ Stewardship Investing screens on Fund performance. The Board evaluated each class of each Fund. Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board reached the following conclusions with regard to each Fund’s investment performance, for the periods ended September 30, 2022:

Impact Bond Fund: performance was in line with expectations. The Board noted that the Fund’s gross performance exceeded its benchmark index for the one-, three-, five- and ten-year periods, and measured against its peer group, Class I ranked between the 26th and 35th percentiles and Class A ranked between the 46th and 71st percentiles over those periods;

Value Index Fund: performance was in line with expectations. The Board noted that the Fund’s gross performance exceeded its benchmark index for the three-, five- and ten-year periods and trailed the index for the one-year period, variation from the index was reasonable, and measured against its peer group, Class I ranked between the 25th and 64th percentiles and Class A ranked between the 36th and 68th percentiles over those periods;

Growth Index Fund: performance was in line with expectations. The Board noted that the Fund’s gross performance exceeded its benchmark index for the one-, three-, five- and ten-year periods, variation from the index was reasonable, and measured against its peer group, Class I ranked between the 13th and 23rd percentiles and Class A ranked between the 17th and 25th percentiles over those periods;

Small Cap Index Fund: performance was mixed. The Board noted that the Fund’s gross performance trailed its benchmark index for the one-, three-, five-, and ten-year periods, and measured against its peer group, Class I ranked in between the 48th and 96th percentiles and Class A ranked between the 64th and 98th percentiles over those periods. The Board noted that prior to January 1, 2017, the Fund’s portfolio was managed by a sub-adviser, not the Adviser, and used a different small-cap investment strategy from its current strategy that seeks to track the performance of its benchmark index. The Board also noted that since implementing the index strategy, the performance variation from the index was reasonable or explainable;

Conservative Portfolio: performance was in line with expectations. The Board noted that the Fund’s gross performance exceeded its benchmark index for the one-, three-, five- and ten-year periods, and measured against its peer group, ranked between the 68th to 82nd percentiles over those periods;

Balanced Portfolio: performance was in line with expectations. The Board noted that the Fund’s gross performance exceeded its benchmark index for the one-, three-, and five- and ten-year periods, and measured against its peer group, ranked between the 61st and 79th percentiles over those periods; and

Growth Portfolio: performance was in line with expectations. The Board noted that the Fund’s gross performance exceeded its benchmark index for the for one-, three-, five- and ten-year periods, and measured against its peer group, ranked between the 39th and 68th percentiles over those periods.

Costs of Services and Profitability

The Board reviewed information regarding the costs of providing the advisory services to the Funds and the profits to be realized by the Adviser and its affiliates from their relationship with the Funds. In its review of the Funds’ total and net expenses, the Board considered the Adviser’s fees, as well as other Fund expenses, such as transfer agent, custody, legal, compliance and audit fees. The Board considered the components of the other expenses and the allocation methods for shared expenses. The Board also noted the effects of any current expense waivers and reimbursements on fees and expense levels, any proposed changes to the current waivers and reimbursements, and the duration of any waivers and reimbursements. As part of its review, the Board considered the expense ratios and profitability information by Fund compared with peer group fund expense ratios. In addition, the Board reviewed the fee structures

Additional Fund Information (unaudited), continued	December 31, 2022

and other information provided by the Adviser regarding its services to other clients. Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board concluded that the costs to each Fund of the services provided to the Fund by the Adviser were fair.

The Board considered the extent to which economies of scale would be realized as the Funds grow and whether the investment advisory fee rates reflect those economies of scale for the benefit of Fund shareholders. The Board considered that the investment advisory fee schedules for the Impact Bond Fund, Value Index Fund, Growth Index Fund and Small Cap Index Fund had breakpoints, and that the Adviser has represented that it would consider breakpoints for the other Funds as they grow in size. The Board also considered the information provided regarding the expense levels of peer group funds. Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board acknowledged the Adviser’s statement that current asset levels for the non-index-based Funds did not warrant breakpoints at this time.

Other Benefits

The Board discussed the extent to which the Adviser and its affiliates might derive other benefits, including soft dollar credits or other similar benefits from the Adviser’s relationship with the Funds. The Board noted that the Adviser does not generate soft dollar credits on Fund brokerage transactions. The Board also considered other potential benefits to the Adviser and its affiliates from their relationship with the Funds. Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board concluded that such benefits were not material or were reasonable in relation to the services provided. In addition, the Board noted that the Funds benefit from their association with the Adviser and its affiliates, particularly in light of the Adviser’s commitment to socially responsible investing and shareholder advocacy.

SUB-INVESTMENT ADVISORY AGREEMENT WITH APERIO GROUP, LLC

In approving the continuation of the Sub-Investment Advisory Agreement between Everence Capital Management, Inc. and Aperio Group, LLC (“Aperio”) with respect to portfolio management of Praxis International Index Fund, the Board considered the following factors, among others.

Nature, Quality and Extent of Services

The Board evaluated the nature, extent and quality of services Aperio provides to the Fund. Among other things, the Board considered Aperio’s experience in providing the investment strategy used by the Fund and in serving as Sub-Adviser to the Fund, including the experience its investment professionals and other senior personnel at Aperio providing services to the Fund. The Board considered Aperio’s compliance capabilities, its compliance record with respect to the Fund, and the quality of communication among the Adviser, Aperio and the Board. The Board considered Aperio’s compliance with the Fund’s investment objective and policies, as well as its implementation of the Fund’s principal investment strategy. The Board considered Aperio’s track record and experience providing portfolio management services to the Fund. The Board considered Aperio’s responsiveness in implementing Board directives and addressing Board questions and requests relating to the Fund. Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board concluded that it was satisfied with the nature, quality and extent of services provided to the International Index Fund by Aperio.

Investment Performance

The Board reviewed historical performance data for the International Index Fund and considered the Fund’s historical performance relative to its benchmark and peer groups. The Board also considered the impact of the Fund’s Stewardship Investing screens on Fund performance. Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board concluded that, for the periods ended September 30, 2022, the Fund’s performance was in line with expectations. The Board noted that the Fund’s gross performance exceeded its benchmark index for the one-, three-, five- and ten-year periods, variation from the index was reasonable, and measured against its peer group, Class I ranked between the 30th and 65th percentiles and Class A ranked between the 48th and 86th percentiles over those periods.

Costs of Services

The Board considered the costs of the services provided by Aperio to the International Index Fund and the response from Aperio regarding profitability. Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board concluded that the costs to the International Index Fund of the services provided by Aperio were fair.

Economies of Scale

The Board considered that Aperio had agreed to a reduced sub-advisory fee schedule in 2020.

Additional Fund Information (unaudited), continued	December 31, 2022

Other Benefits

The Board considered the extent to which Aperio or its affiliates would derive other benefits, including soft dollar credits or other similar benefits, from Aperio’s relationship with the International Index Fund. The Board noted that Aperio does not generate soft dollar credits on Fund brokerage transactions. The Board also considered other potential benefits to Aperio and its affiliates from their relationship with the Funds. Based on these and other considerations, within the context of its overall determinations regarding the Sub-Investment Advisory Agreement, the Board concluded that Aperio and its affiliates did not derive material benefits from their relationship with the International Index Fund other than receipt of sub-advisory fees and potential benefits from their association with the Praxis Mutual Funds.

Expense Comparison:

As a shareholder of the Praxis Mutual Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads); redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and service 12b-1 fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Praxis Mutual Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2022 through December 31, 2022.

The Actual Expense example below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses paid during the period” to estimate the expenses you paid on your account during this period.

The Hypothetical Expense example below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Account Value at Beginning of Period ($)		Account Value at End of Period ($)		Expenses Paid During Period ($)*		Expense Ratio During Period (%)**
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Impact Bond Fund
Class A	1,000.00	1,000.00	967.40	1,020.67	4.46	4.58	0.90%
Class I	1,000.00	1,000.00	970.30	1,022.74	2.43	2.50	0.49%
International Index Fund
Class A	1,000.00	1,000.00	1,013.80	1,019.16	6.09	6.11	1.20%
Class I	1,000.00	1,000.00	1,017.10	1,022.08	3.15	3.16	0.62%
Value Index Fund
Class A	1,000.00	1,000.00	1,059.70	1,021.58	3.74	3.67	0.72%
Class I	1,000.00	1,000.00	1,061.70	1,023.29	1.97	1.94	0.38%
Growth Index Fund
Class A	1,000.00	1,000.00	986.70	1,021.88	3.30	3.36	0.66%
Class I	1,000.00	1,000.00	988.10	1,023.39	1.80	1.84	0.36%
Small Cap Index Fund
Class A	1,000.00	1,000.00	1,027.00	1,019.56	5.72	5.70	1.12%
Class I	1,000.00	1,000.00	1,028.80	1,023.04	2.20	2.19	0.43%
Conservative Portfolio
Class A	1,000.00	1,000.00	983.60	1,022.23	2.95	3.01	0.59%
Balanced Portfolio
Class A	1,000.00	1,000.00	1,000.60	1,022.84	2.37	2.40	0.47%
Growth Portfolio
Class A	1,000.00	1,000.00	1,012.40	1,022.79	2.43	2.45	0.48%

* Expenses are equal to average account value times each Fund’s annualized expense ratio multiplied by 184/365 (to reflect the one-half year period).

** Annualized.

Management of the Trust (unaudited)

Listed below is basic information regarding the Trustee and principal officers of the Trust. The Trust’s Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling (800) 977-2947.

Management of the Trust

Name, Year of Birth and Address	Position with the Company, Term of Office[2] and Length of Time Served	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships Held by Trustee
Interested Trustees[1]
Kenneth D. Hochstetler 1110 North Main Street Goshen, IN 46528 Year of Birth: 1961	Trustee, since 11/14/14	President and CEO of Everence (August 2014 - Present)	8	N/A

[1]	Mr. Hochstetler is deemed an “interested person” of the Trust due to his senior leadership positions with the Funds’ investment adviser (Everence) and its parent (Everence Financial).

Independent Trustees
Laura Berry 1110 North Main Street Goshen, IN 46528 Year of Birth: 1958	Trustee, since 01/01/17	Retired; Executive Director, Interfaith Center on Corporate Responsibility (2007 - 2016)	8	N/A
Francis G. Coleman 1110 North Main Street Goshen, IN 46528 Year of Birth: 1954	Trustee since 01/01/23	Founder/CEO, BeingFrank Consulting (2020 – present); Retired, Vice Chair and Executive Vice President, CBIS, Inc. (Christian Brothers Investment Services)(1987 – 2019)	8	N/A
Andy Dula 1110 North Main Street Goshen, IN 46528 Year of Birth: 1969	Trustee, since 01/01/18	President at EGStoltzfus (2012 – present)	8	N/A
Jeffrey K. Landis 1110 North Main Street Goshen, IN 46528 Year of Birth: 1969	Trustee, since 04/28/16	Partner, Landis, Hunsberger, Gingrich & Weik, LLP (Law Firm) (1994 - present)	8	N/A
Aimee Minnich 1110 North Main Street Goshen, IN 46528 Year of Birth: 1980	Trustee, since 01/01/20	General Counsel & Chief Impact Officer, Impact Foundation (2015 - present); President & General Counsel, National Christian Foundation, Heartland (2009 – 2014)	8	N/A
Lori Scott 1110 North Main Street Goshen, IN 46528 Year of Birth: 1968	Trustee since 01/01/23	Managing Director, Impact Credit, Lafayette Square (2021 –present); Chief Credit Officer, Impact Investments, John D. and Catherine T. MacArthur Foundation (2017 – 2021)	8	N/A

[2]

Each Trustee serves until retirement, resignation, removal or death. The Board has adopted a policy that fixes a mandatory retirement date for the Trustees (the end of the year upon turning 72) and limits the maximum length of service on the Board (15 years).

Management of the Trust (unaudited), continued

Name, Year of Birth and Address	Position with the Company, Term of Office[1] and Length of Time Served	Principal Occupation During the Past Five Years
Officers
Chad Horning 1110 North Main Street Goshen, IN 46528 Year of Birth: 1968	President, since 03/10/15	Chief Investment Officer and Senior Vice President, Everence (2009 - present)
Katherine J. Glick Miller 1110 North Main Street Goshen, IN 46528 Year of Birth: 1977	Vice President since 07/01/22

Vice President of Financial Services Operations, Everence (7/1/2022 - present); Retirement Administrator, Everence (October 2019 – June 2022); Designated Principal, Concourse Financial Group Securities, Inc. (October 2020 – present); Tax Associate, Tax Solutions, P.C. (2014-2019)

Trent M. Statczar Three Canal Plaza Suite 100 Portland, ME 04101 Year of Birth: 1971	Treasurer, since 01/01/09	Senior Principal Consultant, ACA Group (fromerly Foreside Financial Group) (2008 - present)
Rodney L. Ruehle Three Canal Plaza Suite 100 Portland, ME 04101 Year of Birth: 1968	Chief Compliance Officer, since 05/15/15	Senior Principal Consultant, ACA Group (fromerly Foreside Financial Group) (2008 - present)
Jennifer L. Gorham Three Canal Plaza Suite 100 Portland, ME 04101 Year of Birth: 1981	Secretary since 07/01/22	Principal Consultant, ACA Group (formerly Foreside Financial Group) (2015 – present)

[1]	Each Trust officer serves until retirement, resignation, removal or death.

For more information about the Praxis Mutual Funds, the following documents are available free upon request:

Proxy Voting:

The Adviser is responsible for exercising the voting rights associated with the securities purchased and held by the Funds and Portfolios. A description of the policies and procedures that the Adviser uses in fulfilling this responsibility and information regarding how those proxies were voted during the twelve month period ended June 30 are available (i) without charge, upon request, by calling (800) 977-2947; and (ii) on the Securities and Exchange Commission’s (“Commission’s”) Web site at www.sec.gov.

Quarterly Portfolio Disclosure:

The Trust files a complete listing of the Schedules of Portfolio Investments for each Fund and Portfolio as of the end of the first and third quarters of each fiscal year as an exhibit on Form N-PORT. The complete listing (i) is available on the Commission’s Web site and (ii) will be made available to shareholders upon request by calling (800) 977-2947. The Statement of Additional Information contains more information about the Funds and Portfolios and can be obtained free of charge by calling (800) 977-2947.

Annual/Semi-Annual Reports:

The Praxis Mutual Funds’ annual and semi-annual reports to shareholders contain additional information on each Fund’s or Portfolio’s investments. In the annual report you find a discussion of the market conditions and investment strategies that significantly affected the Fund’s or Portfolio’s performance during the year.

Statement of Additional Information (SAI):

The SAI provides more detailed information about the Praxis Mutual Funds, including their operations and investment policies. It is incorporated by reference and is legally considered a part of this prospectus.

You can get free copies of reports and the SAI, or request other information and discuss your questions about the Funds or Portfolios, by contacting the broker that sells the Praxis Mutual Funds, or by contacting the Praxis Mutual Funds at:

Praxis Mutual Funds
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, WI 53201-0701
Telephone: 1-800-977-2947
Internet: http://www.praxismutualfunds.com(1)

You can review and get copies of the Praxis Mutual Fund’s reports and SAI at the Public Reference Room of the Securities and Exchange Commission. You can get text only copies:

●

For a duplicating fee, by writing the Public Reference Section of the Commission, Washington, DC 20549-1520 or calling (202) 551-8090, or by electronic request, by emailing the SEC at the following address: publicinfo@sec.gov.

●	Free from the Commission’s Web site at www.sec.gov.

(1)	The Funds’ site is not a part of this prospectus.

Investment Company Act file no. 811-08056

THIS PAGE INTENTIONALLY LEFT BLANK

Praxis Mutual Funds

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

2230057

(b)	Not applicable.

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The code of ethics is included as Exhibit 12(a)(1).

During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3.	Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. Ms. Laura Berry is the registrant’s “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees. Audit fees totaled $127,250 for the December 31, 2022 fiscal year and $123,500 for the December 31, 2021 fiscal year.

(b)	Audit-Related Fees. There were no audit-related fees for the December 31, 2022 fiscal year and the December 31, 2021 fiscal year.

(c)	Tax Fees. Tax fees totaled $37,300 for the December 31, 2022 fiscal year and $38,300 for the December 31, 2021 fiscal year and consisted of fees for tax compliance services during both years.

(d)	All Other Fees. There were no other fees for the December 31, 2022 or December 31, 2021 fiscal years.

(e)	(1) Audit Committee Pre-Approval Policies.

(A) Audit Services

Before an auditor is engaged by the funds to render audit services, the committee shall review and approve the engagement (see also “delegation” below).

(B) Permissible Non-Audit Services

The committee shall review and approve in advance any proposal (except as set forth in (1) through (3) below) that the funds employ their auditor to render “permissible non-audit services” to the funds. (a “permissible non-audit service” is defined as a non-audit service that is not prohibited by rule 2-01(c)(4) of regulation s-x or other applicable law or regulation.) The committee shall also review and approve in advance any proposal (except as set forth in (1) through (3) below) that the adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the funds (an “adviser-affiliated service provider”), employ the funds’ auditor to render non-audit services, if such engagement would relate directly to the operations and financial reporting of the funds. As a part of its review, the committee shall consider whether the provision of such services is consistent with the auditor’s independence (see also “delegation” below). Pre-approval by the committee of non-audit services is not required so Long as:

(1) (a) with respect to the funds, the aggregate amount of all such permissible non-audit services provided to the funds constitutes no more than 5% of the total amount of revenues paid to the auditor by the funds during the fiscal year in which the services are provided; (b) with respect to the adviser and any adviser-affiliated service provider, the aggregate amount of all such non-audit services provided constitutes no more than 5% of the total amount of revenues (of the type that would have to be pre-approved by the committee) paid to the auditor by the funds, the adviser and any adviser-affiliated service provider during the fiscal year in which the services are provided;

(2) such services were not recognized by the funds at the time of the engagement to be non-audit services; and

(3) such services are promptly brought to the attention of the committee and approved prior to the completion of the audit by the committee or its delegate(s) (as defined below).

(C) Delegation

The committee may delegate to one or more of its members (“delegates”) authority to pre-approve the auditor’s provision of audit services or permissible non-audit services to the funds, or the provision of non- audit services to the adviser or any adviser-affiliated service provider. Any pre-approval determination made by a delegate shall be presented to the full committee at its next meeting. The committee shall communicate any pre-approval made by it or a delegate to the fund administrator/fund accounting agent, who will ensure that the appropriate disclosure is made in the funds’ periodic reports and other documents as required under the federal securities laws.

(e)	(2) All of the services described in paragraphs (b) through (d) of Item 4 were approved by the Audit Committee.

(f)	Not applicable

(g)	The aggregate non-audit fees for services to the registrant, its investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were $37,300 for the December 31, 2022 fiscal year and $38,300 for December 31, 2021 fiscal year.

(h)	The audit committee considered the non-audit services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser, and believes the services are compatible with the principal accountant’s independence.

(i)	The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

(j)	The registrant is not a foreign issuer.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments

(a)	Schedule I – Investments in Securities of Unaffiliated Issuers

The complete schedule of investments is included in the report to shareholders in Item 1 of this Form N-CSR.

(b)	The Registrant made no divestments of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Item 7.	Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote Of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the Registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Code of Ethics for Senior Financial Officers is filed herewith.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable

(b)	Certification required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 is furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Praxis Mutual Funds

By:	/s/ Trent Statczar
Trent Statczar
Treasurer and Chief Financial Officer
March 7, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Chad Horning
Chad Horning
President and Chief Executive Officer
March 7, 2023

By:	/s/ Trent Statczar
Trent Statczar
Treasurer and Chief Financial Officer
March 7, 2023